                              MASTER LOAN AGREEMENT


                         Dated: As of November 24, 2003

                                      Among

               THE NEWKIRK MASTER LIMITED PARTNERSHIP, a Delaware
                               limited partnership

                                    ("NMLP")

                                       and

                         FLEET NATIONAL BANK ("Agent"),

                                       and

                              FLEET NATIONAL BANK
                and any other Lenders, which are, or may become,
                     parties to this Agreement ("Lenders")

                         $208,473,427.27 Credit Facility

------------------------------------------------------------------------------

                        T-TWO PARTNERS, L.P. , a Delaware
                               limited partnership

                                    ("T-Two")

                                       and

                              FLEET NATIONAL BANK,

                                       and

                               FLEET NATIONAL BANK
   and any other Lenders, which are, or may become, parties to this Agreement

                         $316,526,572.73 Credit Facility


                                ----------------

                  FLEET SECURITIES, INC. ("Syndication Agent")

                                ----------------


                                                 TABLE OF CONTENTS
                                                                                                               Page
                                                                                                               ----
1.       BACKGROUND...............................................................................................1

         1.1      Defined Terms...................................................................................1
         1.2      Borrowers.......................................................................................1
         1.3      NMLP Loan.......................................................................................1
         1.4      T-Two Loan......................................................................................1
         1.5      Guaranties and Indemnities......................................................................2
         1.6      Loans...........................................................................................2

2.       LOAN PROVISIONS..........................................................................................3

         2.1      Amount of Loans.................................................................................3
         2.2      Term of Loans; Extension Rights.................................................................3
         2.3      Interest Rate and Payment Terms.................................................................3
                  2.3.1      Options..............................................................................3
                  2.3.2      Selection To Be Made.................................................................3
                  2.3.3      Notice ..............................................................................4
                  2.3.4      Conversion of Other Advances.........................................................4
                  2.3.5      Telephonic Notice....................................................................4
                  2.3.6      Limits On Options, One Selection Per Month...........................................4
                  2.3.7      Payment and Calculation of Interest..................................................4
                  2.3.8      Principal............................................................................4
                  2.3.9      Prepayment...........................................................................8
                  2.3.10     Maturity.............................................................................9
                  2.3.11     Method of Payment; Date of Credit....................................................9
                  2.3.12     Billings.............................................................................9
                  2.3.13     Default Rate.........................................................................9
                  2.3.14     Late Charges.........................................................................9
                  2.3.15     Prepayment Costs.....................................................................9
         2.4      Loan Fees; Agent's Fees........................................................................10
                  2.4.1      Agent's Fees........................................................................10
                  2.4.2      Extension Fees......................................................................10
         2.5      Acceleration...................................................................................10
         2.6      Conditions to Extending Loan...................................................................10
                  2.6.1      No Default..........................................................................10
                  2.6.2      Notice From Borrowers...............................................................10
                  2.6.3      Covenant Compliance.................................................................10
                  2.6.4      Exercise of Remainder Ground Lease Options and Ground Lease
                             Extension Options...................................................................10
                  2.6.5      Conditions Satisfied................................................................11
                  2.6.6      Extension Fee.......................................................................11
                  2.6.7      Additional Documents................................................................11
                  2.6.8      Before End of Term..................................................................11
         2.7      Additional Provisions Related to Interest Rate Selection.......................................11
                  2.7.1      Increased Costs.....................................................................11
                  2.7.2      Illegality..........................................................................12
                  2.7.3      Additional Eurodollar Conditions....................................................12


                                                        (i)


                  2.7.4      Variable Rate Advances..............................................................14

3.       SECURITY FOR THE LOANS; LOAN AND SECURITY DOCUMENTS.....................................................14

         3.1      Security for NMLP Loan.........................................................................14
                  3.1.1      Security Agreement..................................................................14
                  3.1.2      NMLP Ownership Interest Pledge and Security Agreement...............................14
                  3.1.3      Depository Account Pledge and Security Agreements...................................16
                  3.1.4      Collateral Assignment of Interest Rate Protection Agreement.........................16
                  3.1.5      NMLP Subsidiaries and NMLP Loan Parties Security
                             Agreements..........................................................................16
                  3.1.6      NMLP Partnership GPs Ownership Interest Pledge and Security
                             Agreement...........................................................................16
                  3.1.7      Newkirk GP LLC Ownership Interest Pledge and Security
                             Agreement...........................................................................17
                  3.1.8      Newkirk GP Holding LLC Ownership Interest Pledge and
                             Security Agreement..................................................................17
                  3.1.9      Collateral Assignment by Newkirk Finco LLC of Administrator
                             LLC Loan............................................................................17
                  3.1.10     Newkirk MLP Unit LLC Ownership Interest Pledge and Security
                             Agreement...........................................................................17
                  3.1.11     Pledge of Ownership Interest in NK-Leyden Loan, L.P.................................17
                  3.1.12     Pledge of Ownership Interest in Subsidiary Limited Partnerships.....................17
                  3.1.13     Pledge of Ownership Interest in NK-Dautec Loan, L.P.................................17
                  3.1.14     Collateral Assignment of Tustin Loan................................................18
                  3.1.15     Pledge of Ownership Interest in T-Two Partners, L.P.................................18
                  3.1.16     Pledge of Ownership Interest in Holding Subsidiary LLC..............................18
                  3.1.17     Pledge of Ownership Interest in NK-CR Corp..........................................18
                  3.1.18     Pledge of Ownership Interest in NK-CR Holdings LLC..................................18
                  3.1.19     Pledge of Ownership Interest in Newkirk Stock LLC...................................18
                  3.1.20     Pledge of Ownership Interest by MLP GP LLC of General
                             Partnership Interest in NMLP........................................................18
                  3.1.21     Pledge of Ownership Interest in MLP GP LLC..........................................18
                  3.1.22     Newkirk Indemnification.............................................................19
                  3.1.23     Guaranties..........................................................................19
                  3.1.24     Environmental Compliance and Indemnification Agreement..............................19
                  3.1.25     Escrow Agreement Respecting Ground Lease Extensions and
                             Lease Options.......................................................................19
                  3.1.26     Additional Documents................................................................20
         3.2      NMLP Loan Documents and NMLP Security Documents................................................20
         3.3      Security for T-Two Loan........................................................................20
                  3.3.1      Security Agreement..................................................................20
                  3.3.2      Collateral Assignment of Beneficial Interest in Grantor Trust.......................20
                  3.3.3      Collateral Assignment of Intercompany Loan..........................................20
                  3.3.4      Depository Account Pledge and Security Agreement....................................20
                  3.3.5      Guaranties..........................................................................20
                  3.3.6      Collateral Assignment of Interest Rate Protection Agreement.........................21
                  3.3.7      Additional Documents................................................................21
         3.4      T-Two Loan Documents and T-Two Security Documents..............................................21

4.       CONTINUING AUTHORITY OF AUTHORIZED REPRESENTATIVES......................................................21



                                                       (ii)




5.       CONDITIONS PRECEDENT....................................................................................21

         5.1      Closing NMLP Loan and Funding NMLP Loan Advance................................................21
                  5.1.1      Satisfactory NMLP Loan Documents and Related Documents;
                             Loan Agenda Items...................................................................22
                  5.1.2      Financial Information; No Material Change...........................................22
                  5.1.3      Warranties and Representations Accurate.............................................22
                  5.1.4      Validity and Sufficiency of NMLP Security Documents.................................22
                  5.1.5      Payment Direction And Authorization.................................................23
                  5.1.6      Integrated Matters..................................................................23
                  5.1.7      Litigation..........................................................................23
                  5.1.8      Formation Documents and Entity Agreements...........................................23
                  5.1.9      Compliance With Law.................................................................24
                  5.1.10     Compliance With Financial Covenants.................................................24
                  5.1.11     Due Diligence.......................................................................24
                  5.1.12     Condition of Property...............................................................25
                  5.1.13     Insurance...........................................................................25
                  5.1.14     Third Party Consents and Agreements.................................................25
                  5.1.15     Management Agreements...............................................................25
                  5.1.16     Cash Management.....................................................................25
                  5.1.17     Loan Facility Rating................................................................25
                  5.1.18     Interest Rate Protection Agreement..................................................26
                  5.1.19     Legal Opinions......................................................................26
                  5.1.20     No Default..........................................................................26
         5.2      Closing T-Two Loan and Funding T-Two Loan Advance..............................................26
                  5.2.1      Satisfactory T-Two Loan Documents and Related Documents;
                             Loan Agenda Items...................................................................26
                  5.2.2      Financial Information; No Material Change...........................................26
                  5.2.3      Warranties and Representations Accurate.............................................27
                  5.2.4      Validity and Sufficiency of T-Two Security Documents................................27
                  5.2.5      Payment Direction And Authorization.................................................27
                  5.2.6      Litigation..........................................................................27
                  5.2.7      Formation Documents and Entity Agreements...........................................28
                  5.2.8      Compliance With Law.................................................................28
                  5.2.9      Due Diligence.......................................................................29
                  5.2.10     Condition of Property...............................................................29
                  5.2.11     Insurance...........................................................................29
                  5.2.12     Third Party Consents and Agreements.................................................29
                  5.2.13     Cash Management.....................................................................29
                  5.2.14     Interest Rate Protection Agreement..................................................29
                  5.2.15     Legal Opinions......................................................................29
                  5.2.16     Refinance...........................................................................29
                  5.2.17     No Default..........................................................................30

6.       WARRANTIES AND REPRESENTATIONS..........................................................................30

         6.1      NMLP...........................................................................................30
                  6.1.1      Formation...........................................................................30
                  6.1.2      Proceedings; Enforceability.........................................................30

                                                       (iii)



                  6.1.3      Conflicts...........................................................................30
                  6.1.4      Ownership and Taxpayer Identification Numbers.......................................31
                  6.1.5      Litigation..........................................................................31
                  6.1.6      Information.........................................................................31
                  6.1.7        Taxes.............................................................................31
                  6.1.8      Financial Information...............................................................32
                  6.1.9      Management Agreements...............................................................32
                  6.1.10     Control Provisions..................................................................32
                  6.1.11     Formation Documents.................................................................32
                  6.1.12     Related Documents...................................................................32
                  6.1.13     Bankruptcy Filings..................................................................32
                  6.1.14     Options.............................................................................33
                  6.1.15     Investment Company..................................................................33
                  6.1.16     Holding Company.....................................................................33
                  6.1.17     Securitization Documents............................................................33
                  6.1.18     Individual Properties...............................................................33
                  6.1.19     Use of Proceeds.....................................................................36
                  6.1.20     Insurance...........................................................................36
                  6.1.21     Deferred Compensation and ERISA.....................................................36
                  6.1.22     No Default..........................................................................36
                  6.1.23     Newkirk Loans.......................................................................37
                  6.1.24     Integrated Documents................................................................37
                  6.1.25     Other NMLP Loan Parties' Warranties and Representations.............................37
         6.2      T-Two..........................................................................................37
                  6.2.1      Formation...........................................................................37
                  6.2.2      Proceedings; Enforceability.........................................................37
                  6.2.3      Conflicts...........................................................................38
                  6.2.4      Ownership and Taxpayer Identification Numbers.......................................38
                  6.2.5      Litigation..........................................................................38
                  6.2.6      Information.........................................................................38
                  6.2.7      Taxes  .............................................................................38
                  6.2.8      Financial Information...............................................................39
                  6.2.9      Formation Documents.................................................................39
                  6.2.10     Related Documents...................................................................39
                  6.2.11     Bankruptcy Filings..................................................................39
                  6.2.12     Options.............................................................................39
                  6.2.13     Investment Company..................................................................39
                  6.2.14     Holding Company.....................................................................39
                  6.2.15     Securitization Documents............................................................39
                  6.2.16     Use of Proceeds.....................................................................39
                  6.2.17     Insurance...........................................................................40
                  6.2.18     Deferred Compensation and ERISA.....................................................40
                  6.2.19     No Default..........................................................................40
                  6.2.20     Other T-Two Loan Parties' Warranties and Representations............................40

7.       AFFIRMATIVE COVENANTS...................................................................................40

         7.1      NMLP...........................................................................................40
                  7.1.1      Notices.............................................................................40
                  7.1.2      Financial Statements; Reports; Officer's Certificates...............................40
                  7.1.3      Existence...........................................................................46
                  7.1.4      Payment of Taxes....................................................................46

                                                       (iv)




                  7.1.5      Insurance; Casualty, Taking.........................................................46
                  7.1.6      Inspection..........................................................................47
                  7.1.7      NMLP Loan Documents.................................................................47
                  7.1.8      Further Assurances..................................................................47
                  7.1.9      Books and Records...................................................................47
                  7.1.10     Business and Operations.............................................................48
                  7.1.11     Title. .............................................................................48
                  7.1.12     Estoppel............................................................................48
                  7.1.13     ERISA. .............................................................................48
                  7.1.14     Depository Accounts.................................................................49
                  7.1.15     Cash Flow; NMLP Payment Direction Letters...........................................49
                  7.1.16     Distributions.......................................................................52
                  7.1.17     Exercise of Ground Lease Extension Options and Remainder
                             Ground Lease Options................................................................53
                  7.1.18     Control Preservation................................................................53
                  7.1.19     Costs and Expenses..................................................................53
                  7.1.20     Appraisals..........................................................................54
                  7.1.21     Indemnification.....................................................................54
                  7.1.22     Leasing Matters.....................................................................55
                  7.1.23     Future Collateral Obligations.......................................................56
                  7.1.24     Economic Discontinuance.............................................................58
                  7.1.25     Replacement Documentation...........................................................59
                  7.1.26     Other Covenants.....................................................................59
                  7.1.27     Related Documents...................................................................59
                  7.1.28     T/I Fund Account....................................................................60
                  7.1.29     Single-Purpose Entity...............................................................61
                  7.1.30     Ratings.............................................................................61
         7.2      T-Two..........................................................................................61
                  7.2.1      Notices.............................................................................62
                  7.2.2      Financial Statements; Reports; Officer's Certificates...............................62
                  7.2.3      Existence...........................................................................64
                  7.2.4      Payment of Taxes....................................................................64
                  7.2.5      Insurance; Casualty, Taking.........................................................64
                  7.2.6      Inspection..........................................................................64
                  7.2.7      T-Two Loan Documents................................................................64
                  7.2.8      Further Assurances..................................................................65
                  7.2.9      Books and Records...................................................................65
                  7.2.10     Business and Operations.............................................................65
                  7.2.11     Title. .............................................................................65
                  7.2.12     Estoppel............................................................................66
                  7.2.13     ERISA. .............................................................................66
                  7.2.14     Depository Accounts.................................................................66
                  7.2.15     Cash Flow; T-Two Payment Direction Letters..........................................67
                  7.2.16     Costs and Expenses..................................................................67
                  7.2.17     Indemnification.....................................................................68
                  7.2.18     Replacement Documentation...........................................................68
                  7.2.19     Other Covenants.....................................................................68
                  7.2.20     Single-Purpose Entity...............................................................68
                  7.2.21     Intercompany Loan...................................................................69
         7.3      Financial Covenants............................................................................69
                  7.3.1      Debt Service Coverage Ratios........................................................69
                  7.3.2      Consolidated Leverage Ratio.........................................................71
                  7.3.3      Minimum Liquidity...................................................................71


                                                        (v)


                  7.3.4      Minimum Consolidated Net Worth......................................................72

8.       NEGATIVE COVENANTS......................................................................................72

         8.1      NMLP...........................................................................................72
                  8.1.1      No Changes to NMLP and other NMLP Loan Parties......................................73
                  8.1.2      Restrictions on Liens...............................................................73
                  8.1.3      Consolidations, Mergers, Sales of Assets, Issuance and Sale of
         Equity..................................................................................................74
                  8.1.4      Restrictions on Debt................................................................75
                  8.1.5      Respecting Individual Properties....................................................76
                  8.1.6      Respecting Ground Lease Extension Options and Remainder
                             Ground Lease Options................................................................76
                  8.1.7      Other Business......................................................................76
                  8.1.8      Change of Control...................................................................76
                  8.1.9      Forgiveness of Debt.................................................................77
                  8.1.10     Affiliate Transactions..............................................................77
                  8.1.11     Amendments; Terminations of Related Documents.......................................77
                  8.1.12     ERISA. .............................................................................77
                  8.1.13     Bankruptcy Filings..................................................................77
                  8.1.14     Investment Company..................................................................77
                  8.1.15     Holding Company.....................................................................77
                  8.1.16     Use of Proceeds.....................................................................77
                  8.1.17     Advances and Loans..................................................................77
                  8.1.18     Distributions.......................................................................77
                  8.1.19     Restrictions on Investments.........................................................78
                  8.1.20     Contracts of a Material or Significant Nature.......................................78
                  8.1.21     Consulting or Management Fees.......................................................78
                  8.1.22     Negative Pledges, etc...............................................................78
                  8.1.23     Newkirk Business Transactions.......................................................79
                  8.1.24     Limitations On Certain Transactions.................................................79
         8.2      T-Two..........................................................................................79
                  8.2.1      No Changes to T-Two and other T-Two Loan Parties....................................79
                  8.2.2      Restrictions on Liens...............................................................79
                  8.2.3      Consolidations, Mergers, Sales of Assets, Issuance and Sale of
                             Equity..............................................................................80
                  8.2.4      Restrictions on Debt................................................................80
                  8.2.5      Other Business......................................................................81
                  8.2.6      Change of Control...................................................................81
                  8.2.7      Forgiveness of Debt.................................................................81
                  8.2.8      Affiliate Transactions..............................................................81
                  8.2.9      Amendments; Terminations of Related Documents.......................................81
                  8.2.10     ERISA. .............................................................................81
                  8.2.11     Bankruptcy Filings..................................................................81
                  8.2.12     Investment Company..................................................................81
                  8.2.13     Holding Company.....................................................................81
                  8.2.14     Use of Proceeds.....................................................................81
                  8.2.15     Advances and Loans..................................................................82
                  8.2.16     Distributions.......................................................................82
                  8.2.17     Restrictions on Investments.........................................................82
                  8.2.18     Contracts of a Material or Significant Nature.......................................82
                  8.2.19     Negative Pledges, etc...............................................................82


                                                       (vi)


                  8.2.20     Limitations On Certain Transactions.................................................82

9.       SPECIAL PROVISIONS......................................................................................83

         9.1      Legal Requirements.............................................................................83
         9.2      NMLP Distributions.............................................................................83
                  9.2.1      Notice of Intention to Distribute...................................................83
                  9.2.2      Conditions Must Be Satisfied........................................................83
                  9.2.3      Current Information.................................................................83
         9.3      Limited Recourse Provisions....................................................................84
                  9.3.1      Borrower Fully Liable...............................................................84
                  9.3.2      Certain Non-Recourse................................................................84
                  9.3.3      Additional Matters..................................................................84
         9.4      Payment of Obligations.........................................................................84

10.      EVENTS OF DEFAULT.......................................................................................85

         10.1     Default and Events of Default..................................................................85
                  10.1.1     NMLP   .............................................................................85
                  10.1.2     T-Two  .............................................................................88
         10.2     Grace Periods and Notice.......................................................................91
                  10.2.1     No Notice or Grace Period...........................................................91
                  10.2.2     Nonpayment of Interest and Principal................................................91
                  10.2.3     Other Monetary Defaults.............................................................91
                  10.2.4     Nonmonetary Defaults................................................................91

11.      REMEDIES................................................................................................92

         11.1     Remedies.......................................................................................92
                  11.1.1     Accelerate Debt.....................................................................92
                  11.1.2     Pursue Remedies.....................................................................92
         11.2     Written Waivers................................................................................92
         11.3     Power of Attorney..............................................................................92

12.      SECURITY INTEREST AND SET-OFF...........................................................................92

         12.1     Security Interest..............................................................................92
         12.2     Set-Off........................................................................................92
         12.3     Application....................................................................................93
         12.4     Right to Freeze................................................................................93
         12.5     Additional Rights..............................................................................93

13.      THE AGENT AND THE LENDERS...............................................................................93

         13.1     Rights, Duties and Immunities of the Agent.....................................................93
                  13.1.1     Appointment of Agent................................................................93
                  13.1.2     Administration of Loan by Agent.....................................................94
                  13.1.3     Delegation of Duties................................................................94


                                                       (vii)




                  13.1.4     Exculpatory Provisions..............................................................94
                  13.1.5     Reliance by Agent...................................................................95
                  13.1.6     Notice of Default...................................................................95
                  13.1.7     Lenders' Credit Decisions...........................................................95
                  13.1.8     Agent's Reimbursement and Indemnification...........................................95
                  13.1.9     Agent in its Individual Capacity....................................................96
                  13.1.10    Successor Agent.....................................................................96
                  13.1.11    Duties in the Case of Enforcement...................................................96
         13.2     Respecting Loans and Payments..................................................................97
                  13.2.1     Procedures for Loans................................................................97
                  13.2.2     Nature of Obligations of Lenders....................................................97
                  13.2.3     Payments to Agent...................................................................97
                  13.2.4     Distribution of Liquidation Proceeds................................................98
                  13.2.5     Adjustments.........................................................................98
                  13.2.6     Setoff .............................................................................99
                  13.2.7     Distribution by Agent...............................................................99
                  13.2.8     Delinquent Lender...................................................................99
                  13.2.9     Holders............................................................................100
         13.3     Assignment and Participation..................................................................100
                  13.3.1     Conditions to Assignment by Lenders................................................100
                  13.3.2     Certain Representations and Warranties.............................................101
                  13.3.3     Register...........................................................................102
                  13.3.4     Register Notation..................................................................102
                  13.3.5     Participations.....................................................................102
                  13.3.6     Disclosure.........................................................................102
                  13.3.7     Miscellaneous Assignment Provisions................................................102
         13.4     Administrative Matters........................................................................103
                  13.4.1     Amendment, Waiver, Consent, Etc....................................................103
                  13.4.2     Deemed Consent or Approval.........................................................103
         13.5     Syndication Agent.............................................................................104

14.      GENERAL PROVISIONS.....................................................................................104

         14.1     Notices.......................................................................................104
         14.2     Limitations on Assignment.....................................................................107
         14.3     Further Assurances............................................................................107
         14.4     Payments......................................................................................107
         14.5     Parties Bound.................................................................................107
         14.6     Governing Law; Consent to Jurisdiction; Mutual Waiver of Jury Trial...........................107
                  14.6.1     Substantial Relationship...........................................................107
                  14.6.2     Place of Delivery..................................................................108
                  14.6.3     Governing Law......................................................................108
                  14.6.4     Consent to Jurisdiction............................................................108
                  14.6.5     JURY TRIAL WAIVER..................................................................108
         14.7     Survival......................................................................................108
         14.8     Cumulative Rights.............................................................................108
         14.9     Claims Against Agent or Lenders...............................................................109
                  14.9.1     Borrower Must Notify...............................................................109
                  14.9.2     Remedies...........................................................................109
                  14.9.3     Limitations........................................................................109
         14.10    Regarding Consents............................................................................109
         14.11    Obligations Absolute..........................................................................109


                                                      (viii)




         14.12    Table of Contents, Title and Headings.........................................................110
         14.13    Counterparts..................................................................................110
         14.14    Satisfaction of Commitment....................................................................110
         14.15    Time Of the Essence...........................................................................110
         14.16    No Oral Change................................................................................110
         14.17    Monthly Statements............................................................................110

















                                      (ix)

                                    EXHIBITS


 Exhibit A      --       Definitions

 Exhibit B-1    --       Sources and Uses of NMLP Loan

 Exhibit B-2    --       Sources and Uses of T-Two Loan

 Exhibit C-1    --       NMLP Note

 Exhibit C-2    --       T-Two Note

 Exhibit D      --       Authorized Representatives

 Exhibit E      --       Required Property, Hazard and Other Insurance

 Exhibit F      --       Ownership Interests and Taxpayer Identification Numbers

 Exhibit G-1    --       Compliance Certificate for NMLP Loan

 Exhibit G-2    --       Compliance Certificate for T-Two Loan

 Exhibit G-3    --       Financial Covenant Compliance Certificate

 Exhibit H      --       Form of Assignment and Acceptance

 Exhibit I      --       Lenders' Commitments

 Exhibit J      --       Individual Properties

 Exhibit K      --       Loan Agenda

 Exhibit L      --       Other Partnerships

 Exhibit M      --       Newkirk Partnerships

 Exhibit N      --       Allocated Payment Amounts

 Exhibit P      --       Cash Flow Projections

 Exhibit Q      --       GMAC Borrowers

 Exhibit R      --       Accounts




                                     (xiii)

                                    SCHEDULES

Schedule 2.6.4 ..............................................................10
Schedule 6.1.4(iii)..........................................................31
Schedule 6.1.4(iv)...........................................................31
Schedule 6.1.5...............................................................31
Schedule 6.1.18(ii)(i).......................................................34
Schedule 6.1.18(ii)(ii)(x)...................................................34
Schedule 6.1.18(ii)(ii)(y)...................................................34
Schedule 6.1.18(ii)(ii)(z)...................................................34
Schedule 6.1.18(ii)(iii).....................................................35
Schedule 6.1.18(v)...........................................................35
Schedule 6.1.18(v)(vi).......................................................35
Schedule 6.1.18(vi)..........................................................35
Schedule 6.1.18(vii).........................................................35
Schedule 6.1.18(viii)........................................................35
Schedule 6.1.18(xi)..........................................................36
Schedule 6.1.23..............................................................38
Schedule 6.1.24..............................................................38
Schedule 6.2.5...............................................................39
Schedule 6.2.15..............................................................39
Schedule 7.1.22(iii).........................................................56
Schedule 8.1.4(iii)..........................................................76
Schedule 8.2.4(ii)...........................................................81



                                      (xiv)

                              MASTER LOAN AGREEMENT


         This agreement ("Loan Agreement" or "Agreement") is made and entered into as of the 24th day of November, 2003, by and between THE NEWKIRK MASTER LIMITED PARTNERSHIP, a Delaware limited partnership having an address c/o Winthrop Financial Associates, Seven Bulfinch Place, Suite 500, Boston, Massachusetts ("NMLP"), and T-TWO PARTNERS, L.P., a Delaware limited partnership having an address c/o Winthrop Financial Associates, Seven Bulfinch Place, Suite 500, Boston, Massachusetts ("T-Two"; NMLP and T-Two are sometimes hereinafter referred to individually as a "Borrower" and collectively as the "Borrowers") and FLEET NATIONAL BANK, a national banking association, with a place of business at 100 Federal Street, Boston, Massachusetts, 02110 and the other lending institutions which are, or may become, parties to this Agreement pursuant to Section 13.3 (the "Lenders") and FLEET NATIONAL BANK, a national banking association, with a place of business at 100 Federal Street, Boston, Massachusetts, 02110, as agent for itself and such other lending institutions (the "Agent").

                                   WITNESSETH:

         1.       BACKGROUND.

         1.1 Defined Terms. Capitalized terms used in this Agreement are defined either in Exhibit A, or in specific sections of this Agreement, or in another Loan Document, as referenced in Exhibit A.

         1.2      Borrowers.

                  1.2.1 NMLP is a limited partnership organized under the laws of the State of Delaware of which the sole general partner is MLP GP LLC, a Delaware limited liability company ("NMLP GP").

                  1.2.2 T-Two is a limited partnership organized under the laws of the State of Delaware of which the sole general partner is Holding Subsidiary LLC, a Delaware limited liability company ("T-Two GP").

         1.3      NMLP Loan.

                  1.3.1 NMLP entered into a certain loan arrangement (the "Existing Loan") with Fleet National Bank as agent on behalf of certain lenders in the original principal amount of $225,000,000.00, as evidenced by, among other documents and instruments, that certain Loan Agreement dated January 30, 2002 entered into between NMLP and Fleet National Bank.

                  1.3.2 NMLP has applied to Lenders for a loan of TWO HUNDRED EIGHT MILLION FOUR HUNDRED SEVENTY THREE THOUSAND FOUR HUNDRED TWENTY SEVEN DOLLARS AND TWENTY SEVEN CENTS ($208,473,427.27) (the "NMLP Loan"), the proceeds of which are to be used to repay the Existing Loan in full, to pay certain closing and transactional costs as approved by the Agent, to provide funding for a working capital reserve, and to provide certain initial funding into the T/I Fund Account, all in accordance with the schedule of sources and uses annexed hereto as Exhibit B-1.

         1.4 T-Two Loan. T-Two has applied to the Lenders for a loan of THREE HUNDRED SIXTEEN MILLION FIVE HUNDRED TWENTY SIX THOUSAND FIVE HUNDRED SEVENTY TWO DOLLARS AND SEVENTY THREE CENTS ( $316,526,572.73) (the "T-Two

Loan"), the proceeds of which will utilized by T-Two to pay certain closing and transactional costs as approved by the Agent, and to effect the following transactions (the "Refinance"), each of which shall occur simultaneously with the closing and funding of the T-Two Loan, all in accordance with the schedule of sources and uses annexed hereto as Exhibit B-2.

                  1.4.1 T-Two shall make a distribution to its respective equity holders in the amount of $182,515,321.01(the "Closing Distribution");

                  1.4.2 T-Two shall purchase a 100% interest in the Grantor Trust T-1 Certificate from the REMIC under the Pooling Agreement in consideration of a purchase price of $152,001,061.59;

                  1.4.3 The REMIC shall be liquidated, and T-Two will cause the Grantor Trust Agreement to be amended to provide for, among other things, that all amounts received by the Grantor Trust with respect to the Securitized Notes and the Securitized Mortgages shall immediately be forwarded to the T-Two Account maintained at Fleet to be administered as set forth in the Cash Management Agreement.

         1.5      Guaranties and Indemnities.

                  1.5.1 As an inducement to Lenders to make the NMLP Loan, NK-Leasehold II LLC, NK-Leyden GP LLC, NK-Dautec GP LLC, NK-First Loan E Cert LLC, NK-First Loan F Cert LLC, NK-First Loan G Cert LLC, MLP Manager Corp., Newkirk MLP Unit LLC, NMLP GP, T-Two, Newkirk GP LLC, Newkirk Finco LLC, NK-CR Holdings LLC, Holding Subsidiary LLC, the MLP Holders, Newkirk Martall L.P., Newkirk Segair L.P., Newkirk Calcraf L.P., NK-CR Corp, Newkirk Stock LLC, VNK L.L.C., Newkirk NL Holdings LLC, and Newkirk GP Holding LLC (in such capacity, severally and collectively called "NMLP Guarantor") have agreed to furnish either recourse or non-recourse guaranties to the Agent with respect to the NMLP Loan.

                  1.5.2 As a further inducement to Lenders to make the NMLP Loan, Newkirk NL Holdings, LLC, a Delaware limited liability company, Newkirk MLP Corp., a Delaware corporation, Apollo Real Estate Investment Fund III, L.P., a Delaware limited partnership, Vornado Realty, L.P., a Delaware limited partnership, Vornado Newkirk LLC, a Delaware limited liability company, and VNK L.L.C., a Delaware limited liability company (severally and collectively called "Newkirk Indemnitor") have agreed to furnish certain indemnities to the Agent with respect to the NMLP Loan.

                  1.5.3 As an inducement to Lenders to make the T-Two Loan, NMLP, NK-CR Holdings LLC, Holding Subsidiary LLC, NK-CR Corp., Newkirk Stock LLC, VNK L.L.C., and Newkirk NL Holdings LLC (in such capacity, severally and collectively called "T-Two Guarantor") have agreed to furnish either recourse or non-recourse guaranties to the Agent with respect to the T-Two Loan.

         1.6      Loans.

                  1.6.1 Subject to all of the terms, conditions and provisions of this Agreement, and of the agreements and instruments referred to herein, each of the Lenders agrees severally to make a loan to the NMLP equal to such Lender's NMLP Commitment, and NMLP agrees to accept and repay the NMLP Loan.

                  1.6.2 Subject to all of the terms, conditions and provisions of this Agreement, and of the agreements and instruments referred to herein, each of the Lenders agrees severally to make a loan to the T-Two equal to such Lender's T-Two Commitment, and T-Two agrees to accept and repay the T-Two Loan.

                  1.6.3 The NMLP Loan and the T-Two Loan are sometimes hereinafter referred to individually as a "Loan" and collectively as the "Loans".

         2.       LOAN PROVISIONS.

         2.1      Amount of Loans.

                  2.1.1 In no event shall the aggregate amount of the NMLP Loan and Total NMLP Commitment exceed $208,473,427.27

                  2.1.2 In no event shall the aggregate amount of the T-Two Loan and Total T-Two Commitment exceed $316,526,572.73.

                  2.1.3 Any and all advances of proceeds of the each Loan shall be made by the Lenders pro rata in accordance with each Lender's Commitment Percentage.

         2.2 Term of Loans; Extension Rights. The Loans shall be for a term ("Initial Term") commencing on the date hereof and ending on November 24, 2006 ("Maturity Date"). The Initial Term of each Loan may be extended for one year ("First Extended Term") until November 24, 2007 ("First Extended Maturity Date") and thereafter may be further extended for an additional one year ("Second Extended Term") until November 24, 2008 ("Second Extended Maturity Date"), in each instance upon satisfaction of the conditions set forth in Section 2.6 (hereinafter, the First Extended Term and the Second Extended Term may be referred to herein sometimes as the "Extended Term" as may be applicable)(hereinafter, the First Extended Maturity Date and the Second Extended Maturity Date may be referred to herein sometimes as the "Extended Maturity Date" as may be applicable).

         2.3 Interest Rate and Payment Terms. The Loans shall be payable as to interest and principal in accordance with the provisions of this Agreement and the Notes. This Agreement also provides for interest at a Default Rate, Late Charges and prepayment rights and fees. All payments for the account of Lenders made by either Borrower shall be applied to the respective accounts of the Lenders in accordance with each Lender's Commitment Percentage of the respective Loans. The Agent will disburse such payments to the Lenders on the date of receipt thereof if received prior to 10:00 a.m. on such date and, if not, on the next Business Day. Any and all interest rate selection and conversion provisions in this Agreement are to be administered by the Agent and to be allocated on a pro rata basis to the portion of the balance due under the Notes held by each Lender based upon such Lender's Commitment Percentage.

                  2.3.1      Options.

                           (i) Principal amounts outstanding under the NMLP Loan
                  shall bear interest at the following rates, at NMLP's selection, subject to the conditions and limitations provided for in this Agreement: (i) Variable Rate or (ii) Effective LIBO Rate.

                           (ii) Principal amounts outstanding under the T-Two
                  Loan shall bear interest at the following rates, at T-Two's selection, subject to the conditions and limitations provided for in this Agreement: (i) Variable Rate or (ii) Effective LIBO Rate.

                  2.3.2 Selection To Be Made. Each Borrower shall separately select, and thereafter may change the selection of, the applicable interest rate, from the alternatives otherwise provided for in this Agreement, by giving Agent a Notice of Rate Selection (in accordance with the requirements of Section 2.3.3, below): (i) prior to the respective Loan, (ii) prior to the end of each Interest Period applicable to an Effective LIBO Rate Advance, or (iii) on any Business Day on which Borrower desires to convert an outstanding Variable Rate Advance to an Effective LIBO Rate Advance.

                  2.3.3 Notice. A "Notice of Rate Selection" shall be a written notice, given by cable, tested telex, telecopier (with authorized signature), or by telephone if immediately confirmed by such a written notice, from an Authorized Representative of the respective Borrower which: (i) is irrevocable; (ii) is received by Agent not later than 10:00 o'clock A.M. Eastern Time: (a) if an Effective LIBO Rate is selected, at least two (2) Business Days prior to the first day of the Interest Period to which such selection is to apply, (b) if a Variable Rate is selected, on the first day of the Interest Period to which it applies; and (iii) as to each selected interest rate option, sets forth the aggregate principal amount(s) to which such interest rate option(s) shall apply and the Interest Period(s) applicable to each Effective LIBO Rate Advance.

                  2.3.4 Conversion of Other Advances. At the end of each applicable Interest Period, the applicable Effective LIBO Rate Advance shall be converted to an Effective LIBO Rate Advance with an Interest Period of thirty (30) days unless the respective Borrower selects another option in accordance with the provisions of this Agreement.

                  2.3.5 Telephonic Notice. Without in any way limiting each Borrower's obligation to confirm in writing any telephonic notice, Agent may act without liability upon the basis of telephonic notice believed by Agent in good faith to be from the subject Borrower prior to receipt of written confirmation. In each case the subject Borrower hereby waives the right to dispute Agent's record of the terms of such telephonic Notice of Rate Selection in the absence of manifest error.

                  2.3.6 Limits On Options, One Selection Per Month. Each Effective LIBO Rate Advance shall be in a minimum amount of $1,000,000. At no time shall there be outstanding a total of more than six (6) Effective LIBO Rate Advances combined at any time under the NMLP Loan, and a total of more than six (6) Effective LIBO Rate Advances combined at any time under the T-Two Loan. If either Borrower shall make more than one (1) interest rate selection in any thirty (30) day period, excluding conversions of outstanding advances made at the end of an applicable Interest Period of any previously outstanding Effective LIBO Rate Advance, Agent may impose and such Borrower shall pay a reasonable processing fee for each such additional selection.

                  2.3.7 Payment and Calculation of Interest. All interest under each Loan shall be: (a) payable in arrears commencing December 31, 2003 and on the last Business Day of each month thereafter until the principal together with all interest and other charges payable with respect to each Loan shall be fully paid; and (b) calculated on the basis of a 360 day year and the actual number of days elapsed. Each change in the Prime Rate shall simultaneously change the Variable Rate payable under this Agreement. Interest at the Effective LIBO Rate shall be computed from and including the first day of the applicable Interest Period to, but excluding, the last day thereof.

                  2.3.8      Principal.

                           (1)      Scheduled Payments.

                                    (1) T-Two. Commencing on March 31, 2004 and
                           continuing on the last Business Day of each calendar quarter thereafter, T-Two shall pay principal in quarterly installments of $1,312,500.00 (the "T-Two Scheduled Payment"). To the extent the Maturity Date is extended to any Extended Maturity Date, the required quarterly principal payment set forth above shall continue to be due on the last day of each calendar quarter. The entire principal balance of the T-Two Loan shall be due and payable in full on the Maturity Date (or as may be applicable, any Extended Maturity Date).

                                    (2) NMLP Commencing on the last Business Day
                           of each calendar quarter after repayment in full of the T-Two Loan, NMLP shall pay principal in quarterly installments of $1,312,500.00. To the extent the Maturity Date is extended to any Extended Maturity Date, the required quarterly principal payment set forth above shall continue to be due on the last day of each calendar quarter. The entire principal balance of the Loan shall be due and payable in full on the Maturity Date (or as may be applicable, any Extended Maturity Date).

                           (2) NMLP Mandatory Principal Repayments. In addition
                  to the scheduled payments of principal, as provided above, the NMLP shall make the following mandatory prepayments of principal (singly and collectively, the "NMLP Mandatory Principal Prepayments") each of which shall be due and payable on the later of (x) within five (5) Business Days of the event giving rise to such NMLP Mandatory Principal Prepayment obligation (the "NMLP Mandatory Prepayment Event") or (y) within three (3) Business Days of written demand therefor by the Agent; provided, however, at the request of NMLP, the Agent agrees to hold the amount of any such NMLP Mandatory Principal Prepayment in the NMLP Mandatory Principal Payment Account (as defined in the Cash Management Agreement, pledged to the Agent, on behalf of the Lenders, to secure the repayment of the NMLP Obligations, until the earlier of (x) the expiration of any relevant Interest Period so that the prepayment can be made without NMLP incurring any costs under
                  Section 2.3.15. or (y) ninety (90) days:

                                    (1) Except for a transfer in connection with
                           an Economic Discontinuance Sale, seventy-five (75%) percent of the Net Sales Proceeds, as determined in the reasonable judgment of the Agent, (x) received by any NMLP Partnership from the sale, transfer, or other disposition of any Individual Property or any portion thereof or (y) received by NMLP from the sale, transfer, dissolution, or other disposition of the ownership interest in any NMLP Partnership, provided: (1) if such Individual Property secures a Securitized Note as to which the Agent has not yet received Mandatory Principal Prepayments in an amount equal to the Allocated Payment Amount, such NMLP Mandatory Principal Prepayment shall be the lesser of
                           (A) one hundred (100%) percent of the Net Sales Proceeds or (B) the Shortfall Amount plus, if such NMLP Mandatory Principal Prepayment results in the payment in full of the Allocated Payment Amount, seventy-five (75%) percent of (I) the Net Sales Proceeds less (II) the Shortfall Amount to be paid by NMLP in connection with such transaction; and (2) if such Individual Property is the last or only Securitized Property which secures a Securitized Note as to which the Agent has not yet received Mandatory Principal Prepayments in an amount equal to the Allocated Payment Amount, such NMLP Mandatory Principal Prepayment shall be equal (A) the Shortfall Amount, plus (B) seventy-five (75%) percent of (I) the Net Sales Proceeds less (II) the Shortfall Amount to be paid by NMLP in connection with such transaction;

                                    (2) Except for a transfer in connection with
                           an Economic Discontinuance Sale, seventy-five (75%) percent of the Net Sales Proceeds, as determined in the reasonable judgment of the Agent, (x) distributed to any limited partnership interest held by NMLP, any NMLP Subsidiary, or any other Newkirk Group Entity from the sale, transfer, or other disposition of any Individual Property or any portion thereof by a Other Partnership, Partially Owned Limited Partnership, or Subsidiary Limited Partnership (based upon the aggregate percentage limited partnership interest in such Other Partnership, Partially Owned Limited Partnership, NMLP Subsidiary, and any other Newkirk Group Entity) or (y) received by NMLP from the sale, transfer, dissolution, or other disposition of the ownership interest in any Other Partnership, Partially Owned Limited Partnership, or Subsidiary Limited Partnership;

                                    (3) One hundred (100%) percent of the Net
                           Refinancing Proceeds, as determined in the reasonable judgment of the Agent, received by any NMLP Partnership on account of any financing or refinancing of any Individual Property, provided, if such Individual Property is the last or only Securitized Property which secures a Securitized Note as to which the Agent has not yet received Mandatory Principal Prepayments in an amount equal to the Allocated Payment Amount, such NMLP Mandatory Principal Prepayment shall be the greater of (A) one hundred (100%) percent of the Net Refinancing Proceeds or (B) the Shortfall Amount;

                                    (4) One hundred (100%) percent of the Net
                           Refinancing Proceeds, as determined in the reasonable judgment of the Agent, distributed to any limited partnership interest held by NMLP, any NMLP Subsidiary, or any other Newkirk Group Entity from the financing or refinancing of any Individual Property by a Other Partnership, Partially Owned Limited Partnership, or Subsidiary Limited Partnership (based upon the aggregate percentage limited partnership interest in such Other Partnership, Partially Owned Limited Partnership, or Subsidiary Limited Partnership owned by NMLP, any NMLP Subsidiary, and any other Newkirk Group Entity);

                                    (5) One hundred (100%) percent of the Net
                           Sales Proceeds, as determined in the reasonable judgment of the Agent, received by any NMLP Partnership from an Economic Discontinuance Sale of any Individual Property or any portion thereof;

                                    (6) One hundred (100%) percent of the Net
                           Sales Proceeds, as determined in the reasonable judgment of the Agent, distributed to any limited partnership interest held by NMLP, any NMLP Subsidiary, or any other Newkirk Group Entity from an Economic Discontinuance Sale of any Individual Property or any portion thereof by a Other Partnership, Partially Owned Limited Partnership, or Subsidiary Limited Partnership (based upon the aggregate percentage limited partnership interest in such Other Partnership, Partially Owned Limited Partnership, or Subsidiary Limited Partnership owned by NMLP, any NMLP Subsidiary, and any other Newkirk Group Entity);

                                    (7) One hundred (100%) percent of the Net
                           Proceeds, as determined in the reasonable judgment of the Agent, received by any NMLP Partnership from any casualty or taking regarding any Individual Property or any portion thereof which proceeds are not to be utilized within a reasonable period of time following such event for the repair or reconstruction thereof;

                                    (8) One hundred (100%) percent of the Net
                           Proceeds, as determined in the reasonable judgment of the Agent, distributed to any limited partnership interest held by NMLP, any NMLP Subsidiary or any other Newkirk Group Entity from any casualty or taking regarding any Individual Property or any portion thereof owned by a Other Partnership, Partially Owned Limited Partnership, or Subsidiary Limited Partnership which proceeds are not to be utilized within a reasonable period of time following such event for the repair or reconstruction thereof (based upon the aggregate percentage limited partnership interest in such Other Partnership or Partially Owned Limited Partnership owned by NMLP, any NMLP Subsidiary, and any other Newkirk Group Entity);

                                    (9) Seventy-five (75%) percent of the Net
                           Sales Proceeds, as determined in the reasonable judgment of the Agent, received by NMLP or any wholly-owned NMLP Subsidiary from the sale, transfer, or other disposition of any asset (other than a sale of any Individual Property) of NMLP or any wholly owned Borrower Subsidiary;

                                    (10) Seventy-five (75%) percent of the Net
                           Sales Proceeds, as determined in the reasonable judgment of the Agent, distributed to any limited partnership, membership or other ownership interest held by NMLP, any NMLP Subsidiary, or any other Newkirk Group Entity from the sale, transfer, or other disposition of any asset (other than a sale of any Individual Property) of any Other Partnership or any Partially Owned Limited Partnership or any non wholly-owned NMLP Subsidiary (based upon the aggregate percentage ownership interest in such Other Partnership or Partially Owned Limited Partnership or non-wholly owned Borrower Subsidiary owned by NMLP, any NMLP Subsidiary, and any other Newkirk Group Entity).

                  Any NMLP Mandatory Principal Prepayment shall be applied first to the outstanding principal balance due under the NMLP Loan, and then to the principal obligations outstanding under the NMLP T-Two Guaranty, if any, in each instance in inverse order of maturity.

                           (3) T-Two Mandatory Principal Repayments. In
                  addition to the scheduled payments of principal, as provided above, T-Two shall make the following mandatory prepayments of principal (singly and collectively, the "T-Two Mandatory Principal Prepayments"), each of which shall be due and payable on the later of (x) within five (5) Business Days of the event giving rise to such T-Two Mandatory Principal Prepayment obligation (the "T-Two Mandatory Prepayment Event") or (y) within three (3) Business Days of written demand therefor by the Agent; provided, however, at the request of T-Two, the Agent agrees to hold the amount of any such T-Two Mandatory Principal Prepayment in the T-Two Mandatory Principal Payment Account (as defined in the Cash Management Agreement, pledged to the Agent, on behalf of the Lenders, to secure the repayment of the T-Two Obligations, until the earlier of (x) the expiration of any relevant Interest Period so that the prepayment can be made without T-Two incurring any costs under Section
                  2.3.15. or (y) ninety (90) days:

                                    (1) One hundred (100%) percent of the
                           amounts, as determined in the reasonable judgment of the Agent, received by the Grantor Trust Trustee upon any prepayment of principal or interest of any Securitized Note, whether voluntary or involuntary, or arising from any sale (including any Economic Discontinuance Sale), refinancing, casualty or condemnation loss or otherwise.

                                    (2) One hundred (100%) percent of the
                           amounts, as determined in the reasonable judgment of the Agent, received by T-Two, NK-CR Holdings LLC and/or Holdings Subsidiary LLC on account of any payment or other consideration due under the Call Option Agreement.

                                    (3) One Hundred (100%) percent of any
                           Balancing Amount as determined from time to time in the reasonable judgment of the Agent.

                  Any T-Two Mandatory Principal Prepayment shall be applied first to the outstanding principal balance due under the T-Two Loan, and then to the principal obligations outstanding under the T-Two NMLP Guaranty, if any, in each instance in inverse order of maturity.

                  2.3.9 Prepayment. Except for the payment of any applicable Prepayment Fee, as hereinafter provided, the Loans or any portion thereof may be prepaid in full or in part at any time upon fifteen (15) days prior written notice from the respective Borrower to the Agent, without premium or penalty with respect to Variable Rate Advances and, with respect to Effective LIBO Rate Advances subject to the payment of any additional amounts provided for in Section 2.3.15. Any Mandatory Principal Prepayment and any other partial prepayment of principal shall first be applied to the principal due in the reverse order of maturity, and no such partial prepayment shall relieve the subject Borrower of the obligation to pay each installment of principal when due. Any amounts prepaid may not be reborrowed.

                           (1) Each Borrower shall pay the Agent on behalf of
                  the Lenders (solely with respect to any prepayment on the respective Loan of the subject Borrower) a "Prepayment Fee" (so referred to herein) as follows, which Prepayment Fee shall be due with respect to any prepayments in the aggregate as to both Loans in excess of the Allowed Prepayment Amount:

                                    (1) subject to clause (ii) below, with
                           respect to any and all prepayments made on or before November 24, 2004, the subject Borrower shall pay a Prepayment Fee of one percent (1.0%) of the principal amount so prepaid; and

                                    (2) subject to clause (ii) below, with
                           respect to any and all prepayments made after November 24, 2004, but on or before November 24, 2005, the subject Borrower shall pay a Prepayment Fee of one half of one percent (0.5%) of the principal amount so prepaid; and

                                    (3) with respect to any and all prepayments
                           made after November 24, 2005, the Borrowers shall not be required to pay any Prepayment Fee.

                           (2) Any applicable Prepayment Fee shall be payable
                  in respect of all prepayments of principal whether voluntary or involuntary including, without limitation, prepayments made upon acceleration of the subject Loan; provided, however, in connection with any Mandatory Principal Prepayments, the Prepayment Fee shall only apply to (x) any prepayments in a calender year after the Agent has received in the aggregate Fifty Million Dollars ($50,000,000.00) in prepayments combined as to both Loans in each calender year and/or (y) any Mandatory Principal Prepayment which is part of a related series of transactions to repay the Loan in full. If by reason of an Event of Default Agent elects to declare either Loan to be immediately due and payable, then any applicable Prepayment Fee with respect to the Loan shall become due and payable in the same manner as though such Borrower had exercised such right of prepayment.

                  2.3.10 Maturity. At maturity all accrued interest, principal and other charges due with respect to the Loans shall be due and payable in full and the principal balance and such other charges, but not unpaid interest, shall bear interest at the Default Rate until so paid.

                  2.3.11 Method of Payment; Date of Credit. All payments of interest, principal and fees shall be made in lawful money of the United States in immediately available funds, without counterclaim or setoff and free and clear of, and without any deduction or withholding for, any taxes or other payments: (a) by direct charge to an account of each Borrower maintained with Agent (or the then holder of the Loans),
         (b) by wire transfer to Agent, (c) to such other bank or address as the Agent may designate in a written notice to the Borrowers, or (d) as provided in the Cash Management Agreements. Payments shall be credited on the Business Day on which immediately available funds are received prior to ten o'clock A.M. Eastern Time; payments received after ten o'clock A.M. Eastern Time shall be credited to the Loan on the next Business Day. Payments which are by check, which Agent may at its option accept or reject, or which are not in the form of immediately available funds shall not be credited to the Loan until such funds become immediately available to Agent, and, with respect to payments by check, such credit shall be provisional until the item is finally paid by the payor bank.

                  2.3.12 Billings. Agent may submit monthly billings reflecting payments due to the applicable Borrower; however, any changes in the interest rate which occur between the date of billing and the due date may be reflected in the billing for a subsequent month. Neither the failure of Agent to submit a billing nor any error in any such billing shall excuse either Borrower from the obligation to make full payment of such Borrower's payment obligations when due.

                  2.3.13 Default Rate. Agent shall have the option of imposing, and shall impose at the direction of the Required Lenders, and the subject Borrower shall pay upon billing therefor, an interest rate which is four and one half percent (4.5%) per annum above the Variable Rate ("Default Rate"): (a) following the occurrence and during the continuance of any Event of Default, and (b) after Maturity. Each Borrower's right to select pricing options shall cease following and during the continuance of any Event of Default.

                  2.3.14 Late Charges. Each Borrower shall pay (solely with respect to such Borrower's respective Loan), upon billing therefor, a "Late Charge" equal to five percent (5%) of the amount of any regularly scheduled payment of principal (other than principal due at Maturity or any Mandatory Principal Prepayment), interest, or both, which is not paid within ten (10) days of the due date thereof (other than with respect to any payment as to which the said ten (10) day period expires after the implementation of the Default Rate). Late charges are: (a) except as provided above, payable in addition to, and not in limitation of, the Default Rate, (b) intended to compensate Agent for administrative and processing costs incident to late payments, (c) are not interest, and (d) shall not be subject to refund or rebate or credited against any other amount due.

                  2.3.15 Prepayment Costs. Each Borrower shall pay to Agent (solely with respect to such Borrower's respective Loan), immediately upon request and notwithstanding contrary provisions contained in any of the Loan Documents, such amounts as shall, in the conclusive judgment of Agent (in the absence of manifest error), compensate Agent and the Lenders for the loss, cost or expense which they may reasonably incur as a result of (i) any payment or prepayment, under any circumstances whatsoever, whether voluntary or involuntary, of all or any portion of an Effective LIBO Rate Advance on a date other than the last day of the applicable Interest Period of an Effective LIBO Rate Advance, (ii) the conversion, for any reason whatsoever, whether voluntary or involuntary, of any Effective LIBO Rate Advance to a Variable Rate Advance on a date other than the last day of the applicable Interest Period, (iii) the failure of all or a portion of a Loan which was to have borne interest at the Effective LIBO Rate pursuant to the request of Borrower to be made under the Loan Agreement (except as a result of a failure by any Lender to fulfill such Lender's obligations to fund), or (iv) the failure of such Borrower to borrow in accordance with any request submitted by it for an Effective LIBO Rate Advance. Such amounts payable by the subject Borrower shall be equal to
         (a) any administrative costs actually incurred plus (b) the LIBO Breakage Amount.

         2.4      Loan Fees; Agent's Fees.

                  2.4.1 Agent's Fees. The Borrowers shall pay to the Agent for its own account an "Agent's Fee" in accordance with the written agreement between the Borrowers and the Agent.

                  2.4.2 Extension Fees. Each Borrower (solely with respect to such Borrower's respective Loan) shall pay to the Agent for the account of the Lenders "Extension Fees" (so referred to herein) in amounts representing one quarter of one percent (0.25%) of the then outstanding principal balance of the Loan at the Maturity Date (and at the First Extended Maturity Date, as applicable), on each occasion, in connection with such Borrower's exercise of its extension rights, and as a condition precedent to the effectiveness thereof, in each instance, as provided in Section 2.6.

         2.5 Acceleration. The Agent may, and upon the request of the Required Lenders shall, accelerate the applicable Loans, after the occurrence and during the continuance of an Event of Default. Upon such an acceleration, all principal, accrued interest and costs and expenses shall be due and payable together with interest on such principal at the Default Rate and any applicable Prepayment Fee and any amounts due under Section 2.3.15.

         2.6 Conditions to Extending Loan. Upon satisfaction of each of the following conditions, each Borrower may extend its respective Loan until the First Extended Maturity Date, and thereafter, again upon satisfaction of each of the following conditions, each Borrower may further extend its respective Loan until the Second Extended Maturity Date:

                  2.6.1 No Default. No Default with respect to such Borrower shall exist on the date of such Borrower's written notice for an extension as provided for below and on the Maturity Date (or as may be applicable, the First Extended Maturity Date).

                  2.6.2 Notice From Borrowers. Such Borrower shall have given Agent written notice of its request to exercise its extension right at least forty-five (45) days, but no more than ninety (90) days, before the Maturity Date (or as may be applicable, the First Extended Maturity Date).

                  2.6.3 Covenant Compliance. No breach of any covenants imposed upon such Borrower or Guarantor shall exist including, without limitation, the Financial Covenants;

                  2.6.4 Exercise of Remainder Ground Lease Options and Ground Lease Extension Options. NMLP shall have, or shall have caused the applicable NMLP Subsidiary to, timely duly exercise all Remainder Ground Lease Options and Ground Lease Extension Options as to which the final date to exercise such Remainder Ground Lease Options and Ground Lease Extension Options is within thirteen months of the Maturity Date (or with respect to any extension of the Loan for the Second Extended Term, within thirteen months of the First Extended Maturity Date) (as of the Closing Date, the applicable Remainder Ground Lease Options and Ground Lease Extension Options are listed on Schedule 2.6.4);

                  2.6.5 Conditions Satisfied. All of the conditions set forth in
         Section 5.1 or Section 5.2 of this Agreement, to the extent applicable to the subject Loan being extended, shall continue to be satisfied;

                  2.6.6 Extension Fee. The Extension Fee of 0.25% of the subject Loan being extended referred to in Section 2.4 shall have been paid at least five (5) days prior to the Maturity Date (or as may be applicable, the First Extended Maturity Date) and shall be returned to the subject Borrower if the Loan is not extended for any reason;

                  2.6.7 Additional Documents. Each Borrower and Guarantor shall have executed and delivered to Agent such agreements and documents as Agent may reasonably require to effectuate the extension, provided, however, none of said requested agreements or documents shall provide for additional collateral or include any substantive modification of the terms and provisions of the Loan Documents;

                  2.6.8 Interest Rate Protection. The applicable Borrower shall have entered into an Interest Rate Protection Agreement, from an issuer and in form and substance reasonably acceptable to the Agent, with respect to the subject Loan, which Interest Rate Protection Agreement shall be collaterally assigned to the Agent, on behalf of the Lenders, to secure the Loan being extended; and

                  2.6.9 Before End of Term. Each of the foregoing conditions are satisfied not later than, and on, the Maturity Date (or as applicable, the First Extended Maturity Date).

Within twenty (20) days following receipt by Agent of a Borrower's written notice under clause 2.6.2 above requesting the extension accompanied by the items described in Section 2.6, Agent shall notify the subject Borrower in writing if all of the conditions precedent to the extension, other than payment of the extension fee, have been satisfied, or if further information or documents set forth in Section 2.6 are required, specifying such missing information or documents. If Agent determines that the conditions to extension have been satisfied (or if the Agent notified the Borrower as provided above of any outstanding information or documents required by this Section 2.6, specifying such missing information or documents, and such Borrower provides outstanding information or documents prior to ten (10) days before the Maturity Date (or as may be applicable, the First Extended Maturity Date)), other than payment of the Extension Fee, Agent shall so notify such Borrower and upon Agent's receipt of the Extension Fee not later than five (5) days prior to the Maturity Date (or as may be applicable, the First Extended Maturity Date), so long as no Default exists, the term of the subject Loan shall be extended until the First Extended Maturity Date (or as may be applicable, the Second Extended Maturity Date).

         2.7      Additional Provisions Related to Interest Rate Selection.

                  2.7.1 Increased Costs. Subject to Section 2.7.3 hereafter, if, due to any one or more of: (i) the introduction of any applicable law or regulation or any change (other than any change by way of imposition or increase of reserve requirements already referred to in the definition of Adjusted LIBO Rate) in the interpretation or application by any authority charged with the interpretation or application thereof of any law or regulation; or (ii) the compliance with any guideline or request from any governmental central bank or other governmental authority (whether or not having the force of law), there shall be an increase in the cost to any Lender of agreeing to make or making, funding or maintaining Effective LIBO Rate Advances, including without limitation changes which affect or would affect the amount of capital or reserves required or expected to be maintained by any Lender, with respect to all or any portion of either Loan, or any corporation controlling any Lender, on account thereof, then the subject Borrower from time to time shall, upon written demand by Agent, pay, additional amounts sufficient to indemnify any Lender against the increased cost. A certificate as to the amount of the increased cost and the reason therefor submitted to such Borrower by Agent, in the absence of manifest error, shall be conclusive and binding for all purposes.

                  2.7.2 Illegality. Notwithstanding any other provision of this Agreement, if the introduction of or change in any law, treaty, statute, regulation or interpretation thereof shall make it unlawful, or any central bank or government authority shall assert by directive, guideline or otherwise, that it is unlawful, for any Lender to make or maintain Effective LIBO Rate Advances or to continue to fund or maintain Effective LIBO Rate Advances then, on written notice thereof and demand by Agent to the Borrowers, (a) the obligation of Agent to make Effective LIBO Rate Advances and to convert or continue any Loan as Effective LIBO Rate Advances shall terminate and (b) the Borrowers shall convert all principal outstanding under this Agreement into Variable Rate Advances.

                  2.7.3 Additional Eurodollar Conditions. The selection by either Borrower of an Effective LIBO Rate and the maintenance of the Loan at such rate shall be subject to the following additional terms and conditions:

                           (1) Availability. If, before or after such Borrower
                  has selected to take or maintain an Effective LIBO Rate Advance, Agent notifies such Borrower that:

                                    (1) dollar deposits in the amount and for
                           the maturity requested are not available to Lenders in the London interbank market at the rate specified in the definition of Effective LIBO Rate, or

                                    (2) reasonable means do not exist for Agent
                           to determine the Effective LIBO Rate for the amounts and maturity requested,

                  then the principal which would have been an Effective LIBO Rate Advance shall be a Variable Rate Advance.

                           (2) Payments Net of Taxes. All payments and
                  prepayments of principal and interest under this Agreement shall be made without withholding or deduction for or on account of any present or future tax, assessment or other governmental charge (including penalties, interest and other liabilities related thereto) imposed upon or as a result of such payment by any political subdivision or taxing authority of any jurisdiction in which each Borrower is organized or doing business ("Withholding Taxes") unless the withholding or deduction of such Withholding

                  Taxes is required by law. In that event, the subject Borrower will pay to the Agent such additional amounts as may be necessary in order that every net payment made hereunder, after deduction or withholding for or on account of any Withholding Taxes, will not be less than the amount to be paid hereunder, except that no such additional amounts shall be payable for or on account of any tax, assessment or other governmental charge:

                                    (1) that would not have been imposed but for
                           the existence of any present or former connection between the Agent or the applicable Lender and the jurisdiction imposing such Withholding Taxes including, without limitation, the Agent or the applicable Lender having engaged in a trade or business therein, or having or having had a permanent establishment therein (other than the mere ownership of a participation in the Loan or mere receipt of payment under this Agreement);

                                    (2) that would not have been imposed but for
                           the failure of the Agent or the applicable Lender to comply with income tax laws and regulations of any such jurisdiction or any political subdivision or taxing authority thereof or therein, if such compliance is required to establish entitlement to an exemption from such tax, assessment or other governmental charge;

                                    (3) that is based on the net income of the
                           Agent or the applicable Lender and would not have been imposed but for the mere ownership of a participation in the Loan or the mere receipt of payment under this Agreement;

                                    (4) to which any person that is a transferee
                           of the Agent or any Lender is subject immediately following the transfer or to which such transferee will become subject under a tax law, regulation or other legal pronouncement or holding that has been enacted, issued or announced as of the date of the transfer, in either case except to the extent that the transferor was or would have become subject to such Withholding Taxes;

                                    (5) any combination of (a), (b), (c) and (d)
                           above (the Withholding Taxes described in clauses (a) through (d) for which no additional amounts are payable, are hereinafter referred to as ("Excluded Taxes").

                           (3) Each Lender organized under the laws of a
                  jurisdiction outside of the United States (a "Foreign Lender") shall provide to each Borrower and the Agent two properly completed and executed Internal Revenue Service Forms W-8BEN or other applicable forms, certificates or documents prescribed by the Internal Revenue Service of the United States certifying as to such Foreign Lender's entitlement to exemption from United States withholding tax under an applicable statute or tax treaty with respect to payments to be made to such Foreign Lender hereunder ("Certificates of Exemption"). Each Foreign Lender shall provide such Certificates of Exemption on or before the Closing Date, and shall provide Certificates of Exemption on or before the first business day of each taxable year of such Foreign Lender thereafter. Each Foreign Lender that becomes a Lender pursuant to Section 13.3 after the Closing Date shall provide Certificates of Exemption on or before the date such Foreign Lender becomes a Lender and on or before the first business day of each taxable year of such Foreign Lender thereafter. Each Foreign Lender further agrees to provide each Borrower and the Agent with new Certificates of Exemption

                  (x) upon the obsolescence of any letter, form, certificate or document previously delivered by the Foreign Lender to each Borrower and the Agent hereunder or (y) promptly after the occurrence of any event requiring a change in the status of the Foreign Lender or in any of the other information provided on the most recent letter, form, certificate or document previously delivered by the Foreign Lender to the Borrowers and the Agent hereunder. If either Borrower shall provide written notice to the Foreign Lender that new Certificates of Exemption are required, and if the Foreign Lender does not submit them within 30 days following the receipt of such notice and if the failure to do so increases the amount such Borrower otherwise must pay to or on behalf of the Foreign Lender, then such Borrower is relieved of the liability to pay the Foreign Lender the increased amount caused solely by such Foreign Lender's failure to provide such Certificates and shall be permitted to deduct the increased withholding tax from the payment due to such Foreign Lender. Notwithstanding anything to the contrary in this clause (iii), each Borrower will remain liable to the Foreign Lender for all amounts not caused by such Foreign Lender's failure to provide new Certificates of Exemption.

                           (4) Notwithstanding the foregoing, if a Foreign
                  Lender that originally provided Certificates of Exemption indicating that such Foreign Lender was exempt from United States withholding tax thereafter ceases to qualify for such exemption, each Borrower shall be obligated for the payment of its allowable portion of all Withholding Taxes resulting from such subsequent non-exemption, but the Borrowers shall have the right to require such Foreign Lender to assign its pro rata share of the Loan (including its pro rata share of the interest accrued thereon) to one or more Eligible Assignees identified by such Borrower at a purchase price equal to the principal of and accrued but unpaid interest, costs, and fees (to the date of purchase) on such Foreign Lender's pro rata share of the Loan. Until such Foreign Lender's pro rata share of the Loan is assigned to an Eligible Assignee, such Foreign Lender, if eligible for a partial exemption from or a reduction in the rate of United States withholding tax under an applicable statute or tax treaty with respect to payments to be made to such Foreign Lender hereunder, shall provide to each Borrower and the Agent two properly completed and executed Internal Revenue Service Forms W-8BEN or other applicable forms, certificates or documents prescribed by the Internal Revenue Service of the United States certifying as to such Foreign Lender's entitlement to said partial exemption or reduction ("Certificates of Partial Exemption"), and the provisions of (iii) above shall continue to apply to such Foreign Lender substituting the words "Certificates of Partial Exemption" for "Certificates of Exemption" in (iii) above.

                  2.7.4 Variable Rate Advances. Each Variable Rate Advance shall continue as a Variable Rate Advance until Maturity of the Loan, unless sooner converted, in whole or in part, to an Effective LIBO Rate Advance, subject to the limitations and conditions set forth in this Agreement.

         3.       SECURITY FOR THE LOANS; LOAN AND SECURITY DOCUMENTS.

         3.1 Security for NMLP Loan. The NMLP Loan, together with interest thereon and all other charges and amounts payable by, and all other NMLP Obligations of, NMLP and the other NMLP Loan Parties to the Agent and/or each of the Lenders, shall be secured by the following collateral (the "NMLP Collateral") which NMLP agrees to provide and maintain, or cause to be provided and maintained (whether provided for each in separate agreements or combined with various other agreements):

                  3.1.1 Security Agreement. A first priority security agreement and collateral assignment granted by NMLP to the Agent, on behalf of the Lenders, respecting all assets of NMLP, whether now owned, now due, or in which NMLP has an interest, or hereafter, at any time in the future, acquired, arising, to become due, or in which NMLP obtains an interest (other than the assets pledged to the Integrated Group as provided for in the Integrated Documents), including, without limitation, all of NMLP's right, title, and interest to and in the Call Option Agreement.

                  3.1.2 NMLP Ownership Interest Pledge and Security Agreements.

                           (i) First priority Ownership Interest Pledge and
                  Security Agreements granted by NMLP to the Agent, on behalf of the Lenders, with respect to all right, title, and interest of NMLP to and in each of the following:

                                    (1)     NMLP's 100% limited partnership
                           interests in each of the NMLP Partnerships, as of the Funding Date to be as set forth in Exhibit M annexed hereto;

                                    (2)     NMLP's 100% membership interest in
                           Newkirk GP Holding LLC;

                                    (3)     NMLP's 100% membership interest in
                           NK-Leasehold II LLC;

                                    (4)     NMLP's 100% membership interest in
                           NK-Remainder Interest LLC;

                                    (5)     NMLP's 100% membership interest in
                           NK-Leyden GP LLC;

                                    (6)     NMLP's 97.753% limited partnership
                           interest in NK-Leyden Loan L.P.;

                                    (7)     NMLP's 100% membership interest in
                           NK-Dautec GP LLC;

                                    (8)     NMLP's 97.297% limited partnership
                           interest in NK-Dautec Loan, L.P.;

                                    (9)     NMLP's 100% membership interest in
                           NK First Loan E Certificate LLC;

                                    (10)    NMLP's 100% membership interest in
                           NK First Loan F Certificate LLC;

                                    (11)    NMLP's 100% membership interest in
                           NK First Loan G Certificate LLC;

                                    (l2)    NMLP's 100% membership interest in
                           Newkirk MLP Unit LLC;

                                    (13)    NMLP's 100% ownership interest in
                           MLP Manager Corp.; and

                                    (14)    NMLP's 100% membership interest in
                           BMD Realty LLC.

                           (2) Ownership Interest Pledge and Security
                  Agreements granted by NMLP to the Agent, on behalf of the Lenders, with respect to all right, title, and interest of NMLP to and in each of the following, such security interests to be effective upon the earliest of (x) the repayment in full of the Integrated Obligations; (y) the release of the lien held by the Integrated Group in any of the following ownership interests; or (z) the acceleration of the Obligations as a result of an Event of Default and the election by the Agent to vest and perfect such security interests, each as determined by the Agent:

                                    (1)     NMLP's entire membership interest in
                           Newkirk Finco LLC;

                                    (2)     NMLP's 50.01% membership interest in
                           Newkirk Capital LLC; and

                                    (3)     NMLP's 100% membership interest in
                           Newkirk GP LLC.

                  3.1.3  Depository Account Pledge and Security Agreements.

                           (1) A first priority Depository Account Pledge and
                  Security Agreement granted by NMLP, NK-Leasehold II LLC, NK-Leyden GP LLC, NK-Dautec GP LLC, NK-First Loan E Cert LLC, NK-First Loan F Cert LLC, NK-First Loan G Cert LLC, Newkirk MLP Unit LLC, MLP Manager Corp., Newkirk Martall L.P., Newkirk Calcraf L.P., Newkirk Segair L.P., and Newkirk GP Holding LLC to the Agent, on behalf of the Lenders, respecting all NMLP Accounts and the T/I Fund Account maintained by such Persons at Fleet National Bank (or any successor thereto or affiliate thereof).

                           (2) A Depository Account Pledge and Security
                  Agreement granted by Newkirk GP LLC and Newkirk Finco LLC to the Agent, on behalf of the Lenders, respecting all NMLP Accounts maintained by such NMLP Subsidiaries at Fleet National Bank (or any successor thereto or affiliate thereof), such security interests to be effective upon the earliest of
                  (x) the repayment in full of the Integrated Obligations; (y) the release of the lien held by the Integrated Group in the ownership interests of Newkirk GP LLC or Newkirk Finco LLC, or
                  (z) the acceleration of the Obligations as a result of an Event of Default and the election by the Agent to vest and perfect such security interests, each as determined by Agent (the Depository Account Pledge and Security Agreements referred to in clauses (i) and (ii), singly and collectively the "NMLP Depository Account Pledge and Security Agreement").

                  3.1.4 Collateral Assignment of Interest Rate Protection Agreement. A first priority Collateral Assignment of Protected Interest Rate Agreement granted by NMLP to the Agent, on behalf of the Lenders, respecting the Interest Rate Protection Agreement entered into with respect to the NMLP Loan.

                  3.1.5 Collateral Assignment of Call Option Agreement. A first priority Collateral Assignment of all of NMLP's right, title, and interest to and in the Call Option Agreement. T-Two, NK-CR Holdings LLC and Holding Subsidiary LLC shall each join in the Collateral Assignment for the purpose of consenting thereto and being bound by the provisions thereof.

                  3.1.6 NMLP Subsidiaries and NMLP Loan Parties Security Agreements.

                           (1) A first priority security agreement granted by
                  Newkirk MLP Unit LLC, NK-Leasehold II LLC, NK-Leyden GP LLC, NK-Dautec GP LLC and MLP

                  Manager Corp. to the Agent, on behalf of the Lenders, respecting all the assets of each such Person, whether now owned, now due, or in which such Person has an interest, or hereafter, at any time in the future, acquired, arising, to become due, or in which such Person obtains an interest.

                           (2) A security agreement granted by Newkirk GP LLC
                  and Newkirk Finco LLC to the Agent, on behalf of the Lenders, respecting all the assets of each of such NMLP Subsidiaries, whether now owned, now due, or in which such NMLP Subsidiaries have an interest, or hereafter, at any time in the future, acquired, arising, to become due, or in which such NMLP Subsidiaries obtain an interest, such security interests to be effective upon the earliest of (x) the repayment in full of the Integrated Obligations; (y) the release of the lien held by the Integrated Group in the ownership interests of Newkirk GP LLC, or Newkirk Finco LLC, or (z) the acceleration of the Obligations as a result of an Event of Default and the election by the Agent to vest and perfect such security interests, each as determined by Agent.

                  3.1.7 NMLP Partnership GPs Ownership Interest Pledge and Security Agreement. A first priority Ownership Interest Pledge and Security Agreement granted by each of the NMLP Partnership GPs as to which the applicable NMLP Partnership is not a GMAC Borrower, to the Agent, on behalf of the Lenders, with respect to all right, title, and interest of such NMLP Partnership GPs to and in the general partner's interest in each NMLP Partnership, respectively.

                  3.1.8 Newkirk GP LLC Ownership Interest Pledge and Security Agreement. An Ownership Interest Pledge and Security Agreement granted by Newkirk GP LLC to the Agent, on behalf of the Lenders, with respect to all right, title, and interest of Newkirk GP LLC to and in its 100% ownership interest to and in Chader Manager LLC, such security interest to be effective upon the earliest of (x) the repayment in full of the Integrated Obligations; (y) the release of the lien held by the Integrated Group in the said ownership interests; or (z) the acceleration of the Obligations as a result of an Event of Default and the election by the Agent to vest and perfect such security interest, each as determined by Agent.

                  3.1.9 Newkirk GP Holding LLC Ownership Interest Pledge and Security Agreement. An Ownership Interest Pledge and Security Agreement granted by Newkirk GP Holding LLC to the Agent, on behalf of the Lenders, with respect to all right, title, and interest of Newkirk GP Holding LLC to and in its 100% ownership interest in each of the NMLP Partnership GPs as to which the applicable NMLP Partnership is not a GMAC Borrower.

                  3.1.10 Collateral Assignment by Newkirk Finco LLC of Administrator LLC Loan. A Collateral Assignment of Loan Documents respecting the Administrator LLC Loan granted by Newkirk Finco LLC to the Agent, on behalf of the Lenders, with respect to all right, title, and interest of Newkirk Finco LLC to and in the Administrator LLC Loan. Included as part of the Collateral Assignment of Loan Documents of the Administrator LLC Loan, Newkirk Finco LLC shall endorse the original Administrator LLC Note payable to Agent and deliver same to Agent, such security interests to be effective upon the earliest of (x) the repayment in full of the Integrated Obligations; (y) the release of the lien held by the Integrated Group in the ownership interest of Newkirk Finco LLC, or (z) the acceleration of the Obligations as a result of an Event of Default and the election by the Agent to vest and perfect such security interests, each as determined by Agent.

                  3.1.11 Newkirk MLP Unit LLC Ownership Interest Pledge and Security Agreement. A first priority Ownership Interest Pledge and Security Agreement granted by

         Newkirk MLP Unit LLC to the Agent, on behalf of the Lenders, with respect to all right, title, and interest of Newkirk MLP Unit LLC to and in the limited partnership interests in Other Partnerships, as of the Funding Date to be as set forth in Exhibit L annexed hereto.

                  3.1.12 Pledge of Ownership Interest in NK-Leyden Loan, L.P. A first priority Ownership Interest Pledge and Security Agreement granted by NK-Leyden GP LLC to the Agent, on behalf of the Lenders, with respect to all right, title, and interest of the 100% general partnership interest of NK-Leyden GP LLC to and in NK-Leyden Loan L.P. (as the owner of the Leyden Note).

                  3.1.13 Pledge of Ownership Interest in Subsidiary Limited Partnerships. A first priority Ownership Interest Pledge and Security Agreement granted by Newkirk Martall L.P. to the Agent, on behalf of the Lenders, with respect to all right, title, and interest of the 99% limited partnership interest of Newkirk Martall L.P. to and in the Subsidiary Limited Partnerships.

                  3.1.14 Pledge of Ownership Interest in NK-Dautec Loan, L.P. A first priority Ownership Interest Pledge and Security Agreement granted by NK-Dautec GP LLC to the Agent, on behalf of the Lenders, with respect to all right, title, and interest of the 100% general partnership interest of NK-Dautec GP LLC, respectively, to and in NK-Dautec Loan, L.P. (as the owner of the Dautec Note).

                  3.1.15 Collateral Assignment of Tustin Loan. A first priority Collateral Assignment of Loan Documents respecting the Tustin Loan granted by NMLP to the Agent, on behalf of the Lenders, with respect to all of NMLP's right, title, and interest to and in the Tustin Loan. Included as part of the Collateral Assignment of Loan Documents, NMLP shall endorse the original Tustin Note payable to Agent and deliver same to Agent, and NMLP shall execute and deliver an Assignment of the mortgage included in the Tustin Loan Documents to Agent in recordable form.

                  3.1.16 Pledge of Ownership Interest in T-Two Partners, L.P. A first priority Ownership Interest Pledge and Security Agreement granted by NK-CR Holdings LLC and Holding Subsidiary LLC to the Agent, on behalf of the Lenders, with respect to all right, title, and interest of the 100% limited partnership interest of NK-CR Holdings LLC and the 100% general partnership interest of Holding Subsidiary LLC, respectively, to and in T-Two Partners, L.P.

                  3.1.17 Pledge of Ownership Interest in Holding Subsidiary LLC. A first priority Ownership Interest Pledge and Security Agreement granted by NK-CR Holdings LLC and NK-CR Corp. to the Agent, on behalf of the Lenders, with respect to all right, title, and interest of the 99.8% membership interest of NK-CR Holdings LLC and the 0.20% membership interest of NK-CR Corp., respectively, to and in Holding Subsidiary LLC.

                  3.1.18 Pledge of Ownership Interest in NK-CR Corp. A first priority Ownership Interest Pledge and Security Agreement granted by NK-CR Holdings LLC to the Agent, on behalf of the Lenders, with respect to all right, title, and interest of the 100% stock ownership interest of NK-CR Holdings LLC to and in NK-CR Corp.

                  3.1.19 Pledge of Ownership Interest in NK-CR Holdings LLC. A first priority Ownership Interest Pledge and Security Agreement granted by Newkirk Stock LLC to the Agent, on behalf of the Lenders, with respect to all right, title, and interest of the 100% membership interest of Newkirk Stock LLC to and in NK-CR Holdings LLC.

                  3.1.20 Pledge of Ownership Interest in Newkirk Stock LLC. A first priority Ownership Interest Pledge and Security Agreement granted by Newkirk NL Holdings LLC and VNK L.L.C. to the Agent, on behalf of the Lenders, with respect to all right, title, and interest of the 100% membership interests of Newkirk NL Holdings LLC and VNK L.L.C. to and in Newkirk Stock LLC.

                  3.1.21 Pledge of Ownership Interest by MLP GP LLC of General Partnership Interest in NMLP. A first priority Ownership Interest Pledge and Security Agreement granted by MLP GP LLC to the Agent, on behalf of the Lenders, with respect to all right, title, and interest of MLP GP LLC with respect to its general partnership interest to and in the NMLP.

                  3.1.22 Pledge of Ownership Interest in MLP GP LLC. A first priority Ownership Interest Pledge and Security Agreement granted by the MLP Holders to the Agent, on behalf of the Lenders, with respect to all right, title, and interest of such Persons to and in the 100% membership interest in MLP GP LLC.

                  3.1.23 Newkirk Indemnification. An indemnification agreement (the "Newkirk Indemnification") from the Newkirk Indemnitor in favor of the Agent and each of the Lenders concerning any and all loss or damage occasioned or otherwise suffered by the Agent and/or the Lenders resulting in any way from any claim, action, demand, or liability asserted (whether or not suit is instituted) by, or related to, the obligations of the Newkirk Group Entities to, or collateral held by, the Integrated Group as set forth in such Agreement.

                  3.1.24 Guaranties.

                           (1) The unconditional, continuing guaranty from each
                  NMLP Guarantor (except for Newkirk GP LLC and Newkirk Finco
                  LLC), pursuant to which each NMLP Guarantor shall guaranty the prompt, punctual, and faithful payment of the NMLP Loan and the performance of all other NMLP Obligations to the Agent and each of the Lenders under the NMLP Loan Documents; provided, however, that any particular Guaranty may be on a non-recourse basis as, and only to the extent, specifically approved by the Agent and provided in any such Guaranty.

                           (2) The unconditional, continuing guaranty from
                  Newkirk GP LLC and Newkirk Finco LLC pursuant to which each such NMLP Guarantor shall guaranty the prompt, punctual, and faithful payment of the NMLP Loan and the performance of all other NMLP Obligations to the Agent and each of the Lenders under the NMLP Loan Documents, such guaranty to be effective upon the earliest of (x) the repayment in full of the Integrated Obligations; (y) the release of the lien held by the Integrated Group in the ownership interests of Newkirk GP LLC or Newkirk Finco LLC, or (z) the acceleration of the NMLP Obligations as a result of an Event of Default and the election by the Agent to cause the guaranty to be in full force and effect, each as determined by Agent (the guaranties referred to in clauses (i) and (ii), singly and collectively the "NMLP Guaranty").

                  3.1.25 Environmental Compliance and Indemnification Agreement. A compliance and indemnification agreement with respect to environmental matters ("Environmental Indemnity") from NMLP in favor of the Agent and each of the Lenders.

                  3.1.26 Escrow Agreement Respecting Ground Lease Extensions and Lease Options. An escrow agreement ("Escrow Agreement Respecting Ground Lease Extensions and Lease Options") pursuant to which the NMLP and certain Net Lease Partnerships, respectively and as applicable, execute and deliver in escrow to the Agent, on behalf of the Lenders, executed notices and such other documents and agreements required to exercise all extensions and other rights respecting the following, as determined in the reasonable judgment of the Agent.

                           (1) Those ground lease options (singly and
                  collectively the "Remainder Ground Lease Options") relating to the respective remainderman interests held by NK-Remainder Interest LLC or any third party, as detailed on Schedule 2.6.4; and

                           (2) Those lease extension options (singly and
                  collectively, the "Ground Lease Extension Options") relating to all ground lessor interests held by NK- Remainder Interest LLC or any third party as detailed on Schedule 2.6.4, whether with respect to a Ground Lease in effect as of the date hereof and any other Ground Lease which may be entered into hereafter, including any Ground Lease entered into in connection with the exercise of a Remainder Ground Lease Option.

                  3.1.27 Additional Documents. Any other documents, instruments and agreements with respect to the NMLP Loan as set forth on the Loan Agenda.

         3.2 NMLP Loan Documents and NMLP Security Documents. The NMLP Loan shall be made, evidenced, administered, secured and governed by all of the terms, conditions and provisions of the "NMLP Loan Documents", each as the same may be hereafter modified or amended, consisting of: (i) this Loan Agreement;
(ii) a promissory note in the form of Exhibit C-1, annexed hereto, payable by NMLP to the Agent on behalf of the Lenders in the original principal amount of up to TWO HUNDRED EIGHT MILLION FOUR HUNDRED SEVENTY THREE THOUSAND FOUR HUNDRED TWENTY SEVEN DOLLARS AND TWENTY SEVEN CENTS ($208,473,427.27) (the "NMLP Note");
(iii) the various documents and agreements referenced in Section 3.1, above;
(iv) any Consents or NMLP Payment Direction Letters executed by any NMLP Subsidiary or Newkirk Group Entity; (v) the Interest Rate Protection Agreement,
(vi) the Cash Management Agreement; and (vii) any other documents, instruments, or agreements heretofore or hereafter executed to further evidence or secure the NMLP Loan.

         Each of the NMLP Loan Documents listed above is dated as of the date hereof. The NMLP Loan Documents referenced in Section 3.1 (except Section 3.1.27) are sometimes referred to herein, singly and collectively as the "NMLP Security Documents".

         3.3 Security for T-Two Loan. The T-Two Loan, together with interest thereon and all other charges and amounts payable by, and all other T-Two Obligations of, T-Two and the other T- Two Loan Parties to the Agent and/or each of the Lenders shall be secured by the following collateral (the "T-Two Collateral") which T-Two agrees to provide and maintain, or cause to be provided and maintained (whether provided for each in separate agreements or combined with various other agreements):

                  3.3.1 Security Agreement. A first priority security agreement and collateral assignment granted by T-Two to the Agent, on behalf of the Lenders, respecting all assets of T-Two, whether now owned, now due, or in which T-Two has an interest, or hereafter, at any time in the future, acquired, arising, to become due, or in which T-Two obtains an interest, including, without limitation, all of T-Two's right, title, and interest to and in the Call Option Agreement, the Grantor Trust T-1 Certificate, the Grantor Trust T-2 Certificate and the Intercompany Loan.

                  3.3.2 Collateral Assignment of Beneficial Interest in Grantor Trust. A first priority pledge and collateral assignment granted by T-Two to the Agent, on behalf of the

         Lenders, of all of T-Two's right, title, and interest to and in the Grantor Trust, the Securitized Notes, the Securitized Mortgages and the other Securitization Documents.

                  3.3.3 Collateral Assignment of Intercompany Loan. A first priority pledge and collateral assignment granted by T-Two to the Agent, on behalf of the Lenders, of all of T- Two's right, title, and interest to and in the Intercompany Loan and all documents evidencing the Intercompany Loan.

                  3.3.4 Depository Account Pledge and Security Agreement. A first priority Depository Account Pledge and Security Agreement granted by T-Two to the Agent, on behalf of the Lenders, respecting all Accounts maintained by T-Two at Fleet National Bank (or any successor thereto or affiliate thereof), including, without limitation, the T-Two Cash Collateral Account (the "T-Two Depository Account Pledge and Security Agreement").

                  3.3.5 Guaranties. The unconditional, continuing guaranty from each T-Two Guarantor, pursuant to which each T-Two Guarantor shall guaranty the prompt, punctual, and faithful payment of the T-Two Loan and the performance of all other T-Two Obligations to the Agent and each of the Lenders under the T-Two Loan Documents; provided, however, that any particular Guaranty may be on a non-recourse basis as, and only to the extent, specifically approved by the Agent and provided in any such Guaranty (collectively, the "T- Two Guaranty").

                  3.3.6 Collateral Assignment of Interest Rate Protection Agreement A first priority Assignment of Interest Rate Protection Agreement granted by T-Two to the Agent, on behalf of the Lenders, respecting the Interest Rate Protection Agreement entered into with respect to the T-Two Loan.

                  3.3.7 Additional Documents. Any other documents, instruments and agreements with respect to the T-Two Loan as set forth on the Loan Agenda.

         3.4 T-Two Loan Documents and T-Two Security Documents. The T-Two Loan shall be made, evidenced, administered, secured and governed by all of the terms, conditions and provisions of the "T-Two Loan Documents", each as the same may be hereafter modified or amended, consisting of: (i) this Loan Agreement;
(ii) a promissory note in the form of Exhibit C-2, annexed hereto, payable by T-Two to the Agent on behalf of the Lenders in the original principal amount of up to THREE HUNDRED SIXTEEN MILLION FIVE HUNDRED TWENTY SIX THOUSAND FIVE HUNDRED SEVENTY TWO DOLLARS AND SEVENTY THREE CENTS ($316,526,572.73)(the "T-Two Note"); (iii) the various documents and agreements referenced in Section 3.3, above; (iv) any Consents or T-Two Payment Direction Letters executed by T-Two, the Grantor Trustee or any other Person; (v) the Interest Rate Protection Agreement if issued by Fleet National Bank, (vi) the Cash Management Agreement; and (vii) any other documents, instruments, or agreements heretofore or hereafter executed to further evidence or secure the T-Two Loan.

         Each of the T-Two Loan Documents listed above is dated as of the date hereof. The T-Two Loan Documents referenced in Section 3.3 (except Section 3.3.7) are sometimes referred to herein, singly and collectively as the "T-Two Security Documents".

         4. CONTINUING AUTHORITY OF AUTHORIZED REPRESENTATIVES. Agent and each of the Lenders are authorized to rely upon the continuing authority of the persons, officers, signatories or agents hereafter designated ("Authorized Representatives") to bind each Borrower with respect to all matters pertaining to the Loan and the Loan Documents including, but not limited to, the selection of interest rates, the submission of the request for the Loan Advance and certificates with regard thereto. Such authorization may be changed only upon written notice to Agent accompanied by evidence, reasonably satisfactory to Agent, of the authority of the person giving such notice. The present Authorized Representatives as to each Borrower are listed on Exhibit D. The Agent shall have a right of approval, not to be unreasonably withheld or delayed, over the identity of the Authorized Representatives so as to assure Agent and each of the Lenders that each Authorized Representative is a responsible and senior official of such Borrower.

         5.       CONDITIONS PRECEDENT.

         5.1 Closing NMLP Loan and Funding NMLP Loan Advance. It shall be a condition precedent of Lenders' obligation to close the NMLP Loan and to fund the proceeds of the NMLP Loan (the "NMLP Loan Advance") that each of the following conditions precedent be satisfied in full (as determined by each Lender in its discretion which discretion shall be exercised in good faith having due regard for the advice of the Agent), unless specifically waived in writing by all of the Lenders at or prior to the date of the funding of the NMLP Loan Advance (the date of the closing of the NMLP Loan and the T-Two Loan shall be referred to herein as the "Closing Date" and the date of the initial funding of the NMLP Loan and the T-Two Loan shall be referred to herein as the "Funding Date"):

                  5.1.1 Satisfactory NMLP Loan Documents and Related Documents; Loan Agenda Items. On the Funding Date, each of the NMLP Loan Documents and the Related Documents shall be satisfactory in form, content and manner of execution and delivery to Agent and Agent's counsel and all NMLP Loan Documents and Related Documents shall be in full force and effect. Without limiting the foregoing, the Agent shall have received each of the instruments, documents, and agreements itemized on the Loan Agenda, each executed and delivered in favor of, and/or in form and substance reasonably satisfactory to, the Agent.

                  5.1.2 Financial Information; No Material Change.

                           (1) No change shall have occurred in the financial
                  condition, business, affairs, operations or control of NMLP, the NMLP Loan Parties, and/or the NMLP Subsidiaries, since the date of their respective financial statements or financial projections most recently delivered to Agent, which change has had or could reasonably be expected to have a Material Adverse Effect; and NMLP and the other NMLP Loan Parties shall have furnished Agent such other financial information, projections, and certifications as reasonably requested by the Agent.

                           (2) The absence of any material adverse change in
                  the loan syndication, financial or capital market conditions generally from those currently in effect.

                           (3) NMLP shall have provided to the Agent a copy
                  certified by an officer of NMLP of its balance sheet after giving effect to the NMLP Loan, to evidence that NMLP is solvent, has assets having a fair value in excess of the amount required to pay NMLP's probable liabilities on NMLP's existing Debts as such become absolute and mature, and has adequate capital for the conduct of NMLP's business and the ability to pay NMLP's Debts from time to time incurred in connection therewith as such Debts mature.

                  5.1.3 Warranties and Representations Accurate. All warranties and representations made by or on behalf of any of NMLP and the other NMLP Loan Parties, or any of them, to Agent or any of the Lenders shall be true, accurate and complete in all material respects and, to the best of NMLP's Knowledge, shall not omit any material fact necessary to make the same not misleading.

                  5.1.4 Validity and Sufficiency of NMLP Security Documents. The NMLP Security Documents shall create a valid and perfected lien on the NMLP Collateral described therein and each of the NMLP Security Documents and related UCC filings shall have been duly recorded and filed to the satisfaction of Agent and Agent's counsel, including, without limitation, as follows:

                           (1) On the Funding Date, NMLP and the other NMLP Loan
                  Parties shall have delivered to the Agent evidence of the completion of all recordings and filings of, or with respect to, the NMLP Security Documents or, in the case of UCC-1 financing statements, delivery of such financing statements in proper form for recording, and shall have taken all such other actions as may be necessary or, in the reasonable opinion of the Agent, desirable to perfect the Liens and security interests intended to be created by the NMLP Security Documents in the NMLP Collateral covered thereby. Such filings, recordings and other actions shall include, without limitation, in addition to the UCC-1 financing statements, (x) the delivery to the Agent of the certificates, if any, representing the capital stock being pledged to Agent, on behalf of the Lenders, pursuant to the NMLP Security Documents, together with signed, undated stock powers, (y) delivery to the Agent of the certificates, if any, representing the respective partnership and membership interests in each partnership and limited liability company, the partnership or membership interests in which are being pledged to Agent on behalf of the Lenders pursuant to the NMLP Security Documents, and (z) delivery to the Agent of all consents, acknowledgments, and approvals relating in any way to the NMLP Security Documents as the Agent in its reasonable discretion determines appropriate, including, without limitation, those consents and approvals set forth in the Loan Agenda with respect to the granting of the NMLP Security Documents and the acknowledgment of the interests of the Agent and the Lenders created therein (the "NMLP Consents"); and

                           (2) on or prior to the Funding Date, the Agent shall
                  have received the results of a UCC, tax lien and judgment search in the jurisdictions in which NMLP, the NMLP Subsidiaries, and any other NMLP Loan Parties, respectively, are organized, have assets, or have their chief executive office, and the results of such search shall indicate there are no judgments or Liens not permitted under the NMLP Loan Documents.

                  5.1.5 Payment Direction And Authorization. Agent shall have received evidence of such NMLP Payment Direction Letters set forth in the Loan Agenda in order to evidence the intended management of the cash flow of NMLP, the NMLP Loan Parties (except the Excepted Loan Parties), and the NMLP Subsidiaries.

                  5.1.6 Integrated Matters. Agent shall have received each of the Integrated Documents, each of which shall be reasonably satisfactory in form and substance. On the Funding Date the Integrated Documents shall be in full force and effect, and the Agent shall have received full and complete copies thereof, certified as such by such Persons as Agent shall determine appropriate.

                  5.1.7 Litigation. Except as noted on Schedule 6.1.5, on the Funding Date, there shall not be any actions, suits or proceedings at law or in equity or by or before any governmental instrumentality or other agency or regulatory authority by any entity (private or governmental) pending or, to the best of NMLP's Knowledge, threatened with respect to the NMLP Loan, the transactions contemplated in the NMLP Loan Documents or any documentation executed in connection therewith, or NMLP, any other NMLP Loan Party, or any other NMLP Subsidiary, which the Agent shall determine in good faith is likely to have a Material Adverse Effect.

                  5.1.8      Formation Documents and Entity Agreements.

                           (1) On the Funding Date, the Agent shall have
                  received a certificate of the general partner or managing member or manager, as applicable, of NMLP and each other NMLP Loan Party which is a partnership or limited liability company, annexing and certifying as to (a) the Formation Documents of such entity having been duly executed, delivered and filed and remaining in full force and effect and unmodified as of the date of such certificate (and annexing a copy thereof), (b) due authorization, execution and delivery by such entity of the NMLP Loan Documents to which it is a party, and (c) such entity being in good standing and authorized to do business in each jurisdiction where the ownership of its assets and operation of its business requires such qualification, as each of the foregoing is set forth in Loan Agenda;

                           (2) On the Funding Date, the Agent shall have
                  received a certificate of the managing member or manager of each NMLP Loan Party which is a limited liability company annexing and certifying as to (a) resolutions of such entity authorizing and approving the transactions contemplated by the NMLP Loan Documents, and the execution and delivery thereof by such entity in respect of the documents to which it is a party and on behalf of the other entities in which such limited liability company is a general partner or managing member in respect of any of the NMLP Loan Documents, (b) signatures and incumbency of all officers of such limited liability company executing documentation on behalf of such entity or on behalf of any entity as to which such limited liability company is a general partner or managing member, as the case may be, in connection with the transactions contemplated by the NMLP Loan Documents, (c) the Formation Documents of such entity having been duly executed, delivered and filed and remaining in full force and effect and unmodified as of the date of such certificate (and annexing copies thereof) and (d) such entity being in good standing and authorized to do business in each jurisdiction where the conduct of its business and ownership of its assets requires such qualification, as each of the foregoing is set forth in the Loan Agenda.

                           (3) On the Funding Date, the Agent shall have
                  received a certificate of the secretary of each Loan Party which is a corporation annexing and certifying as to (a) corporate resolutions of such entity authorizing and approving the transactions contemplated by the NMLP Loan Documents, and the execution and delivery thereof by such entity in respect of the documents to which it is a party and on behalf of the other entities in which such corporation is a general partner or managing member in respect of any of the NMLP Loan Documents, (b) signatures and incumbency of all officers of such corporation executing documentation on behalf of such entity or on behalf of any entity as to which such corporation is a general partner or managing member, as the case may be, in connection with the transactions contemplated by the NMLP Loan Documents, (c) the Formation Documents of such entity having been duly executed, delivered and filed and remaining in full force and effect and unmodified as of the date of such certificate (and annexing copies thereof) and (d) such entity being in good standing and authorized to do business in each jurisdiction where the conduct of its business and ownership of its assets requires such qualification, including, as each of the foregoing is set forth in the Loan Agenda.

                  5.1.9 Compliance With Law. There are no Legal Requirements which prohibit or adversely limit the capacity or authority of NMLP to enter into the NMLP Loan or any

         NMLP Loan Party to execute the NMLP Loan Documents to which it is a party, and perform the obligations of such Person with respect thereto.

                  5.1.10 Compliance With Financial Covenants. Agent shall have received an Officer's Certificate reflecting compliance with the Financial Covenants and the terms and conditions hereof.

                  5.1.11 Due Diligence. Agent shall have received and completed a review of such due diligence as the Agent may require with respect to any Individual Property, including, without limitation:

                           (1) Updated title reports with respect to the
                  Individual Properties owned (fee simple or land estate) or ground leased by any Net Lease Partnership, reflecting the owner thereof, the interest of the NMLP Subsidiary therein, and any Mortgage Debt (the "Title Reports");

                           (2) As requested by the Agent, copies of all notes
                  and mortgages evidencing all Mortgage Debt on any Individual Property;

                           (3) As requested by the Agent, copies of all
                  Ownership Interest Agreements;

                           (4) A third party certification as to the principal
                  balance due on all First Mortgage Debt as of November 24, 2003;

                           (5) As requested by the Agent, the documentation
                  establishing the remainderman interest of NK-Remainder Interest LLC in certain of the Individual Properties, as detailed on Schedule 6.1.18(vii);

                           (6) As requested by the Agent, the documentation
                  establishing the ground lessor of NK-Remainder Interest LLC in certain of the Individual Properties, as detailed on Schedule 6.1.18(vi);

                           (7) To the extent requested by the Agent for any
                  Individual Property, third party market rent updates; and

                           (8) To the extent required by the Agent for any
                  Individual Property, copies of all Leases.

                  5.1.12 Condition of Property. There shall have been no uninsured unrepaired or unrestored damage or destruction by fire or otherwise to any of the real or tangible personal property comprising or intended to comprise the Individual Properties which could reasonably be expected to have a Material Adverse Effect.

                  5.1.13 Insurance. NMLP shall have provided to Agent and each of the Lenders evidence of the following insurance, each meeting the requirements of the Agent: (i) reasonably satisfactory blanket liability insurance in favor of NMLP and each of the NMLP Subsidiaries, with the Agent and the Lenders named as additional insureds; (ii) a reasonably satisfactory report from the third party monitoring the insurance as to the hazard and other insurance on the Individual Properties maintained by the respective tenant thereof, evidencing compliance with Exhibit E and, as applicable, the respective Lease of each Individual Property, and (iii) a reasonably satisfactory third party contract regarding the monitoring of the insurance to be obtained by tenants under Leases with respect to the Individual Properties.

                  5.1.14 Third Party Consents and Agreements. The Agent shall have received the Consents and such other third party consents and agreements as the Agent may require with respect to the NMLP Loan.

                  5.1.15 Management Agreements. The Agent shall have received copies of the executed Amended and Restated Asset Management Agreement and Contract to Provide Asset Management Services, each of which shall be satisfactory as to form and substance.

                  5.1.16 Cash Management. NMLP, each NMLP Subsidiary (except for the NMLP Partnership GP's, the Borrower GP, and Newkirk MLP Corp.), and each other NMLP Loan Party (except the Excepted Loan Parties) shall open a NMLP Depository Account, as provided for herein, and, except for the GMAC Borrowers, the NMLP Partnership GP's, the NMLP GP, Newkirk MLP Corp., and the other NMLP Loan Parties (which are not NMLP Subsidiaries), enter into a Cash Management Agreement with the Agent.

                  5.1.17 Loan Facility Rating. The Loans shall have received a rating (collectively, the "Ratings") from Moody's Investors Services, Inc. of at least B1 and a rating from Standard and Poor's Rating Group of at least B+. NMLP agrees to take all action and provide all information as may be reasonably requested by the Agent in obtaining such Ratings.

                  5.1.18 Interest Rate Protection Agreement NMLP shall have entered into an Interest Rate Protection Agreement, from an issuer and in form and substance reasonably acceptable to the Agent, with respect to the NMLP Loan, which Interest Rate Protection Agreement shall be collaterally assigned to the Agent, on behalf of the Lenders, to secure the NMLP Obligations.

                  5.1.19 Legal Opinions. Agent shall have received and approved legal opinion letters from counsel representing NMLP and the other NMLP Loan Parties which meet Agent's legal opinion requirements and covering such matters incident to the transactions contemplated herein, as the Agent may reasonably request.

                  5.1.20 No Default. There shall not be any Default under any of the NMLP Loan Documents.

         5.2 Closing T-Two Loan and Funding T-Two Loan Advance. It shall be a condition precedent of Lenders' obligation to close the T-Two Loan and to fund the proceeds of the T-Two Loan (the "T-Two Loan Advance") that each of the following conditions precedent be satisfied in full (as determined by each Lender in its discretion which discretion shall be exercised in good faith having due regard for the advice of the Agent), unless specifically waived in writing by all of the Lenders at or prior to the Funding Date:

                  5.2.1 Satisfactory T-Two Loan Documents and Related Documents; Loan Agenda Items. On the Funding Date, each of the T-Two Loan Documents and the Related Documents shall be satisfactory in form, content and manner of execution and delivery to Agent and Agent's counsel and all T-Two Loan Documents and Related Documents shall be in full force and effect. Without limiting the foregoing, the Agent shall have received each of the instruments, documents, and agreements itemized on the Loan Agenda, each executed and delivered in favor of, and/or in form and substance reasonably satisfactory to, the Agent.

                  5.2.2 Financial Information; No Material Change.

                           (1) No change shall have occurred in the financial
                  condition, business, affairs, operations or control of T-Two, the T-Two Loan Parties, since the date of their respective financial statements most recently delivered to Agent, which change has had or could reasonably be expected to have a Material Adverse Effect; and T- Two and the other T-Two Loan Parties shall have furnished Agent such other financial information, projections, and certifications as reasonably requested by the Agent.

                           (2) The absence of any material adverse change in
                  the loan syndication, financial or capital market conditions generally from those currently in effect.

                           (3) T-Two shall have provided to the Agent a copy
                  certified by an officer of T-Two of its balance sheet after giving effect to the T-Two Loan, to evidence that T-Two is solvent, has assets having a fair value in excess of the amount required to pay T-Two's probable liabilities on T-Two's existing Debts as such become absolute and mature, and has adequate capital for the conduct of T-Two's business and the ability to pay T-Two's Debts from time to time incurred in connection therewith as such Debts mature.

                  5.2.3 Warranties and Representations Accurate. All warranties and representations made by or on behalf of any of T-Two and the other T-Two Loan Parties, or any of them, to Agent or any of the Lenders shall be true, accurate and complete in all material respects and, to the best of T-Two's Knowledge, shall not omit any material fact necessary to make the same not misleading.

                  5.2.4 Validity and Sufficiency of T-Two Security Documents. The T-Two Security Documents shall create a valid and perfected lien on the T-Two Collateral described therein and each of the T-Two Security Documents and related UCC filings shall have been duly recorded and filed to the satisfaction of Agent and Agent's counsel, including, without limitation, as follows:

                           (1) On the Funding Date, T-Two and the other T-Two
                  Loan Parties shall have delivered to the Agent evidence of the completion of all recordings and filings of, or with respect to, the T-Two Security Documents or, in the case of UCC-1 financing statements, delivery of such financing statements in proper form for recording, and shall have taken all such other actions as may be necessary or, in the reasonable opinion of the Agent, desirable to perfect the Liens and security interests intended to be created by the T-Two Security Documents in the T-Two Collateral covered thereby. Such filings, recordings and other actions shall include, without limitation, in addition to the UCC-1 financing statements, (x) the delivery to the Agent of the certificates, if any, representing the capital stock being pledged to Agent, on behalf of the Lenders, pursuant to the T-Two Security Documents, together with signed, undated stock powers, (y) delivery to the Agent of the certificates, if any, representing the respective partnership and membership interests in each partnership and limited liability company, the partnership or membership interests in which are being pledged to Agent on behalf of the Lenders pursuant to the T-Two Security Documents, and (z) delivery to the Agent of all consents, acknowledgments, and approvals relating in any way to the T-Two Security Documents as the Agent in its reasonable discretion determines appropriate, including, without limitation, those consents and approvals set forth in the Loan Agenda with respect to the granting of the T-Two Security Documents and the acknowledgment of the interests of the Agent and the Lenders created therein (the "T-Two Consents"); and

                           (2) on or prior to the Funding Date, the Agent shall
                  have received the results of a UCC, tax lien and judgment search in the jurisdictions in which T-Two, and any other T-Two Loan Parties, respectively, are organized, have assets, or have their chief executive office, and the results of such search shall indicate there are no judgments or Liens not permitted under the T-Two Loan Documents.

                  5.2.5 Payment Direction And Authorization. Agent shall have received evidence of such T-Two Payment Direction Letters set forth in the Loan Agenda in order to evidence the intended management of the cash flow of T-Two.

                  5.2.6 Litigation. On the Funding Date, there shall not be any actions, suits or proceedings at law or in equity or by or before any governmental instrumentality or other agency or regulatory authority by any entity (private or governmental) pending or, to the best of T-Two's Knowledge, threatened with respect to the T-Two Loan, the transactions contemplated in the T-Two Loan Documents or any documentation executed in connection therewith, or T-Two, any other T-Two Loan Party, which the Agent shall determine in good faith is likely to have a Material Adverse Effect.

                  5.2.7 Formation Documents and Entity Agreements.

                           (1) On the Funding Date, the Agent shall have
                  received a certificate of the general partner, or managing member or manager, as applicable, of T-Two and each other T-Two Loan Party which is a partnership or limited liability company, annexing and certifying as to (a) the Formation Documents of such entity having been duly executed, delivered and filed and remaining in full force and effect and unmodified as of the date of such certificate (and annexing a copy thereof), (b) due authorization, execution and delivery by such entity of the T-Two Loan Documents to which it is a party, and (c) such entity being in good standing and authorized to do business in each jurisdiction where the ownership of its assets and operation of its business requires such qualification, as each of the foregoing is set forth in Loan Agenda;

                           (2) On the Funding Date, the Agent shall have
                  received a certificate of the manager or managing member of each T-Two Loan Party which is a limited liability company annexing and certifying as to (a) resolutions of such entity authorizing and approving the transactions contemplated by the T-Two Loan Documents, and the execution and delivery thereof by such entity in respect of the documents to which it is a party and on behalf of the other entities in which such limited liability company is a general partner or managing member in respect of any of the T-Two Loan Documents, (b) signatures and incumbency of all officers of such limited liability company executing documentation on behalf of such entity or on behalf of any entity as to which such limited liability company is a general partner or managing member, as the case may be, in connection with the transactions contemplated by the T-Two Loan Documents, (c) the Formation Documents of such entity having been duly executed, delivered and filed and remaining in full force and effect and unmodified as of the date of such certificate (and annexing copies thereof) and (d) such entity being in good standing and authorized to do business in each jurisdiction where the conduct of its business and ownership of its assets requires such qualification, as each of the foregoing is set forth in the Loan Agenda.

                           (3) On the Funding Date, the Agent shall have
                  received a certificate of the secretary of each Loan Party which is a corporation annexing and certifying as to (a) corporate resolutions of such entity authorizing and approving the transactions contemplated by the T-Two Loan Documents, and the execution and delivery thereof by such entity in respect of the documents to which it is a party and on behalf of the other entities in which such corporation is a general partner or managing member in respect of any of the T-Two Loan Documents, (b) signatures and incumbency of all officers of such corporation executing documentation on behalf of such entity or on behalf of any entity as to which such corporation is a general partner or managing member, as the case may be, in connection with the transactions contemplated by the T-Two Loan Documents, (c) the Formation Documents of such entity having been duly executed, delivered and filed and remaining in full force and effect and unmodified as of the date of such certificate (and annexing copies thereof) and (d) such entity being in good standing and authorized to do business in each jurisdiction where the conduct of its business and ownership of its assets requires such qualification, including, as each of the foregoing is set forth in the Loan Agenda.

                  5.2.8 Compliance With Law. There are no Legal Requirements which prohibit or adversely limit the capacity or authority of T-Two to enter into the T-Two Loan or any T- Two Loan Party to execute the T-Two Loan Documents to which it is a party, and perform the obligations of such Person with respect thereto.

                  5.2.9 Due Diligence. Agent shall have received and completed a review of such due diligence as the Agent may require with respect to any Securitized Property, including, without limitation:

                           (1) As requested by the Agent, Title Reports with
                  respect to any Securitized Property securing any Securitized Note, reflecting the owner thereof, the interest of the NMLP Subsidiary therein, and any Mortgage Debt;

                           (2) Copies of all notes and mortgages evidencing all
                  Securitized Notes and Securitized Mortgages;

                           (3) A third party certification as to the principal
                  balance due on all Securitized Notes as of November 24, 2003;

                  5.2.10 Condition of Property. There shall have been no uninsured unrepaired or unrestored damage or destruction by fire or otherwise to any of the real or tangible personal property comprising or intended to comprise the Securitized Properties which could reasonably be expected to have a Material Adverse Effect.

                  5.2.11 Insurance. T-Two shall have provided to Agent and each of the Lenders evidence of the following insurance, each meeting the requirements of the Agent: (i) a reasonably satisfactory report from the third party monitoring the insurance as to the hazard and other insurance on the Securitized Properties maintained by the respective tenant thereof, evidencing compliance with Exhibit E and, as applicable, the respective Lease of each Individual Property, such insurance to reflect, and (ii) a reasonably satisfactory third party contract regarding the monitoring of the insurance to be obtained by tenants under Leases with respect to the Individual Properties.

                  5.2.12 Third Party Consents and Agreements. The Agent shall have received the Consents and such other third party consents and agreements as the Agent may require with respect to the T-Two Loan.

                  5.2.13 Cash Management. T-Two shall open a T-Two Depository Account, as provided for herein, and enter into the Cash Management Agreement with the Agent.

                  5.2.14 Interest Rate Protection Agreement T-Two shall have entered into an Interest Rate Protection Agreement, from an issuer and in form and substance reasonably acceptable to the Agent, with respect to the T-Two Loan, which Interest Rate Protection Agreement shall be collaterally assigned to the Agent, on behalf of the Lenders, to secure the T-Two Obligations.

                  5.2.15 Legal Opinions. Agent shall have received and approved legal opinion letters from counsel representing T-Two and the other T-Two Loan Parties which meet Agent's legal opinion requirements and covering such matters incident to the transactions contemplated herein, as the Agent may reasonably request.

                  5.2.16 Refinance. Agent shall have received and completed a review of such due diligence and documentation as the Agent may require with respect to the Refinance. All conditions precedent to completion of the Refinance shall have been satisfied, as determined by the Agent, and all documentation necessary to complete the Refinance shall have been approved by the Agent and have been executed, or will be executed simultaneous with the funding of the T-Two Loan.

                  5.2.17 No Default. There shall not be any Default under any of the T-Two Loan Documents.

         6.  WARRANTIES AND REPRESENTATIONS.

         6.1 NMLP. NMLP warrants and represents to Agent and each of the Lenders for the express purpose of inducing Lenders to enter into this Agreement, to make the NMLP Loan Advance, and to otherwise complete all of the transactions contemplated hereby that upon the date of the NMLP Loan Advance and at all times thereafter until the NMLP Loan has been repaid and all NMLP Obligations have been satisfied as follows:

                  6.1.1 Formation. NMLP, each NMLP Subsidiary, and each Other Partnership, and each Partially Owned Limited Partnership has been duly formed and is validly existing and in good standing as a corporation, partnership or limited liability company, as the case may be, under the laws of the State of its formation. NMLP, each NMLP Subsidiary, and each Other Partnership has the requisite corporate, partnership or company power and authority, as applicable, to own its assets and conduct its businesses as currently conducted and owned, and to enter into and perform its obligations under each NMLP Loan Document and/or Related Document to which it is a party. NMLP, each NMLP Subsidiary, each Other Partnership, and each Partially Owned Limited Partnership is in good standing and authorized to do business in each jurisdiction where the ownership of its assets and/or the conduct of its business requires such qualification except where the failure to be so qualified would not have a Material Adverse Effect.

                  6.1.2 Proceedings; Enforceability. NMLP, each NMLP Subsidiary, each Other Partnership, and each Partially Owned Limited Partnership has taken all requisite corporate, partnership or company action, as applicable, to authorize the execution, delivery and performance by such Person of the Loan Documents and/or the Related Documents to which it is a party. Each NMLP Loan Document and the Related Document to which it is a party which is required to be executed and delivered on or prior to the date on which this representation and warranty is being made has been duly authorized, executed and delivered and constitutes the legal, valid and binding obligation of NMLP, each NMLP Subsidiary, each Other Partnership, and each Partially Owned Limited Partnership which is a party thereto, enforceable against each such Person in accordance with its respective terms except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency and similar laws affecting rights of creditors generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

                  6.1.3 Conflicts. Neither the execution, delivery and performance of the Loan Documents and the Related Documents by NMLP, any NMLP Subsidiary, any Other Partnership, or any Partially Owned Limited Partnership or compliance by any such Person with the terms and provisions thereof (including, without limitation, the granting of Liens pursuant to the NMLP Security Documents), (i) will contravene any provision of any law, statute, rule or regulation or any order, writ, injunction or decree of any court or governmental instrumentality, (ii) will conflict with or result in any breach of any of the terms, covenants or conditions of, or constitute a default under, or result in the creation or imposition (or the obligation to create or impose) of any Lien (except pursuant to the NMLP Security Documents) upon any of the property or assets of any such Person pursuant to the terms of any indenture, mortgage, deed of trust, credit agreement or loan agreement or any other agreement, contract or instrument to which any such Person is a party or by which it or any of its properties or assets is bound or to which it may be subject or (iii) will violate any provision of any Formation Document of any such Person.

                  6.1.4 Ownership and Taxpayer Identification Numbers.

                           (1) All of the partners, owners, stockholders, and
                  members, respectively and as may be applicable, of NMLP, the NMLP GP, Newkirk Capital LLC, NK- Leyden Loan, L.P. and NK-Dautec Loan, L.P. are listed in Exhibit F. The exact correct name and organizational number(s) and federal employer identification number(s) of NMLP and each NMLP Loan Party are accurately stated in Exhibits F, L and M.

                           (2) NMLP is the owner of all of the ownership
                  interests set forth in Section 3.1.2, above, pledged by it to the Agent, on behalf of the Lenders. Except for such ownership interests, NMLP does not directly hold any stock, membership, partnership or ownership interest in any other Person.

                           (3) NMLP and each NMLP Subsidiary is the owner of
                  all of the ownership interests to be pledged to the Agent, on behalf of the Lenders, pursuant to the NMLP Loan Documents. Except for such ownership interests and except as shown on
                  Schedule 6.1.4(iii), NMLP and the NMLP Subsidiaries do not directly hold any stock, membership, partnership or ownership interest in any other Person.

                           (4) Except for the 100% ownership interest in T-Two,
                  the ownership interests in NMLP and as shown on Schedule 6.1.4(iv), no Newkirk Group Entity, directly or indirectly, owns or controls any interest in any asset relating to NMLP or the business operations of the NMLP and the NMLP Subsidiaries.

                  6.1.5 Litigation. Except as set forth in Schedule 6.1.5, there are no actions, suits or proceedings at law or in equity or by or before any governmental instrumentality or other agency or regulatory authority by any entity (private or governmental) pending or, to the best of NMLP's Knowledge, threatened with respect to the NMLP Loan, or the transactions contemplated in the NMLP Loan Documents or the Related Documents, or any documentation executed in connection therewith, or NMLP, any NMLP Subsidiary, any

         Other Partnership, or any each Partially Owned Limited Partnership which could reasonably be expected to have a Material Adverse Effect.

                  6.1.6 Information. All factual information furnished by or on behalf of NMLP, any NMLP Subsidiary, any Other Partnership, or any Partially Owned Limited Partnership to the Agent and/or any of the Lenders (including, without limitation, all information contained in the NMLP Loan Documents) for purposes of or in connection with this Agreement, the other NMLP Loan Documents or any transaction contemplated herein or therein is, and all other such factual information hereafter furnished by or on behalf of NMLP, any NMLP Subsidiary, any Other Partnership, or any Partially Owned Limited Partnership to the Agent and/or any of the Lenders will be, true and accurate in all material respects on the date as of which such information is dated or certified and to the best of the NMLP's Knowledge, not incomplete by omitting to state any fact necessary to make such information not misleading in any material respect at such time in light of the circumstances under which such information was provided.

                  6.1.7 Taxes. NMLP, all NMLP Subsidiaries, all Other Partnerships, and all Partially Owned Limited Partnerships have made all required tax filings and have paid all federal, state and local taxes applicable to them and/or their respective assets, except if contested in accordance with Section 9.1.

                  6.1.8 Financial Information. The financial statements of the Newkirk Group Entities (other than Vornado Realty Trust), the NMLP Subsidiaries, and NMLP provided to the Agent present fairly the financial conditions of each at the dates of such statements of financial condition and the results of operations for the periods covered thereby. The financial projections of the NMLP Subsidiaries and NMLP present a good faith estimate of the projected financial condition of each at the reflected dates and the projected results of operations for the periods covered thereby. Since the dates of the relevant financial statements, no change has occurred which could have or reasonably be expected to have a Material Adverse Effect.

                  6.1.9 Management Agreements. True and correct copies of the Amended and Restated Management Agreement and the Contract to Provide Asset Management Services have been delivered to the Agent, each of which is in full force and effect and no material default has occurred thereunder. There are no other management agreements or asset management agreements respecting the management of the assets of NMLP, any of the NMLP Subsidiaries, any Other Partnership, or any Partially Owned Limited Partnership.

                  6.1.10 Control Provisions.

                           (1) NMLP, controls, directly or indirectly, and
                  without the requirement for consent of any other Person, the management of each NMLP Subsidiary.

                           (2) There are no provisions in any limited
                  partnership agreement, operating agreement, certificate of incorporation, bylaws or any other agreement or instrument to which NMLP or any NMLP Subsidiary is party, under which any Person (other than NMLP or a NMLP Subsidiary) has the right to exercise the management or control rights, powers or authority currently belonging to NMLP or any NMLP Subsidiary, except as set forth in (i) any mortgage, deed of trust or similar security agreement encumbering any Individual Property upon exercise of the rights and remedies upon default set forth in any of the foregoing, (ii) the Integrated Documents upon exercise of the rights and remedies upon default set forth therein, or

                  (iii) the Formation Documents of any Other Partnership, or any Partially Owned Limited Partnership.

                  6.1.11 Formation Documents. NMLP has delivered or caused to be delivered to the Agent true and complete copies of all Formation Documents of the NMLP Loan Parties and other NMLP Subsidiaries, and all amendments thereto as of the date hereof and as of the date of the NMLP Loan Advance.

                  6.1.12 Related Documents. To the extent not provided for otherwise in this Article 6, true and correct copies of all other Related Documents, together with all amendments and modifications thereto, have been delivered to the Agent, each of which is in full force and effect and no material default has occurred thereunder which could have a Material Adverse Effect.

                  6.1.13 Bankruptcy Filings. Neither NMLP, nor any NMLP Subsidiary, nor any Other Partnership, nor any Partially Owned Limited Partnership is contemplating either a filing of a petition under any state or federal bankruptcy or insolvency laws or the liquidation of all or a major portion of its assets or property, and NMLP has no Knowledge of any Person contemplating the filing of any such petition against any of NMLP, any NMLP Subsidiary, any Other Partnership, or any Partially Owned Limited Partnership.

                  6.1.14 Options. No Person holds a right of first refusal or option to purchase with respect to any item of NMLP Collateral, other than as set forth in the Call Option Agreement.

                  6.1.15 Investment Company. Neither NMLP, nor any NMLP Subsidiary, nor any Other Partnership, nor any Partially Owned Limited Partnership is an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

                  6.1.16 Holding Company. Neither NMLP, nor any NMLP Subsidiary, nor any Other Partnership, nor any Partially Owned Limited Partnership is a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," within the meaning of the Public Utility Holding Company Act of 1935, as amended.

                  6.1.17 Securitization Documents. (i) Except as necessary to effect the Refinance, the Securitization Documents have not been amended, terminated or rescinded in any material respect, and remain in full force and effect; (ii) the collateral agent under the Securitization Documents is the holder of the Securitized Notes and Securitized Mortgages; (iii) T-Two is the sole and direct beneficial owner of the Grantor Trust T-2 Certificate and the Grantor Trust T-1 Certificate, free and clear of any Liens except for the rights of NMLP under the Call Option Agreement; (iv) to the best of NMLP's Knowledge, none of the Net Lease Partnerships is in default under any NMLP Securitized Note or NMLP Securitized Mortgage and NMLP does not know of any event which, but for the passage of time or the giving of notice, or both, would constitute a default under any of such NMLP Securitized Note or NMLP Securitized Mortgage; and (vi) except for the interest held by T-Two in the Grantor Trust T-2 Certificate and the Grantor Trust T-1 Certificate, no NMLP Loan Party, NMLP Subsidiary, or Newkirk Group Entity holds, either directly or indirectly, any interest in the Securitization Documents.

                  6.1.18     Individual Properties.

                           (1) Each of the Net Lease Partnerships possesses such
                  Licenses and Permits issued by the appropriate federal, state, or local regulatory agencies or bodies necessary to own and operate each Individual Property, except where the failure to possess any such License or Permit would not have a Material Adverse Effect. The Net Lease Partnerships are in material compliance with the terms and conditions of all such Licenses and Permits, except where the failure so to comply would not, singly or in the aggregate, result in a Material Adverse Effect. All of the Licenses and Permits are valid and in full force and effect, except where the invalidity of such Licenses and Permits or the failure of such Licenses and Permits to be in full force and effect would not result in a Material Adverse Effect. Neither the Borrower nor any of the Net Lease Partnerships has received any notice of proceedings relating to the revocation or modification of any such Licenses and Permits which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

                           (2) Except to the extent the failure of the
                  following to be true would not result in a Material Adverse Effect, (i) the Net Lease Partnerships have either (x) fee simple title to the Individual Properties, (y) a land estate interest for a specified number of years in the Individual Properties, or (z) a leasehold estate interest in the Individual Properties, as set forth in Schedule 6.1.18(ii)(i);
                  (ii) the interests of the Net Lease Partnerships in the Individual Properties are not subject to any Liens securing the repayment of money except for those securing the repayment of (x) the First Mortgage Debt, as set forth in Schedule 6.1.18(ii)(ii)(x), (y) the Other Second Mortgage Debt, as set forth in Schedule 6.1.18(ii)(ii)(y), or (z) the NMLP Securitized Notes, as set forth in Schedule 6.1.18(ii)(ii)(z); and (iii) except as set forth in Schedule 6.1.18(ii)(iii), each land estate remainderman interest and lessor interest under a Ground Lease is not, directly or indirectly, owned or controlled by a Loan Party, Borrower Subsidiary or Newkirk Group Entity;

                           (3) Except to the extent the failure of the
                  following to be true would not result in a Material Adverse Effect, (i) to the best of NMLP's Knowledge, each Individual Property is free of any Hazardous Materials in violation of any Environmental Laws applicable to such property; (ii) none of the Net Lease Partnerships or Borrower has received any notice of a claim under or pursuant to any Environmental Laws applicable to an Individual Property or under common law pertaining to Hazardous Materials on or originating from any Individual Property; and (iii) none of the Net Lease Partnerships or NMLP has received any notice from any Governmental Authority claiming any material violation of any Environmental Laws that is uncured or unremediated as of the date hereof;

                           (4) The mortgages and deeds of trust encumbering the
                  Individual Properties of any Net Lease Partnerships are not cross-defaulted or cross- collateralized to any Individual Property owned by any other Net Lease Partnerships;

                           (5) Except to the extent the failure of the following
                  to be true would not result in a Material Adverse Effect, (i) with respect to the Individual Properties, each Lease is in full force and effect, (ii) except as set forth in Schedule 6.1.18(v), to the best of NMLP's Knowledge, none of the Net Lease Partnerships is in default in the performance of any material obligation under any Lease and NMLP has no Knowledge of any circumstances which, with the passage of time or the giving of notice, or both, would constitute an event of default by any party under any of the Leases, (iii) except as set forth in Schedule 6.1.18(v), to the best of NMLP's Knowledge, no tenant is in monetary default beyond 30 days or material nonmonetary default under its Lease, (iv) except as otherwise expressly set forth in Schedule 6.1.18(v), to the best of NMLP's Knowledge, there are no actions, voluntary or involuntary, pending against any tenant under a Lease under any bankruptcy or insolvency laws, (v) none of the Leases and none of the rents or other amounts payable thereunder has been assigned, pledged or encumbered by any of the Net Lease Partnerships or any other Person, except in connection with financing secured by the applicable Individual Property, (vi) the basic terms and conditions of each Lease are set forth in Schedule 6.1.18(v)(vi) (the foregoing schedule, as updated from time to time as provided herein, being referred to herein as the "Lease Schedule"), and (vii) each Master Lease which was entered into, or assumed, by any Net Lease Partnership has merged into the applicable Sublease by operation of law, such that the tenant as to which the credit rating is provided, is obligated directly to the applicable Net Lease Partnership under the Lease for the payment of the rent due under the Lease.

                           (6) Except to the extent the failure of the
                  following to be true would not result in a Material Adverse Effect, (i) each Ground Lease is valid, binding and in full force and effect as against the applicable Net Lease Partnerships and, to the best of NMLP's Knowledge, the other party thereto, (ii) except for tenants under the Leases and except in connection with security relating to the Mortgage Debt, none of the Ground Leases is subject to any pledge, lien, assignment, license or other agreement granting to any third party any interest therein or any right to the use or occupancy of any premises leased thereunder, (iii) no payments under any Ground Lease are delinquent and no notice of default thereunder has been sent or received by any Loan Party which has not been cured or waived prior to the date hereof, and to the best of NMLP's Knowledge, there does not exist under any of the Ground Leases any default by any Net Lease Partnerships or any event which merely with notice or lapse of time or both, would constitute such a default by any of the Net Lease Partnerships, and (iv) the basic terms and conditions of each Ground Lease are set forth in Schedule 6.1.18(vi) and Schedule 2.6.4, including, without limitation, all such Ground Lease Extension Options (x) which have been exercised as of the Closing Date and (y) as to which the final date to exercise such Ground Lease Extension Option is within the next twelve
                  (12) months (including all applicable dates by which notices must be provided in connection with the exercise of same) (the foregoing schedule, as updated from time to time as provided herein, being referred to as the "Ground Lease Extension Option Schedule").

                           (7) Except to the extent the failure of the
                  following to be true would not result in a Material Adverse Effect, (i) each Ownership Interest Agreement relating to a Remainder Ground Lease Option is valid, binding and in full force and effect as against the applicable Net Lease Partnerships and, to the best of NMLP's Knowledge, the other party thereto, (ii) except for tenants under the Leases and except in connection with security relating to the Mortgage Debt, none of the Remainder Ground Lease Options is subject to any pledge, lien, assignment, license or other agreement granting to any third party any interest therein or any right to the use or occupancy of any premises leased thereunder,
                  (iii) no payments under any Ownership Interest Agreement relating to a Remainder Ground Lease Option are delinquent and no notice of default thereunder has been sent or received by any NMLP Loan Party which has not been cured or waived prior to the date hereof, and to the best of NMLP's Knowledge, there does not exist under any of the Ownership Interest Agreements relating to the Remainder Ground Lease Options any default by any Net Lease Partnerships or any event which merely with notice or lapse of time or both, would constitute such a default by any of the Net Lease Partnerships, and (iv) the basic terms and conditions of each Remainder Ground Lease Option are set forth in Schedule 6.1.18(vii) and Schedule 2.6.4, including, without limitation, all such Remainder Ground Lease Options (x) which have been exercised as of the Closing Date and (y) as to which the final date to exercise such Remainder Ground Lease Option is within the next twelve
                  (12) months (including all applicable dates by which notices must be provided in connection with the exercise of same) (the foregoing schedule, as updated from time to time as provided herein, being referred to as the "Remainder Ground Lease Option Schedule").

                           (8) Schedule 6.1.18(viii) accurately details in
                  all material respects the approximate amount, term, and interest rate applicable to all Mortgage Debt encumbering the Individual Properties (the foregoing schedule, as updated from time to time as provided herein, the "Mortgage Debt Schedule"). Except as noted on Schedule 6.1.18(viii), no notice of default thereunder has been sent or received by any Loan Party which has not been cured or waived prior to the date hereof, and to the best of the Borrower's Knowledge, there does not exist with respect to any Mortgage Debt any default by any Net Lease Partnerships or any event which merely with notice or lapse of time or both, would constitute such a default by any of the Net Lease Partnerships. Except for ownership of the E Certificate Representing First Mortgage Interest (in the GMAC Mortgage Loan), the F Certificate Representing First Mortgage Interest (in the GMAC Mortgage
                  Loan), the G Certificate Representing First Mortgage Interest (in the GMAC Mortgage Loan), and the interests held in the Grantor Trust by T-Two representing ownership of the Securitized Notes and the Mortgage Debt set forth in Schedule 6.1.18(viii)(b), neither NMLP, any NMLP Loan Party, any NMLP Subsidiary, nor any Newkirk Group Entity owns, directly or indirectly, any material interest in any Mortgage Debt.

                           (9) Each of the Net Lease Partnerships is a
                  partnership for federal income tax purposes and does not constitute a publicly traded partnership within the meaning of
                  Section 7704 of the Code.

                           (10) Each of the Net Lease Partnerships possesses
                  valid owner's policy title insurance from title insurers of recognized financial responsibility on each of the Individual Properties in amounts not less than the original purchase price of such properties, and such title insurance is in full force and effect.

                           (11) Except as set forth in Schedule 6.1.18(xi), as
                  to any of the Individual Properties, there is not pending the exercise of any Economic Discontinuance Rights by any tenants.

                  6.1.19 Use of Proceeds. The proceeds of the NMLP Loan shall be used solely and exclusively as provided in Section 1.3.2. No portion of the proceeds of the NMLP Loan shall be used by NMLP directly or indirectly, and whether immediately, incidentally or ultimately (i) to purchase or carry any margin stock or to extend credit to others for the purpose thereof or to repay or refund indebtedness previously incurred for such purpose, or (ii) for any purpose which would violate or in inconsistent with the provisions of regulations of the Board of Governors of the Federal Reserve System including, without limitation, Regulations G, T, U and X thereof.

                  6.1.20 Insurance. Except to the extent the failure of the following to be true would not result in a Material Adverse Effect, (i) to the best of NMLP's Knowledge, the Individual Properties are insured by insurers of recognized financial responsibility against such losses and risks in compliance with the requirements of the Leases and as set forth in Exhibit E, hereto, such insurance maintained by the tenants under the Leases; (ii) NMLP has a monitoring system in place to periodically verify whether the tenants under the Leases have in place insurance as required by the applicable Lease; and (iii) NMLP has satisfactory liability insurance in favor of NMLP and each of the NMLP Subsidiaries in compliance with the requirements of the Agent in effect on the date hereof.

                  6.1.21 Deferred Compensation and ERISA. Neither NMLP nor any NMLP Subsidiary has any pension, profit sharing, stock option, insurance or other arrangement or Plan for employees covered by ERISA except as may be designated to Agent in writing by NMLP from time to time and no Reportable Event has occurred and is now continuing with respect to any such ERISA Plan. The granting of the NMLP Loan, the performance by NMLP, the NMLP Subsidiaries, and/or any of the Other Partnerships or any of the Partially Owned Limited Partnerships of their respective obligations under the NMLP Loan Documents and such Persons' conducting of their respective operations do not and will not violate any provisions of ERISA.

                  6.1.22 No Default. There is no Default on the part of NMLP or any of the other NMLP Loan Parties under this Agreement or any of the other NMLP Loan Documents and no event has occurred and is continuing which would constitute a Default under any NMLP Loan Document.

                  6.1.23 Newkirk Loans. Newkirk Finco LLC is the holder of the Administrator LLC Loan, NK-Leasehold II LLC is the holder of the NK Leasehold Second Mortgage Loan, NK-Leyden Loan, L.P. is the holder of the Leyden Note and NK-Dautec Loan, L.P. is the holder of the Dautec Note. Schedule 6.1.23 accurately details the approximate amount, term, and interest rate applicable to each of the Newkirk Loans. To the best of NMLP's Knowledge, there does not exist with respect to any such loan any default by any obligor thereunder or any event which merely with notice or lapse of time or both, would constitute such a default by any obligor under any Newkirk Loan.

                  6.1.24 Integrated Documents. (i) True and correct copies of the Integrated Documents, together with all amendments and modifications thereto, have been delivered to the Agent, each of which is in full force and effect; (ii) Schedule 6.1.24 sets forth the only NMLP Collateral as to which a pledge has been granted to the Integrated Group to secure the Integrated Obligations; (iii) to the best of NMLP's Knowledge, there does not exist with respect to the Integrated Obligations any default by any obligor thereunder or any event which merely with notice or lapse of time or both, would constitute such a default by any obligor thereunder; (iv) no notice of default thereunder, indemnification claim, or claim for payment of any amount due thereunder has been received by any Loan Party or any Newkirk Group Entity; or threatened by, or on behalf of, the Integrated Group, (v) NMLP has no Knowledge of any event which could lead to any such default, indemnification claim or claim, and (vi) neither NMLP nor any NMLP Subsidiary is obligated for the repayment of the Integrated Obligations, other than Newkirk GP LLC, Newkirk Capital LLC, and Newkirk Finco LLC.

                  6.1.25 Other NMLP Loan Parties' Warranties and
         Representations. NMLP has no reason to believe that any warranties or representations made in writing by any of the NMLP Loan Parties to the Agent or any of the Lenders are untrue, incomplete or misleading in any material respect.

         6.2 T-Two. T-Two warrants and represents to Agent and each of the Lenders for the express purpose of inducing Lenders to enter into this Agreement, to make the T-Two Loan Advance, and to otherwise complete all of the transactions contemplated hereby that upon the date of the T-Two Loan Advance and at all times thereafter until the T-Two Loan has been repaid and all T-Two Obligations have been satisfied as follows:

                  6.2.1 Formation. T-Two has been duly formed and is validly existing and in good standing as a partnership under the laws of the State of Delaware. T-Two has the requisite partnership power and authority, as applicable, to own its assets and conduct its businesses as currently conducted and owned, and to enter into and perform its obligations under each T-Two Loan Document and/or Related Document to which it is a party. T-Two is in good standing and authorized to do business in each jurisdiction where the ownership of its assets and/or the conduct of its business requires such qualification except where the failure to be so qualified would not have a Material Adverse Effect.

                  6.2.2 Proceedings; Enforceability. T-Two and each T-Two Loan Party has taken all requisite corporate, partnership or company action, as applicable, to authorize the execution, delivery and performance by such Person of the T-Two Loan Documents and/or the Related Documents to which it is a party. Each T-Two Loan Document and the Related Document to which it is a party which is required to be executed and delivered on or prior to the date on which this representation and warranty is being made has been duly authorized, executed and delivered and constitutes the legal, valid and binding obligation of T-Two and each T-Two Loan Party which is a party thereto, enforceable against each such Person in accordance with its respective terms except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency and similar laws affecting rights of creditors generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

                  6.2.3 Conflicts. Neither the execution, delivery and performance of the Loan Documents and the Related Documents by T-Two, any T-Two Loan Party or compliance by any such Person with the terms and provisions thereof (including, without limitation, the granting of Liens pursuant to the T-Two Security Documents), (i) will contravene any provision of any law, statute, rule or regulation or any order, writ, injunction or decree of any court or governmental instrumentality, (ii) will conflict with or result in any breach of any of the terms, covenants or conditions of, or constitute a default under, or result in the creation or imposition (or the obligation to create or impose) of any Lien (except pursuant to the T- Two Security Documents and the Call Option Agreement) upon any of the property or assets of any such Person pursuant to the terms of any indenture, mortgage, deed of trust, credit agreement or loan agreement or any other agreement, contract or instrument to which any such Person is a party or by which it or any of its properties or assets is bound or to which it may be subject or (iii) will violate any provision of any Formation Document of any such Person.

                  6.2.4 Ownership and Taxpayer Identification Numbers.

                           (1) All of the partners, owners, stockholders, and
                  members, respectively and as may be applicable, of T-Two are listed in Exhibit F. The exact correct name and organizational number(s) and federal employer identification number(s) of T-Two and each T-Two Loan Party are accurately stated in Exhibits F, L and M.

                           (2) T-Two does not directly hold any stock,
                  membership, partnership or ownership interest in any other Person, with the exception of its ownership of the Grantor Trust T-1 Certificate and Grantor Trust T-2 Certificate .

                  6.2.5 Litigation. Except as set forth in Schedule 6.2.5, there are no actions, suits or proceedings at law or in equity or by or before any governmental instrumentality or other agency or regulatory authority by any entity (private or governmental) pending or, to the best of T-Two's Knowledge, threatened with respect to the T-Two Loan, the transactions contemplated in the T-Two Loan Documents, the Related Documents, or the transactions contemplated in connection with the Refinance or any documentation executed in connection therewith, or T-Two, which could reasonably be expected to have a Material Adverse Effect.

                  6.2.6 Information. All factual information furnished by or on behalf of T-Two to the Agent and/or any of the Lenders (including, without limitation, all information contained in the T-Two Loan Documents) for purposes of or in connection with this Agreement, the other T-Two Loan Documents or any transaction contemplated herein or therein is, and all other such factual information hereafter furnished by or on behalf of T-Two to the Agent and/or any of the Lenders will be, true and accurate in all material respects on the date as of which such information is dated or certified and to the best of the T-Two's Knowledge, not incomplete by omitting to state any fact necessary to make such information not misleading in any material respect at such time in light of the circumstances under which such information was provided.

                  6.2.7 Taxes. T-Two has made all required tax filings and have paid all federal, state and local taxes applicable to it and/or its assets, except if contested in accordance with Section 9.1.

                  6.2.8 Financial Information. The financial statements of T-Two provided to the Agent present fairly the financial conditions of T-Two at the dates of such statements of financial condition and the results of operations for the periods covered thereby. Since the dates of the relevant financial statements, no change has occurred which could have or reasonably be expected to have a Material Adverse Effect.

                  6.2.9 Formation Documents. T-Two has delivered or caused to be delivered to the Agent true and complete copies of all Formation Documents of the T-Two Loan Parties, and all amendments thereto as of the date hereof and as of the date of the T-Two Loan Advance.

                  6.2.10 Related Documents. To the extent not provided for otherwise in this Article 6, true and correct copies of all other Related Documents have been delivered to the Agent, each of which is in full force and effect and no material default has occurred thereunder.

                  6.2.11 Bankruptcy Filings. Neither T-Two, nor any T-Two Loan Party is contemplating either a filing of a petition under any state or federal bankruptcy or insolvency laws or the liquidation of all or a major portion of its assets or property, and T-Two has no Knowledge of any Person contemplating the filing of any such petition against any of T-Two or any T-Two Loan Party.

                  6.2.12 Options. No Person holds a right of first refusal or option to purchase with respect to any item of T-Two Collateral, other than as set forth in the Call Option Agreement.

                  6.2.13 Investment Company. T-Two, nor any T-Two Loan Party, is an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

                  6.2.14 Holding Company. Neither T-Two, nor any T-Two Loan Party is a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," within the meaning of the Public Utility Holding Company Act of 1935, as amended.

                  6.2.15 Securitization Documents. (a) Except as necessary to effect the Refinance, the Securitization Documents have not been amended, terminated or rescinded in any material respect, and remain in full force and effect; (b) the Grantor Trust Trustee is the holder of the Securitized Notes and Securitized Mortgages; (c) T-Two is the sole and direct beneficial owner of the Grantor Trust, the Grantor Trust T-2 Certificate and the Grantor Trust T-1 Certificate, free and clear of any Liens other than pursuant to the Call Option Agreement; (d) to the best of T-Two's Knowledge, none of the current payors is in default under any Securitized Note or Securitized Mortgage and T-Two does not know of any event which, but for the passage of time or the giving of notice, or both, would constitute a default under any of such Securitized Note or Securitized Mortgage; and (e) Schedule 6.2.15 accurately details the current mortgagor (and proportionate direct and/or indirect ownership interest of NMLP therein), property location, current principal amount, current Discounted Payment Option Amount (as applicable), term, and interest rate applicable to all Securitized Notes (the foregoing schedule, as updated from time to time as provided herein, the "Securitized Note Schedule").

                  6.2.16 Use of Proceeds. The proceeds of the T-Two Loan shall be used solely and exclusively as provided in Section 1.4. No portion of the proceeds of the T-Two Loan shall be used by T-Two directly or indirectly, and whether immediately, incidentally or ultimately (i) to purchase or carry any margin stock or to extend credit to others for the purpose thereof or to repay or refund indebtedness previously incurred for such purpose, or (ii) for any purpose which would violate or in inconsistent with the provisions of regulations of the Board of Governors of the Federal Reserve System including, without limitation, Regulations G, T, U and X thereof.

                  6.2.17 Insurance. Except to the extent the failure of the following to be true would not result in a Material Adverse Effect, (i) to the best of T-Two's Knowledge, the Securitized Properties are insured by insurers of recognized financial responsibility against such losses and risks in compliance with the requirements of the Leases and as set forth in Exhibit E, hereto, such insurance maintained by the tenants under the Leases; and (ii) T-Two has a monitoring system in place to periodically verify whether the tenants under the Leases have in place insurance as required by the applicable Lease.

                  6.2.18 Deferred Compensation and ERISA. T-Two has no pension, profit sharing, stock option, insurance or other arrangement or Plan for employees covered by ERISA except as may be designated to Agent in writing by NMLP from time to time and no Reportable Event has occurred and is now continuing with respect to any such ERISA Plan. The granting of the T-Two Loan, the performance by T-Two or any T-Two Loan Party of their respective obligations under the T-Two Loan Documents and such Persons' conducting of their respective operations do not and will not violate any provisions of ERISA.

                  6.2.19 No Default. There is no Default on the part of T-Two or any of the other T- Two Loan Parties under this Agreement or any of the other T-Two Loan Documents and no event has occurred and is continuing which would constitute a Default under any T-Two Loan Document.

                  6.2.20 Other T-Two Loan Parties' Warranties and
         Representations. T-Two has no reason to believe that any warranties or representations made in writing by any of the T-Two Loan Parties to the Agent or any of the Lenders are untrue, incomplete or misleading in any material respect.

         7.  AFFIRMATIVE COVENANTS.

         7.1 NMLP. NMLP covenants and agrees that from the date hereof and so long as any indebtedness is outstanding hereunder, or any of the NMLP Loan or other NMLP Obligations remains outstanding, as follows:

                  7.1.1 Notices. NMLP shall, with reasonable promptness, but in all events within five (5) days after it has actual Knowledge thereof, notify Agent and each of the Lenders in writing of the occurrence of any act, event or condition which constitutes a Default or Event of Default under any of the NMLP Loan Documents. Such notification shall include a written statement of any remedial or curative actions which NMLP proposes to undertake and/or to cause any of the other NMLP Loan Parties to undertake to cure or remedy such Default or Event of Default.

                  7.1.2 Financial Statements; Reports; Officer's Certificates. NMLP shall furnish or cause to be furnished to Agent as set forth herein from time to time, the following financial statements, reports, certificates, and other information, all in form, manner of presentation and substance acceptable to Agent and each of the Lenders:

                           (1)      Annual Statements.

                                    (1) Within ninety (90) days after the close
                           of each fiscal year of NMLP, the consolidated statements of financial condition of NMLP and all non-consolidated NMLP Subsidiaries as at the end of such fiscal year and the related consolidated statements of income and retained earnings and statements of changes in financial position for such fiscal year, in each case, commencing with the Fiscal Year ending December 31, 2003, setting forth comparative for the preceding fiscal year and certified by Imowitz, Koenig & Co. LLP or other independent certified public accountants of recognized national standing reasonably acceptable to the Agent, in each case together with a report of such accounting firm stating that in the course of its regular audit of the financial statements of such Party, which audit was conducted in accordance with GAAP, consistently applied, such accounting firm obtained no knowledge of any Default or Event of Default which has occurred and is continuing or, if in the opinion of such accounting firm such a Default or Event of Default has occurred and is continuing, a statement as to the nature thereof; such financial statements to include and to be supplemented by such detail and supporting data and schedules as Agent may from time to time reasonably determine;

                                    (2) Within ninety (90) days after the close
                           of each fiscal year of NMLP, the statements of financial condition of each NMLP Subsidiary as at the end of such fiscal year and the related statements of income and retained earnings and statements of changes in financial position for such fiscal year, in each case, commencing with the Fiscal Year ending December 31, 2003, setting forth comparative figures for the preceding fiscal year, internally prepared in accordance with GAAP, all in form and manner of presentation acceptable to Agent, such financial statements to include and to be supplemented by such detail and supporting data and schedules as Agent may from time to time reasonably determine, together with an Officer's Certificate from NMLP certifying that such financial statements are true, accurate, and complete in all material respects and that no Default or Event of Default has occurred and is continuing.

                                    (3) Periodic Statements Within sixty (60)
                           days after the close of each calendar quarter (except for the quarter ending on December 31), the following: (i) the consolidated statements of financial condition of NMLP and all non-consolidated NMLP Subsidiaries, internally prepared in accordance with GAAP, consistently applied, as at the end of such quarterly period and the related consolidated statements of income and retained earnings and statements of changes in financial position for such quarterly period and for the elapsed portion of the Fiscal Year ended with the last day of such quarterly period, in each case commencing with the Fiscal Year ending December 31, 2003, setting forth comparative figures for the related periods in the prior fiscal year, subject to normal year-end audit adjustments, all in form and manner of presentation acceptable to Agent, such financial statements to include and to be supplemented by such detail and supporting data and schedules as Agent may from time to time reasonably determine, (ii) an Officer's Certificate from NMLP certifying that such financial statements are true, accurate, and complete in all material respects and that no Default or Event of Default has occurred and is continuing, and (iii) an updated Cash Flow Projection specifically identifying, without limitation, (a) any changes to the Cash Flow Projections provided in the then prior Officer's Certificate and (b) any Distributions by NMLP Subsidiaries projected during the next one-hundred and eighty (180) days.

                                    (4) Compliance Certificates. Within sixty
                           (60) days (or ninety (90) days in the case of the fourth fiscal quarter) after the close of each quarterly accounting period in each Fiscal Year of NMLP, Compliance Certificates in the form of Exhibit G-1 and Exhibit G-3, annexed hereto, together with an Officer's Certificate from NMLP providing and otherwise certifying with respect to the following:

                           1. the compliance with the Financial Covenants, with
                  such supporting detail as is deemed necessary by the Agent to verify the calculations incorporated therein;

                           2. any changes to the Lease Schedule, including,
                  without limitation, specific identification of (a) any Leases which will expire within one (1) calendar year from the date of the respective Officer's Certificate and the applicable dates and conditions by and upon which such term may be extended, (b) any material defaults then existing under any Lease of which NMLP has Knowledge not included in a prior Officer's Certificate or Lease Schedule, (c) any Leases as to which the term thereof has expired since the date of the then prior Officer's Certificate, without the extension thereof, of which NMLP has Knowledge, (d) any Leases as to which the tenant has vacated the subject premises since the date of the then prior Officer's Certificate, of which NMLP has Knowledge,
                  (e) any Leases or commitments to lease entered into since the date of the then prior Officer's Certificate, and (f) an updated summary of any pending exercise by any tenant under a Lease of Economic Discontinuance Rights from the date of the then prior Officer's Certificate, including, without limitation, (i) the identity of the subject Individual Property, (ii) the date by which the relevant Net Lease Partnership must reject the Rejectable Offer, and (iii) the current calculation of the applicable Rejection Test with such supporting detail as is deemed necessary by the Agent to verify the calculations incorporated therein;

                           3. any changes to the Ground Lease Extension Option
                  Schedule, including, without limitation, (a) specific identification of all Ground Lease

                  Extension Options (i) which have been exercised since the date of the then prior Officer's Certificate, and (ii) as to which the final date for exercising such Ground Lease Extension Option is within the twelve (12) months following the date of the Officer's Certificate (including all applicable dates by which notices must be provided in connection with the exercise of same), and (b) any defaults then existing under any Ground Lease not included in a prior Officer's Certificate or Ground Lease Extension Option Schedule;

                           4. any changes to the Remainder Ground Lease Options
                  Schedule, including, without limitation, (a) specific identification of all Remainder Ground Lease Options (i) which have been exercised since the date of then prior Officer's Certificate and (ii) as to which the final date for exercising such remainder Ground Lease Option is within the twelve (12) months following the date of the Officer's Certificate (including all applicable dates by which notices must be provided in connection with the exercise of same), (b) any defaults then existing under any Ownership Interest Agreement relating to a Remainder Ground Lease Option not included in a prior Officer's Certificate or Remainder Ground Lease Option Schedule, and (c) a listing of any remainderman interests or ground lessor interests in Ground Leases (i) acquired by NMLP, a NMLP Subsidiary, or a Newkirk Group Entity since the date of the then prior Officer's Certificate, together with specific detail as to the nature of the interest acquired and the Person to whom the interest was transferred, and (ii) as to which an agreement has been entered into since the date of the then prior Officer's Certificate for the acquisition thereof by NMLP, a NMLP Subsidiary, or a Newkirk Group Entity, together with the primary terms of such agreement;

                           5. any changes to the Mortgage Debt Schedule,
                  including, without limitation, (a) any prepayments made on any Mortgage Debt since the date of the then prior Officer's Certificate, (b) specific identification of all Mortgage Debt which matures within the twelve (12) months following the date of the Officer's Certificate, (c) any refinancing of such Mortgage Debt which has occurred (or for which an application has been made or a loan commitment received) since the date of the then prior Officer's Certificate, together with a summary of the use and disbursement of the proceeds thereof, (d) any defaults then existing under any Mortgage Debt not included in a prior Officer's Certificate or Mortgage Debt Schedule, and
                  (e) the current calculation of the Mortgage Debt Test with such supporting detail as is deemed necessary by the Agent to verify the calculations incorporated therein;

                           6. A listing of any Individual Properties (a) sold by
                  the applicable Net Lease Partnership since the date of the then prior Officer's Certificate, together with specific detail as to the use and disbursement of the proceeds of the sale, and (b) as to which an agreement has been entered into since the date of the then prior Officer's Certificate for the sale thereof, together with the primary terms of such agreement;

                           7. a listing of any material assets acquired, or as
                  to which an agreement to acquire has been entered into, by NMLP, any NMLP Subsidiary or any NMLP Loan Party (except the Excepted Loan Parties) since the date of the then prior Officer's Certificate, together with the primary terms of such acquisition or agreement;

                           8. any changes to Schedule 6.1.23 including, without
                  limitation, (a) any payments made on account of the Newkirk Loans since the date of the then prior

                  Officer's Certificate and (b) any defaults then existing under any Newkirk Loans not included in a prior Officer's Certificate or Schedule 6.1.23;

                           9. a listing of any Other Partnerships as to which
                  consent has been obtained since the date of the then prior Officer's Certificate from a sufficient percentage of the limited partners thereof to merge such Other Partnership into a NMLP Partnership;

                           10. except as disclosed in such Officer's
                  Certificate, to the extent of the knowledge of such officer, a certification that all insurance premiums in respect of insurance policies covering the properties owned (directly or indirectly) by the Net Lease Partnerships have been paid or are not past due more than sixty (60) days, all debt service payments in respect of any Mortgage Debt of any Net Lease Partnership have been made and all real estate taxes and other impositions relating to any Net Lease Partnership or its related assets have been paid; and

                           11. a summary of the status of any pending insurance
                  claims or condemnation award proceedings.

                                    (5) Data Requested. Within a reasonable
                           period of time and from time to time such other financial data or information as Agent may reasonably request with respect to the Individual Properties, NMLP, any other NMLP Subsidiary, and/or the other NMLP Loan Parties (except the Excepted Loan Parties), including, but not limited to, rent rolls, aged receivables, aged payables, leases, budgets, forecasts, reserves, cash flow projections, deposit accounts, mortgage information, physical condition of the Individual Properties and pending lease proposals.

                                    (6) Tax Returns. Upon Agent's request,
                           copies of all federal and state tax returns of NMLP and, to the extent prepared and filed, the other NMLP Subsidiaries.

                                    (7) Lease Notices. Concurrently with the
                           giving thereof, and within ten (10) Business Days of receipt thereof, copies of all notices, other than routine correspondence, given or received by NMLP, any Net Lease Partnership or other NMLP Subsidiary with respect to any Lease.

                                    (8) Mortgage Notices. Concurrently with the
                           giving thereof, and within ten (10) Business Days of receipt thereof, copies of all notices, other than routine correspondence, given or received by NMLP, any Net Lease Partnership, or other NMLP Subsidiary with respect to any Mortgage Debt.

                                    (9) Ground Lessor/Remainder Interest
                           Notices. Concurrently with the giving thereof, and within ten (10) Business Days of receipt thereof, copies of all notices, other than routine correspondence, given or received by NMLP, any Net Lease Partnership or other NMLP Subsidiary (including, without limitation, NK-Remainder Interest
                           LLC) with respect to any Ownership Interest
                           Agreement, Ground Lease Extension Option, and/or Remainder Ground Lease Option.

                                    (10) Entity Notices. Concurrently with the
                           issuance thereof, copies of all written notices (excluding routine correspondence) given to the partners, owners, stockholders, and/or members, respectively, of NMLP and/or the Other Partnerships and/or any Partially Owned Limited Partnerships.

                                    (11) Notice of Distributions. Concurrently
                           with the giving thereof, and within ten (10) Business Days of receipt thereof, copies of all notices of Distributions to the extent given by any NMLP Subsidiaries to NMLP. NMLP shall provide the Agent with immediate written notice in the event that NMLP or any NMLP Subsidiaries determines (or reasonably should be able to determine) that the Cash Flow Projections are no longer accurate and could reasonably be expected to have a Material Adverse Effect.

                                    (l2) Property Acquisition or Sale. Within
                           ten (10) Business Days of receipt thereof, copies of all proposed contracts, agreements, or offers in any way relating to a proposed sale or acquisition of any material asset by the NMLP or any NMLP Subsidiary.

                                    (13) Notices Regarding NMLP Payment
                           Direction Letters. Within ten (10) Business Days of receipt thereof, copies of all notices (excluding routine correspondence) received by the NMLP, any NMLP Subsidiary or any other NMLP Loan Party (except the Newkirk Indemnitor and the MLP Holders) from any Paying Agent or any other Person who has agreed to the direction of the payment of funds as provided for in a Payment Direction Letter.

                                    (14) Notice of Termination of Payment
                           Direction Letter. Promptly, and in any event within ten (10) Business Days after an officer of NMLP obtains Knowledge thereof, written notice of the termination of any Payment Direction Letter, together with evidence of the satisfactory reinstatement or replacement thereof in accordance with the terms and conditions hereof.

                                    (15) Notices under Securitization Documents.
                           Within ten (10) Business Days of receipt thereof, copies of all notices received by NMLP, any other NMLP Subsidiary or any other NMLP Loan Party (except the Newkirk Indemnitor and the MLP Holders) from any agent, trustee or servicer under the Securitization Documents, including, without limitation, any notice to the holder of the Grantor Trust T-1 Certificate or the Grantor Trust T-2 Certificate as to the request that such holder exercise any direction, consent or approval rights in such holder's favor as provided for in the Securitization Documents.

                                    (16) Notices and Reports re: Integrated
                           Group.

                           1. Within ten (10) Business Days of receipt thereof,
                  copies of all notices received by NMLP, any other NMLP Subsidiary or any other Newkirk Group Entity with respect to a default under the Integrated Documents, a claim for indemnification or other payment thereunder, or other non-performance and/or exercise (or intended exercise) of the rights of the Integrated Group thereunder.

                           2. Immediately upon the forwarding of any reports
                  required under the Integrated Documents to the Integrated Group, copies of any such reports.

                           3. Immediately after NMLP obtains Knowledge thereof,
                  notice of (a) the release of any collateral held by the Integrated Group to secure the Integrated

                  Obligations, or (b) the termination of the "Non-Transfer Period" as set forth in the Integrated Documents.

                                    (17) Third Party Default Notices.
                           Immediately upon notice or receipt thereof by NMLP, the NMLP Loan Parties (except the Excepted Loan Parties), and/or the NMLP Subsidiaries, copies of all notices of default, other non-performance, and/or exercise (or intended exercise) relating in any way to any one or more of the Related Documents.

                                    (18) Notice of Litigation. Promptly, and in
                           any event within ten (10) Business Days after NMLP obtains Knowledge thereof, written notice of any pending or, to the best of NMLP's Knowledge, threatened action, suit or proceeding at law or in equity or by or before any governmental instrumentality or other agency or regulatory authority by any entity (private or governmental) relating in any way to the Loan, the T-Two Loan, the transactions contemplated in the NMLP Loan Documents (including, without limitation, with regard to all Distributions), the Related Documents, or the transactions contemplated in connection with the Refinance or any documentation executed in connection therewith, or relating to NMLP, any other NMLP Loan Party, or any other NMLP Subsidiary, which could reasonably be expected to have a Material Adverse Effect.

                                    (19) Notice of Hazardous Materials Promptly,
                           and in any event within ten (10) Business Days after NMLP obtains Knowledge thereof, written notice of (i) any Release (as defined in the Environmental Indemnity) or Threat of Release (as defined in the Environmental Indemnity) of Hazardous Materials on, in, under or affecting all or any portion of any Individual Property or (ii) the violation of any Environmental Law, in each case which could reasonably be expected to have a Material Adverse Effect.

                                    (20) AREIF. No less than six (6) months
                           prior to the applicable date of such dissolution or liquidation, written notice of any required liquidation or dissolution of Apollo Real Estate Investment Fund III, L.P.

                  7.1.3 Existence. NMLP shall do or cause to be done all things necessary to (i) preserve, renew and keep in full force and effect (x) the partnership, company or corporate existence, as applicable, of each NMLP Subsidiary and (y) the material rights, licenses, permits and franchises of each NMLP Subsidiary, (ii) comply with all laws and other Legal Requirements applicable to it and its assets, business and operations, and (iii) to the extent applicable, at all times maintain, preserve and protect all material franchises and trade names and all the remainder of its property used or useful in the conduct of its business, and keep its assets in good working order and repair, ordinary wear and tear excepted, and from time to time make, or cause to be made, all reasonably necessary repairs, renewals, replacements, betterments and improvements thereto.

                  7.1.4 Payment of Taxes. NMLP shall duly pay and discharge, and cause each NMLP Subsidiary, Other Partnership, or Partially Owned Limited Partnership to duly pay and discharge, before the same shall become overdue, all taxes, assessments, impositions, and other governmental charges payable by it or with respect to the Individual Properties, to the extent that same are not paid by the tenants under the respective Leases, except if contested in accordance with Section 9.1.

                  7.1.5 Insurance; Casualty, Taking.

                           (1) NMLP shall at all times maintain or cause the
                  appropriate Person to maintain in full force and effect the following insurance: (i) to the best of NMLP's Knowledge, the Individual Properties shall be insured by insurers of recognized financial responsibility against such losses and risks in compliance with the Leases and the requirements set forth in Exhibit E hereto, such insurance maintained by the tenants under the Leases; (ii) NMLP shall have a monitoring system in place to periodically verify whether the tenants under the Leases have in place insurance as required by the applicable Lease; and (iii) NMLP shall have satisfactory liability insurance in favor of NMLP and each of the NMLP Subsidiaries in compliance with the requirements in effect of the date hereof.

                           (2) In the event of any damage or destruction to any
                  Individual Property (or to the extent now or hereafter applicable, any NMLP Collateral) by reason of fire or other hazard or casualty, NMLP shall give immediate written notice thereof to Agent. If there is any condemnation for public use of any Individual Property (or to the extent now or hereafter applicable, any NMLP Collateral), NMLP shall give immediate written notice thereof to Agent. Further, NMLP shall upon the request of the Agent provide to the Agent with a report as to the status of any insurance adjustment, condemnation claim, or restoration resulting from any casualty or taking.

                  7.1.6 Inspection. NMLP shall cause the NMLP Subsidiaries to permit the Agent and the Lenders and its/their agents, representatives and employees to inspect the Individual Properties and the NMLP Collateral at reasonable hours upon reasonable notice, except to the extent prohibited or otherwise limited in the subject Leases.

                  7.1.7 NMLP Loan Documents. NMLP (i) shall observe, perform and satisfy all the terms, provisions, covenants and conditions to be performed by it under, and to pay when due all costs, fees and expenses, and other NMLP Obligations of NMLP to the extent required under, the NMLP Loan Documents and (ii) shall cause the other NMLP Subsidiaries to observe, perform and satisfy all the terms, provisions, covenants and conditions to be performed by such Person under, and to pay when due all costs, fees and expenses, and other NMLP Obligations to the extent required under, the NMLP Loan Documents.

                  7.1.8 Further Assurances. NMLP shall and shall cause the NMLP Subsidiaries to execute and deliver to the Agent and the other Lenders such documents, instruments, certificates, assignments and other writings, and do such other acts, necessary or desirable in the reasonable judgment of the Agent, to evidence, preserve and/or protect the NMLP Collateral at any time securing or intended to secure the NMLP Obligations and do and execute all and such further lawful acts, conveyances and assurances as the Agent may reasonably require for the better and more effective carrying out of the intents and purposes of this Agreement and the other NMLP Loan Documents.

                  7.1.9 Books and Records. NMLP shall and shall cause the NMLP Subsidiaries to keep and maintain in accordance with GAAP (or such other accounting basis reasonably acceptable to the Agent), proper and accurate books, records and accounts reflecting all of the financial affairs of the NMLP and such other Persons and all items of income and expense in connection with their respective business and operations and in connection with any services, equipment or furnishings provided in connection with the operation of the business of the NMLP and such Persons, whether such income or expense is realized thereby or by any other Person. The Agent shall have the right, not more than once each quarter (unless an Event of Default shall have occurred and be continuing in which case as often as the Agent shall determine), during normal business hours and upon reasonable notice, to examine such books, records and accounts of NMLP and the NMLP Subsidiaries at the office of the Person maintaining such books, records, and accounts and to make such copies or extracts thereof as the Agent shall desire. NMLP shall maintain all of its business records at the address specified at the beginning of this Agreement, subject to change upon advance written notification to the Agent. The Agent may discuss the financial and other affairs of the NMLP, the NMLP Subsidiaries, Other Partnerships, and Partially Owned Limited Partnerships with any of their respective partners, owners, and any accountants (as to accountants, prior to the occurrence of an Event of Default and following the cure of any Event of Default, upon prior approval of the NMLP, not to be unreasonably withheld, and at the cost and expense of the Agent and the Lenders) hired by NMLP, it being agreed that Agent and each of the Lenders shall use best efforts to not divulge information obtained from such examination to others except in connection with Legal Requirements and in connection with administering the NMLP Loan, enforcing its rights and remedies under the NMLP Loan Documents and in the conduct, operation and regulation of its banking and lending business (which may include, without limitation, the transfer of the Loan or of participation interests therein). Any assignee or transferee of the NMLP Loan, co-lender, or any holder of a participation interest in the NMLP Loan shall be entitled to deal with such information in the same manner and in connection with any subsequent transfer of its interest in the NMLP Loan or of further participation interests therein.

                  7.1.10 Business and Operations. NMLP shall (and shall cause the NMLP Subsidiaries to) (i) continue to engage in the type of businesses presently conducted by them as of the Closing Date, respectively, as and to the extent the same are necessary for the ownership of, and preservation of the value and utility of, the NMLP Collateral and the Individual Properties, and (ii) be qualified to do business and in good standing under the laws of each jurisdiction, and otherwise to comply with all Legal Requirements, as and to the extent the same are required for the ownership, maintenance, management and operation of the assets of such Person except where the failure to be so qualified could not reasonably be expected to have a Material Adverse Effect.

                  7.1.11 Title. NMLP shall and shall cause the NMLP Subsidiaries to warrant and defend (x) the title to each item of NMLP Collateral owned by such Person and every part thereof, subject only to the Liens (if any) permitted hereunder, (y) the validity and priority of the Liens and security interests held by the Agent pursuant to the NMLP Loan Documents, in each case against the claims of all Persons whomsoever, and (z) the title to and in the Individual Properties, subject only to the Mortgage Debt. NMLP shall be responsible, jointly and severally, to reimburse Agent and the Lenders for any losses, costs, damages or expenses (including reasonable attorneys' fees and court costs) incurred by the Agent and/or any of the Lenders if an interest in any item of NMLP Collateral, other than as permitted hereunder, is claimed by another Person.

                  7.1.12 Estoppel. NMLP shall (and shall cause the NMLP Subsidiaries to), within ten (10) days after a request therefor from the Agent, which request shall not be made by Agent more than once each quarter during each Fiscal Year, furnish to the Agent a statement, duly acknowledged and certified, setting forth (i) the amount then owing by NMLP in respect of the NMLP Obligations, (ii) the date through which interest on the NMLP Loan has been paid, (iii) any offsets, counterclaims, credits or defenses to the payment by NMLP or any NMLP Subsidiary to the NMLP Obligations and (iv) whether any written notice of Default from Agent to NMLP or any of the NMLP Subsidiaries is then outstanding and acknowledging that this Agreement and the other NMLP Loan Documents are in full force and effect and unmodified, or if modified, giving the particulars of such modification.

                  7.1.13 ERISA. NMLP shall (and shall cause each of the NMLP Subsidiaries to) as soon as possible and, in any event, within ten (10) days after NMLP, any NMLP Subsidiary or any ERISA Affiliate knows or has reason to know of the occurrence of any of the following which could have or reasonably be expected to have a Material Adverse Effect, deliver to Agent a certificate of the an executive officer of NMLP setting forth details as to such occurrence and the action, if any, that the applicable NMLP or NMLP Subsidiary or such ERISA Affiliate is required or proposes to take, together with any notices required or proposed to be given to or filed with or by such NMLP, NMLP Subsidiary, the ERISA Affiliate, the PBGC, a Plan participant or the Plan administrator with respect thereto: (i) that a Reportable Event has occurred; (ii) that an accumulated funding deficiency has been incurred or an application may be or has been made to the Secretary of the Treasury for a waiver or modification of the minimum funding standard (including any required installment payments) or an extension of any amortization period under Section 412 of the Code with respect to a Plan; (iii) that a contribution required to be made to a Plan has not been timely made; (iv) that a Plan has been or may be terminated, reorganized, partitioned or declared insolvent under Title IV of ERISA;
         (v) that a Plan has an Unfunded Current Liability giving rise to a lien under ERISA or the Code; (vi) that proceedings may be or have been instituted to terminate or appoint a trustee to administer a Plan;
         (vii) that a proceeding has been instituted pursuant to Section 515 of ERISA to collect a delinquent contribution to a Plan; (viii) that such NMLP, NMLP Subsidiary, or ERISA Affiliate will or may incur any liability (including any indirect, contingent, or secondary liability) to or on account of the termination of or withdrawal from a Plan under
         Section 4062, 4063, 4064, 4069, 4201, 4204 or 4212 of ERISA or with respect to a Plan under Section 401(a)(29), 4971, 4975 or 4980 of the Code or Section 409 or 502(i) or 502(l) of ERISA; (ix) or that such NMLP or NMLP Subsidiary may incur any material liability pursuant to any employee welfare benefit plan (as defined in Section 3(l) of ERISA) that provides benefits to retired employees or other former employees (other than as required by Section 601 of ERISA) or any employee pension benefit plan (as defined in Section 3(2) of ERISA). NMLP shall (and shall cause the NMLP Subsidiaries to) deliver to Agent a complete copy of the annual report (Form 5500) of each Plan required to be filed with the Internal Revenue Service. In addition to any certificates or notices delivered to Agent pursuant to the first sentence hereof, copies of any material notices received by any NMLP, a NMLP Subsidiary, or any ERISA Affiliate with respect to any Plan shall be delivered to Agent no later than ten (10) days after the date such report has been filed with the Internal Revenue Service or such notice has been received by such NMLP or NMLP Subsidiary or ERISA Affiliate, as applicable.

                  7.1.14 Depository Accounts. NMLP shall (and shall cause each of the NMLP Subsidiaries and the other NMLP Loan Parties (except the Excepted Loan Parties) to (i) maintain all operating and other depository accounts, if any, with Fleet National Bank (or any successor thereto) (singly and collectively, including the NMLP Depository Accounts, the "NMLP Accounts"), such NMLP Accounts as of the date hereof listed on Exhibit R, annexed hereto, unless otherwise agreed by Agent in writing, except for the accounts maintained by any of the NMLP Subsidiaries in connection with the GMAC Mortgage Loan, (ii) except for the NMLP Partnership GP's, the NMLP GP, and Newkirk MLP Corp., maintain a minimum of one depository account for each such Person) with Fleet National Bank (or any successor thereto) (singly and collectively, the "NMLP Depository Accounts"), unless otherwise agreed by Agent in writing, (iii) except for the GMAC Borrowers, the NMLP Partnership GP's, the Borrower GP, Newkirk MLP Corp., and the other NMLP Loan Parties (which are not NMLP Subsidiaries) execute and deliver such Cash Management Agreements as Agent shall deem customary and appropriate to provide for terms and conditions satisfactory to the Agent with respect to the use and disbursement of funds in any NMLP Account, and (iv) with respect to the GMAC Borrowers, execute and deliver such NMLP Account disbursement authorizations as the Agent shall deem customary and appropriate to provide for the disbursement by the

         Agent of any funds in the NMLP Depository Account in the name of any GMAC Borrower to the NMLP Depository Account in the name of NMLP after and during the continuance of any period in which NMLP fails to comply with the Cash Sweep Account Test or any Event of Default. Each of the NMLP Accounts (except those in the name of any NMLP Partnership, any Partially Owned Limited Partnership, Newkirk Capital LLC, or Newkirk Asset Management LLC) shall be subject to the Pledge and Security Agreement.

                  7.1.15  Cash Flow; NMLP Payment Direction Letters.

                           (1) NMLP agrees that appropriate procedures
                  satisfactory to the Agent will be put in place such that (i) any Distributions by any NMLP Subsidiary payable to NMLP shall be directly deposited in the designated NMLP Depository Account in the name of NMLP, and (ii) except for the Other Partnerships, the Partially Owned Limited Partnerships, NK-Leyden Loan, L.P., or NK-Dautec Loan, L.P., any other Distributions or other revenues or payments received by NMLP or any NMLP Subsidiary or any other NMLP Loan Party (except the Excepted Loan Parties) shall be directly deposited in a designated NMLP Depository Account in the name of such Person (any such amounts payable to any NMLP Partnership GP shall be deposited in the NMLP Depository Account of MLP Manager Corp.).

                           (2) Subject to the obligations of NMLP or any NMLP
                  Subsidiary under the Mortgage Debt and to the obligations of Newkirk GP LLC, Newkirk Capital LLC and Newkirk Finco LLC under the Integrated Documents, NMLP agrees that appropriate procedures satisfactory to the Agent will be put in place such that during any period in which NMLP fails to comply with the Cash Sweep Account Test, any Distributions or other revenues or payments received by any NMLP Subsidiary (other than NK-Leyden Loan, L.P. and NK-Dautec Loan, L.P.) shall be directly deposited in a designated NMLP Depository Account in the name of NMLP. Further, during any period in which NMLP fails to comply with the Cash Sweep Account Test, withdrawals shall be permitted from such NMLP Depository Accounts only for the purpose of (i) Distributions by any NMLP Subsidiary pursuant to the terms of Section 7.1.16, hereof or (ii) payment of such costs and other obligations in accordance with the Cash Management Agreement.

                           (3) NMLP agrees that appropriate procedures
                  satisfactory to the Agent will be put in place such that after the occurrence and during the continuance of an Event of Default, subject to any limitations provided for with respect to any Mortgage Debt, or the Integrated Documents (as to Newkirk GP LLC, Newkirk Capital LLC and Newkirk Finco LLC):
                  (i) any Distributions and other revenues due or payable to any Borrower Subsidiary (except NK-Leyden Loan, L.P. or NK-Dautec Loan, L.P.) shall be paid directly in to the designated NMLP Depository Account in the name of NMLP or as otherwise directed by the Agent, and (ii) any Distributions by any NMLP Subsidiary payable to NMLP shall be directly deposited in the designated NMLP Depository Account in the name of NMLP or as otherwise directed by the Agent. Further, subject to any limitations provided for with respect to any Mortgage Debt or the Integrated Documents (as to Newkirk GP LLC, Newkirk Capital LLC and Newkirk Finco LLC), after the occurrence and during the continuance of an Event of Default, Agent shall have the right to receive any and all such Distributions or other revenues and make application thereof to the Obligations.

                           (4) The use and disbursement of all funds in the
                  NMLP Depository Accounts and the NMLP Accounts shall be subject to the terms and provisions hereof and the Cash Management Agreement.

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



                           (5) NMLP agrees that to the extent that NMLP, any
                  NMLP Subsidiary (except NK-Leyden Loan, L.P. or NK-Dautec Loan, L.P.) or any other NMLP Loan Party (except the Excepted Loan Parties) receives directly any Distributions or revenues or other payments which are required to be deposited as provided for herein, NMLP shall, and shall cause any NMLP Subsidiary (except NK-Leyden Loan, L.P. or NK-Dautec Loan, L.P.) or any other NMLP Loan Party (except the Excepted Loan Parties) to, deposit such funds in the applicable designated NMLP Depository Account.

                           (6) NMLP shall (and shall cause the other NMLP
                  Subsidiaries (except NK-Leyden Loan, L.P. or NK-Dautec Loan, L.P.) and NMLP Loan Parties (except the Excepted Loan Parties)) to maintain in place during the term of the Loan such direction letters and agreements as the Agent may from time to time require in order to effectuate the terms and provisions hereof relating to the management of the cash flow of NMLP, the NMLP Subsidiaries (except NK-Leyden Loan, L.P. or NK- Dautec Loan, L.P.) and the NMLP Loan Parties (except the Excepted Loan Parties) (together with the Paying Agent Agreements and the NMLP Consents (to the extent that the NMLP Consents provide for the management of cash flow), the "NMLP Payment Direction Letters"), including, without limitation, and provided that such NMLP Payment Direction Letters are consistent with Sections 7.1.15, 7.2.15.1, 7.2.15.2, and
                  7.2.15.3 and the following:

                                    (1) to each tenant under a Lease for any
                           Individual Property to pay rent, purchase prices, and any other amounts payable under such Lease to the holder (or servicer) of the First Mortgage Debt thereon;

                                    (2) for each NMLP Partnership, with each
                           holder (or servicer) of the First Mortgage Debt on any Individual Property to pay excess proceeds after debt service to the applicable (x) for each Individual Property which secures a NMLP Securitized Note, the Paying Agent pursuant to the applicable Paying Agent Agreement or (y) for any other Individual Property, to the designated NMLP Depository Account in the name of the applicable NMLP Partnership or, subject to the terms of Sections 7.1.15, 7.2.15.1, 7.2.15.2, and 7.2.15.3, as
                           otherwise may be directed by the Agent;

                                    (3) with each Paying Agent for any
                           Individual Property to pay amounts due under the applicable NMLP Securitized Note to the Grantor Trust;

                                    (4) for each NMLP Partnership, with each
                           Paying Agent to pay amounts in excess of those required to be paid to the Grantor Trust to a designated NMLP Depository Account in the name of the applicable NMLP Partnership or, subject to the terms of Sections 7.1.15, 7.2.15.1, 7.2.15.2, and 7.2.15.3, as otherwise directed by the Agent;

                                    (5) with each NMLP Subsidiary to pay any
                           Distribution or other amount due to NMLP into a designated NMLP Depository Account in NMLP's name or, subject to the terms of Sections 7.1.15, 7.2.15.1, 7.2.15.2, and 7.2.15.3, as otherwise directed by the Agent;

                                    (6) from and after the date on which the
                           T-Two Loan shall be repaid in full, with the Grantor Trust to pay any payments to be made on the

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



                           Grantor Trust T-2 Certificate or the Grantor Trust T-1 Certificate to, or as directed by, the Agent;

                                    (7) with the obligors with respect to the
                           Administrator LLC Loan, the NK Leasehold Second Mortgage Loan, and the Amended and Restated Asset Management Agreement, to pay any amounts received with respect thereto into a designated NMLP Depository Account in the name of NMLP or the NMLP Subsidiary entitled to the payment thereof, or, subject to the terms of Sections 7.1.15, 7.2.15.1, 7.2.15.2, and 7.2.15.3, as otherwise directed by the Agent;

                                    (8) during any period in which NMLP does not
                           meet the Cash Sweep Account Test, such additional NMLP Payment Direction Letters so as to direct payment of all funds due, or Distributions payable, to NMLP and any NMLP Subsidiaries (except NK-Leyden Loan, L.P. or NK-Dautec Loan, L.P.) into the designated NMLP Depository Account in the name of NMLP or, subject to the terms of Sections 7.1.15, 7.2.15.1, 7.2.15.2, and 7.2.15.3, as otherwise directed by the Agent;

                                    (9) after the occurrence and during the
                           continuance of an Event of Default, such additional NMLP Payment Direction Letters so as to direct payment of all funds due, or Distributions payable, to NMLP and any NMLP Subsidiaries (except NK-Leyden Loan, L.P. or NK-Dautec Loan, L.P.) into the designated NMLP Depository Account in the name of NMLP or, subject to the terms of Sections 7.1.15, 7.2.15.1, 7.2.15.2, and 7.2.15.3, as otherwise directed by the Agent; and

                                    (10) such other NMLP Payment Direction
                           Letters as Agent may direct from time to time in accordance with the provisions of this Agreement and the other Loan Documents.

                           (7) NMLP shall (and shall cause the other NMLP Loan
                  Parties (except the Excepted Loan Parties) and the NMLP Subsidiaries (except NK-Leyden Loan, L.P. or NK-Dautec Loan, L.P.) to) keep in effect all NMLP Payment Direction Letters, including, without limitation, any replacements, substitutions, or renewals thereof as the Agent shall reasonably deem appropriate from time to time.

                           (8) Notwithstanding the terms and provisions
                  hereof, the Agent and NMLP acknowledge and agree that with respect to any GMAC Borrower and any Individual Property owned by a GMAC Borrower, (i) the cash flow and lock-box arrangements established in connection with such GMAC Mortgage Loan shall remain in effect, shall not be altered or modified by the terms and provisions hereof, and shall supersede any inconsistent or conflicting provision hereof or of any other NMLP Loan Document, and (ii) to the extent that NMLP has agreed to, or to cause any such GMAC Borrower to, direct the payment of any revenues or payments received by a GMAC Borrower, such agreement shall only relate to such revenues or payments received by a GMAC Borrower after the release of such funds from the lock-box arrangement established pursuant to the GMAC Mortgage Loan.

                  7.1.16     Distributions.

                           (1) Subject to the requirements set forth in clause
                  (h)(xvi) of the definition of "Single-Purpose Entity" contained herein, NMLP shall cause the NMLP

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



                  Subsidiaries to make the maximum amount of all Distributions to NMLP at the earliest opportunity permitted under the respective Formation Documents of each of the NMLP Subsidiaries, but not less often than quarterly or within three (3) Business Days of the receipt of any funds relating to a NMLP Mandatory Prepayment Event and shall take all actions necessary (and as may be directed by the Agent) to preserve and maintain the Distribution scheme provided for herein.

                           (2) During any period in which NMLP fails to comply
                  with the Cash Sweep Account Test or after the occurrence and during the continuance of an Event of Default, NMLP shall cause each NMLP Subsidiary (except NK-Leyden Loan, L.P. or NK-Dautec Loan, L.P.) to pay as a Distribution to NMLP any and all funds and other amounts available from time to time in the NMLP Depository Account of such NMLP Subsidiary.

                           (3) NMLP shall cause the NMLP Subsidiaries to
                  deposit all Distributions made or payable to NMLP in a designated NMLP Depository Account in the name of NMLP or, subject to the terms of Section 7.1.15, as otherwise directed by the Agent.

                  7.1.17 Exercise of Ground Lease Extension Options and Remainder Ground Lease Options. NMLP shall (and shall cause the Net Lease Partnerships, as applicable, to) do the following with respect to the Ground Lease Extension Options and the Remainder Ground Lease
         Options:

                           (1) With respect to all Ground Lease Extension
                  Options, unless otherwise approved in writing by the Agent, NMLP shall provide evidence to the Agent of the due exercise of each and every Ground Lease Extension Option at least thirty (30) days prior to the last date for such exercise (being no less than ninety (90) days prior to the subject Ground Lease term expiration date). In the event that NMLP fails to provide such evidence to the Agent in a timely fashion, the Agent shall be authorized to exercise the rights provided for in the Escrow Agreement Respecting Ground Lease Extensions and Lease Options with respect thereto.

                           (2) With respect to all Remainder Ground Lease
                  Options, unless otherwise approved in writing by the Agent, NMLP shall provide evidence to the Agent of the due exercise of each and every Remainder Ground Lease Option, together with the exercise of such options with respect to the applicable proposed Ground Lease to establish an initial term thereof which will expire no earlier than six (6) months after the expiration of the Extended Term, at least thirty (30) days prior to the last date for such exercise (being no less than ninety (90) days prior to the termination of the subject land estate interest). In the event that NMLP fails to provide such evidence to the Agent in a timely fashion, the Agent shall be authorized to exercise the rights provided for in the Escrow Agreement Respecting Ground Lease Extensions and Lease Options with respect thereto.

                           (3) NMLP shall provide the Agent with all
                  instruments, documents, and agreements requested by the Agent with respect to foregoing provisions of this Section 7.1.17.

                  7.1.18 Control Preservation. NMLP shall or shall cause Newkirk GP LLC and any wholly-owned Subsidiary of Newkirk GP LLC to (i) make all capital contributions and expense reimbursements that such Persons may be required to make at any time and from time to time under the terms of the operating agreements or other organizational documents of each of the limited liability companies, corporations or partnerships which, directly or indirectly, own or control an interest in the general partner of any Other Partnership, any Partially Owned Limited Partnership or Other Partnership, and (ii) take all actions as may be necessary to prevent any other partner, officer, member or members of any of those limited liability companies, corporations or partnerships from exercising any or all of the management or control rights presently held in their respective capacities, to establish direct or indirect control of the general partner of any Other Partnership, Partially Owned Limited Partnership or Other Partnership.

                  7.1.19 Costs and Expenses. NMLP shall pay all costs and expenses (excluding salaries or wages of employees of Agent) reasonably incurred by Agent in connection with the implementation and syndication of the NMLP Loan and the administration of the NMLP Loan, and reasonably incurred by the Agent or any of the Lenders in connection with the enforcement of the Agent's and Lenders' rights under the NMLP Loan Documents, including, without limitation, legal fees and disbursements, appraisal fees, inspection fees, plan review fees, travel costs and fees and out-of-pocket costs of independent engineers and consultants. NMLP's obligations to pay such costs and expenses shall include, without limitation, all attorneys' fees and other costs and expenses for preparing and conducting litigation or dispute resolution arising from any breach by NMLP or the NMLP Loan Parties of any covenant, warranty, representation or agreement under any one or more of the NMLP Loan Documents. Unless an Event of Default has occurred and is then continuing, the Agent shall use its best efforts to notify NMLP prior to the incurrence of any such cost or expense if the aggregate amount of such costs and expenses in any one calendar year will exceed $25,000.00; provided, however, that the failure shall provide such notice shall not affect in any manner whatsoever on NMLP's obligations hereunder.

                  7.1.20     Appraisals

                           (1) Appraisal. Agent shall have the right at its
                  option, from time to time, to order an appraisal of one or more of the Individual Properties prepared at Agent's direction by an appraiser selected by Agent (the "Appraisal"). An appraiser selected by Agent shall be an MAI member with not less than ten (10) years experience appraising commercial properties in the respective area(s) of the Individual Properties and otherwise qualified pursuant to provisions of applicable laws and regulations under and pursuant to which Agent operates).

                           (2) Costs of Appraisal. NMLP shall pay for the costs
                  of each Appraisal and each updated Appraisal only (i) after the occurrence and during the continuance of an Event of Default or (ii) during any period in which the Agent has reasonably determined that NMLP has failed to satisfy the Cash Sweep Account Test; provided that NMLP shall not be required to pay for more than one (1) Appraisal of each Individual Property in any twelve (12) month period.

                  7.1.21 Indemnification. NMLP shall at all times, both before and after repayment of the NMLP Loan, at its sole cost and expense defend, indemnify, exonerate and save harmless Agent and each of the Lenders and all those claiming by, through or under Agent and each of the Lenders ("Indemnified Party") (to the extent not paid by NMLP in this Section 7.1.21 or under the applicable provisions of this or any other NMLP Loan Document) against and from all damages, losses, liabilities, obligations, penalties, claims, litigation, demands, defenses, judgments, suits, proceedings, costs, disbursements or expenses of any kind whatsoever, including, without limitation, attorneys' fees and experts' fees and disbursements, which may at any time (including, without limitation, before or after discharge or foreclosure of the NMLP Security Documents) be imposed upon, incurred by or asserted or awarded against the Indemnified Party and arising from or out of:

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




                           (i) any liability for damage to person or property
                  arising out of any violation of any Legal Requirement with respect to NMLP, any NMLP Subsidiary, any NMLP Loan Party or any Individual Property, or

                           (ii) any and all liabilities, damages, penalties,
                  costs, and expenses, relating in any manner to any brokerage or finder's fees in respect of the Loan, or

                           (iii) as a result of litigation that may arise in
                  connection with NMP's activities or payment of any fees to NMLP GP, or

                           (iv) any act, omission, negligence or conduct at any
                  Individual Property, or arising or claimed to have arisen, out of any act, omission, negligence or conduct of NMLP or any tenant, occupant or invitee thereof which is in any way related to any Individual Property.

         Notwithstanding the foregoing, an Indemnified Party shall not be entitled to indemnification in respect of claims arising from acts of its own gross negligence or willful misconduct to the extent that such gross negligence or willful misconduct is determined by the final judgment of a court of competent jurisdiction, not subject to further appeal, in proceedings to which such Indemnified Party is a proper party.

                  7.1.22     Leasing Matters.

                           (1)      Agent's Approval Required.

                                    (1) Except as provided for herein, the Net
                           Lease Partnerships shall not require the approval of the Agent or the Lenders for any proposed Lease of an Individual Property.

                                    (2) Agent's prior written approval shall be
                           required in each instance as to any proposed Lease which represents the conversion of a substantially single-tenant Individual Property to a substantially multi-tenant Individual Property.

                                    (3) Agent's prior written approval shall be
                           required in each instance as to any proposed Lease for 25,000 or more rentable square feet, but less than 75,000 rentable square feet, unless NMLP evidences to the Agent that (x) the rental rate under the proposed Lease is equal to or greater than the rental rate for the first renewal term in the Lease in effect for the subject Individual Property as of the Closing Date and (y) the rating, if any, of the new tenant is equal to or higher than the rating for the tenant under such existing Lease.

                                    (4) Agent's and Required Lenders prior
                           written approval shall be required in each instance as to any proposed Lease for 75,000 or more rentable square feet.

                                    (5) For any Lease requiring approval
                           hereunder, the approval shall relate to: (i) the economic and other terms of the Lease; (ii) each tenant under a proposed Lease; (iii) each guarantor, if any, of a tenant's obligations under a proposed Lease; (iv) any modification or amendment to the Lease, if such modification or amendment relates to the amount of rent payable thereunder, the term of the Lease, the Economic Discontinuance Rights provided for therein, or any other term which may have a material impact on the value of the Individual Property or the rental payments due under the Lease; and (v) any termination, cancellation or surrender of the Lease.

                           (2) NMLP's Requests. Any request by NMLP for an
                  approval from Agent with respect to leasing matters shall be sent to the Agent and shall be accompanied, at a minimum, by the following: (i) the proposed lease or amendment or modification thereof complete with all applicable schedules and exhibits; (ii) a complete copy of any proposed guaranty;
                  (iii) comprehensive financial information with respect to the proposed tenant and, if applicable, the proposed guarantor (as to new leases or amendments or modifications to existing leases involving material economic changes); and (iv) an executive summary of the terms and conditions of the proposed lease and, if applicable, the proposed guaranty.

                           (3) Response. The Agent (and the Required Lenders,
                  as applicable) shall act on requests from NMLP for any approval required under Section 7.1.22 in a commercially reasonable manner and shall use commercially reasonable efforts to respond to any such request within (a) fifteen (15) Business Days for approvals required under Section 7.1.22(i)(b) and (c) above, and (b) twenty (20) Business Days for approvals required under Section 7.1.22(i)(d) above, in each instance following Agent's receipt thereof with all required supporting information. Agent's response may consist of an approval or disapproval of the request, or a conditional approval thereof subject to specified conditions, or a request for further data or information, or any combination thereof. If Agent (and the Required Lenders, as applicable) fails to respond to any such request within such prescribed time period, such request shall be deemed approved by the Agent (and the Required Lenders, as applicable). In order to expedite the processing of requests for such approvals, NMLP agrees to provide Agent with as much advance information as is possible in a commercially reasonable manner in advance of NMLP's formal request for an approval. NMLP has submitted to Agent and Agent has approved a standard lease form annexed hereto as Schedule 7.1.22(iii) ("Form Lease"). Whenever reasonably possible all NMLP's requests for lease approvals shall be accompanied by an express description of any material deviations from the Form Lease, other than those deviations from the Form Lease which relate to the location or nature of the subject Individual Property.

                  7.1.23 Future Collateral Obligations. NMLP acknowledges that the determination by the Agent as to the Collateral was based upon an analysis of the assets owned by NMLP, the NMLP Subsidiaries, the pro-rata portion of the assets owned by the Other Partnerships and Partially Owned Limited Partnerships, and the assets owned by Newkirk Group Entities that are parties to the NMLP Security Documents. NMLP shall (and shall cause any other NMLP Loan Party(except for the Newkirk Indemnitor or the MLP Holders) or any other NMLP Subsidiary to) agree to the following undertaking:

                           (1) In the event that at any time NMLP, any NMLP Loan
                  Party (except any Newkirk Indemnitor or the MLP Holders), or any NMLP Subsidiary acquires or obtains any interest in any asset relating to NMLP or the business operations of NMLP and the NMLP Subsidiaries, including, without limitation, (i) the fee, remainderman or ground lessor interest in any Individual Property, (ii) any interest in the Securitization Documents,
                  (iii) any limited or general partnership interests in Other Partnerships, Partially Owned Limited Partnership or Other Partnership, or (iv) any interest in any Mortgage Debt, NMLP shall notify the Agent in writing and, except with respect to any interest in an Individual Property owned by a GMAC

                  Borrower or any general partnership interest in a GMAC Borrower, shall execute, or cause the applicable NMLP Loan Party, or NMLP Subsidiary to execute, such documents as shall be reasonably requested by the Agent to confirm, or establish, that the interest so acquired or obtained is included within the NMLP Collateral and to effectuate the terms and provisions of this Agreement with respect thereto.

                           (2) NMLP agrees that without the prior consent of
                  the Agent, no other Newkirk Group Entity or MLP Holder will acquire or obtain any interest in any asset related to the operation, ownership or management of the Individual Properties or any of the other assets of NMLP or the NMLP Subsidiaries unless such Person shall execute such documents as shall be reasonably requested by the Agent to confirm, or establish, that the interest so acquired or obtained is included within the NMLP Collateral (or if such Person cannot grant such security interest to the Agent, that the ownership interest in the entity holding such asset is included within the NMLP Collateral) and to effectuate the terms and provisions of this Agreement with respect thereto; provided, however, that nothing contained herein shall prohibit any Newkirk Group Entity or MLP Holder from acquiring additional limited partnership interests in NMLP and any such limited partnership interests of NMLP so acquired shall not be required to be included within the NMLP Collateral.

                           (3) In the event that at any time an Other
                  Partnership is merged into a NMLP Partnership, NMLP shall notify the Agent in writing and shall execute, or cause the applicable NMLP Subsidiary to execute, such documents as shall be reasonably requested by the Agent to confirm, or establish, that the limited partnership interests and, except for a GMAC Borrower, the general partnership interests in such NMLP Partnership are included within the NMLP Collateral (subject to any existing Liens associated with any such asset) and to effectuate the terms and provisions of this Agreement with respect thereto.

                           (4) In the event that at any time NMLP shall
                  establish or acquire a Person such that such Person is a NMLP Subsidiary, NMLP shall notify the Agent in writing and shall execute, or cause the applicable NMLP Subsidiary to execute, such documents as shall be reasonably requested by the Agent to confirm, or establish, that the ownership interests in such NMLP Subsidiary and the assets of such Subsidiary (other than (i) the assets of Net Lease Partnerships and (ii) the assets of any general partner of a GMAC Borrower) are included within the NMLP Collateral (subject to any existing Liens associated with any such asset) and to effectuate the terms and provisions of this Agreement with respect thereto.

                           (5) In the event that at any time NMLP or any NMLP
                  Subsidiary acquires or obtains any interest in any asset (other than an Individual Property), NMLP shall notify the Agent in writing and, except with respect to any general partnership interest in a GMAC Borrower, shall execute, or cause the applicable NMLP Subsidiary to execute, such documents as shall be reasonably requested by the Agent to confirm, or establish, that the asset so acquired or obtained is included within the NMLP Collateral (subject to any existing Liens associated with any such asset) and to effectuate the terms and provisions of this Agreement with respect thereto (if the value of the asset acquired is less than $2,000,000.00, the notification and documentation will be provided annually).

                           (6) any interest in any Mortgage Debt, NMLP shall
                  notify the Agent in writing and, except with respect to any interest in an Individual Property owned by a GMAC

                  Agent, the Net Lease Partnership shall grant to the Agent, on behalf of the Lenders, a mortgage or deed of trust interest in and to said Individual Property; provided, however, in the event of a subsequent Permitted Refinance, or other refinance with the written consent of the Agent, of the Individual Property, the Agent shall release the said mortgage or deed of trust to the refinanced loan subject to the payment of the NMLP Mandatory Principal Payment relating thereto.

                           (7) In the event that at any time due to the
                  acceptance of a Rejectable Offer, a so called "Exchange Property" is conveyed to the applicable Net Lease Partnership so that it is the owner of the "Exchange Property" without any Mortgage Debt thereon, at the option of the Agent, the Net Lease Partnership shall grant to the Agent, on behalf of the Lenders, a mortgage or deed of trust interest in and to said Individual Property; provided, however, in the event of the subsequent Permitted Refinance, or other refinance with the written consent of the Agent, of the "Exchange Property", the Agent shall release the said mortgage or deed of trust to the refinanced loan subject to the payment of the NMLP Mandatory Principal Prepayment relating thereto.

                           (8) Upon the payment in full of the Mortgage Debt
                  on any Individual Property or if at any time any Individual Property is free and clear of all Mortgage Debt, at the option of the Agent, the applicable Net Lease Partnership shall grant to the Agent, on behalf of the Lenders, a mortgage or deed of trust interest in and to said Individual Property; provided, however, in the event of the subsequent Permitted Refinance, or other refinance with the consent of the Agent of the Individual Property, the Agent shall release the said mortgage or deed of trust to the refinanced loan subject to the payment of the NMLP Mandatory Principal Prepayment relating thereto.

                           (9) NMLP agrees to provide to the Agent written
                  notice of any of the events described in this Section 7.1.23 within five (5) Business Days of Knowledge thereof by NMLP and further agrees to execute and deliver any documents as reasonably requested by the Agent to effectuate the terms and provisions hereof within five (5) Business Days of the Agent's request therefor.

                  7.1.24     Economic Discontinuance.

                           (1) Within ten (10) Business Days of receipt thereof,
                  NMLP shall cause the applicable NMLP Partnership to provide to the Agent a copy of each Rejectable Offer received by any NMLP Partnership, and concurrently with the giving thereof, and within five (5) Business Days of receipt thereof copies of any subsequent notices received with respect thereto, whether from the tenant exercising the Economic Discontinuance Rights, the applicable holder of the remainderman interest in the subject Individual Property, the applicable ground lessor, the applicable sublessee, the applicable master lessor, or any other Person.

                           (2) No later than forty-five (45) days prior to the
                  last day for the NMLP Partnership to reject the Rejectable Offer, NMLP shall provide to the Agent in writing the determination by NMLP as to whether it requests the approval of the acceptance or rejection of the Rejectable Offer, which notice shall include the Officer's Certificate required in accordance with Section 7.1.24(iv) or 7.1.24(v), below, with supporting detail necessary for the Agent to verify the calculations incorporated therein.

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                           (3) Except as otherwise provided for herein, in
                  connection with the exercise by a tenant of the Economic Discontinuance Rights, NMLP shall not, and shall cause each NMLP Partnership not to grant, approve, reject or object to any requested consent or approval, including, without limitation, the acceptance or rejection of a so called "Exchange Offer", without the written approval of the Agent.

                           (4) Subject to the compliance with any applicable
                  terms relating to the Mortgage Debt and, if applicable, the Ownership Interest Agreement, (i) NMLP may accept any Rejectable Offer if (a) any required NMLP Mandatory Principal Prepayment relative thereto is to be paid to the Agent upon the consummation of the Economic Discontinuance Sale, (b) no Default or Event of Default is then occurring or will occur as a result of the consummation of the subject Economic Discontinuance Sale, (c) NMLP is in compliance with the Cash Sweep Account Test and will not fail to be in compliance therewith as a result of the consummation of the subject Economic Discontinuance Sale, and (d) NMLP submits to the Agent an Officer's Certificate reflecting a pro-forma calculation that the Borrower will be in compliance with the Financial Covenants and the Cash Sweep Account Test after the consummation of the subject Economic Discontinuance Sale, or
                  (ii)NMLP shall accept the Rejectable Offer if approved in writing by the Agent;

                           (5) Subject to the compliance with any applicable
                  terms relating to the Mortgage Debt and, if applicable, the Ownership Interest Agreement, (i)NMLP may reject any Rejectable Offer if (a) NMLP is in compliance with the Rejection Test and will not fail to be in compliance therewith as a result of the consequences of the rejection of the Rejectable Offer, (b) no Default or Event of Default is then occurring or will occur as a result of the consequences of the rejection of the Rejectable Offer, (c) NMLP is in compliance with the Cash Sweep Account Test and will not fail to be in compliance therewith as a result of the consequences of the rejection of the Rejectable Offer, and (d) NMLP submits to the Agent an Officer's Certificate reflecting a pro-forma calculation that NMLP will be in compliance with the Financial Covenants, the Cash Sweep Account Test, and the Rejection Test after giving effect to the financial consequences of the rejection of the Rejectable Offer or (ii) NMLP shall reject the Rejectable Offer if approved in writing by the Agent;

                           (6) As used herein, the "Rejection Test" shall mean
                  that the aggregate outstanding Mortgage Debt on all ED Properties (assuming for purposes of this calculation, that the subject Rejectable Offer is rejected and included therein) shall be less than the ED Cash Flow. The Term "ED Cash Flow" shall mean the projected Free Cash Flow for the succeeding twelve (12) month period, excluding (a) all cash flow from all ED Properties, and (b) all cash flow from any Individual Property after the date on which the existing term of the lease for such Individual Property expires, unless an applicable extension option shall have been exercised.

                           (7) Notwithstanding the terms and provisions
                  hereof, the Agent and NMLP agree and acknowledge that with respect to any Individual Property which is subject to a GMAC Mortgage Loan, unless the applicable GMAC Mortgage Loan has been repaid in full or is repaid in full prior to the rejection of any such Rejectable Offer, the Borrower must cause each applicable GMAC Borrower to accept any such Rejectable Offer.

                  7.1.25 Replacement Documentation. Upon receipt of an affidavit of an officer of Agent as to the loss, theft, destruction or mutilation of the NMLP Note or any other NMLP Security Document which is not of public record, and, in the case of any such loss, theft,

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


         destruction or mutilation, upon surrender and cancellation of such NMLP Note or other NMLP Security Document, NMLP will issue, in lieu thereof, a replacement NMLP Note or other security document in the same principal amount and otherwise of like tenor upon receipt by NMLP of a suitable indemnity.

                  7.1.26 Other Covenants. NMLP hereby represents and warrants that no NMLP Collateral is in the possession of any third party bailee (such as at a warehouse). In the event that NMLP and/or any of the other NMLP Loan Parties, after the date hereof, intends to store or otherwise deliver any NMLP Collateral or other personal property in which the Agent has been granted a security interest to such a bailee, then NMLP shall receive the prior written consent of the Agent and such bailee must acknowledge in writing that the bailee is holding such NMLP Collateral or such other personal property for the benefit of the Agent and the Lenders.

                  7.1.27 Related Documents.

                           (1) NMLP will, or will cause each NMLP Subsidiary to,
                  comply with the terms and provisions of all of the Related Documents.

                           (2) Upon the occurrence of a default under the
                  Integrated Documents, NMLP shall notify the Agent of NMLP's intention to cause each of the NMLP Partnerships to terminate the Amended and Restated Asset Management Agreement and, if approved by the Agent, NMLP shall so cause each of the NMLP Partnerships to terminate the Amended and Restated Asset Management Agreement.

                           (3) Upon the expiration of the Non-Transfer Period
                  as set forth in the Integrated Loan Documents or upon the ownership of all of the membership interests in Newkirk Capital LLC by NMLP, a NMLP Subsidiary or any Newkirk Group Entities, NMLP shall cause Newkirk Capital LLC and Newkirk Asset Management LLC to execute and deliver to the Agent, on behalf of the Lenders, the Guaranty, together with such documents as may be reasonably requested by the Agent to grant to the Agent, on behalf of the Lenders, a security interest in all of the assets of such NMLP Subsidiaries, including, without limitation, a pledge of any NMLP Depository Accounts and NMLP Accounts, a pledge of the ownership interest in Newkirk Asset Management LLC, a pledge of the Amended and Restated Asset Management Agreement, and a pledge of the Contract to Provide Asset Management Services.

                  7.1.28 T/I Fund Account.

                           (1) NMLP shall create for the benefit of Agent (on
                  behalf of the Lenders) a reserve account (the "T/I Fund Account") for the purpose of creating a reserve for projected tenant improvements, leasing commissions and related costs for Net Lease Partnerships (the "Permitted Leasing Costs").

                           (2) NMLP shall deposit with Agent in the T/I Fund
                  Account on the Funding Date an amount no less than $5,148,329.97. Thereafter, NMLP shall deposit with the Agent in the T/I Fund Account One Million ($1,000,000.00) Dollars quarterly commencing on March 31, 2004 and continuing on the last day of each calendar quarter thereafter, until there is on deposit in the T/I Fund Account the Required T/I Amount. Once there is on deposit in the T/I Fund Account an amount equal to or more than the Required T/I Amount, the only quarterly deposits required to be made by NMLP in the T/I Fund Account shall be the lesser of (i) One-Million

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




                  ($1,000,000.00) Dollars or (ii) the amount necessary to increase the amount on deposit to be equal to the Required T/I Amount.

                           (3) Provided that (i) no Default or Event of
                  Default exists and is continuing, and (ii) the Borrowers are in compliance with the Cash Sweep Account Test, NMLP may withdraw funds from the T/I Fund Account as follows:

                                    (1) Upon the written request of NMLP, any
                           amount by which the balance in the T/I Fund Account exceeds the Required T/I Amount; and

                                    (2) As necessary, NMLP may request
                           disbursements from the T/I Fund Account provided:

                           1. NMLP shall have delivered a written request for
                  the disbursement to the Agent, which request shall (1) specify the Permitted Leasing Costs for the period in which the disbursement is requested, (2) set forth the amount of the requested disbursement, and (3) if the requested disbursement exceeds Five Thousand Dollars ($5,000), include an invoice or signed contract specifying that the work has been done or the cost incurred;

                           2. Such disbursement is used to pay the actual cost
                  of a Permitted Leasing Cost;

                           3. The Permitted Leasing Cost is in compliance with
                  the then current Annual Leasing Cost Budget; and

                           4. All Permitted T/I Debt for the subject year has
                  been obtained by and fully funded to NMLP to fund Permitted Leasing Costs previously incurred by NMLP.

                           (4) The T/I Fund Account shall be an interest
                  bearing account maintained at the Agent. The T/I Fund Account shall be subject to the NMLP Depository Account Pledge and Security Agreement.

                           (5) As used herein, the "Required T/I Amount" shall
                  be an amount as reasonably determined from time to time by the Agent reflecting the projected Permitted Leasing Costs for the following forty-eight (48) month period. The Agent shall advise NMLP in writing of any change in the Required T/I Amount. As used herein, the "Annual Leasing Cost Budget" shall be a budget submitted annually by NMLP to the Agent reflecting the projected Permitted Leasing Costs for the next year, with appropriate itemization on a consolidated (and not Individual Property) basis as required by the Agent, which annual budget shall be subject to the approval of the Agent, which approval shall not be unreasonably withheld.

                           (6) Provided no Event of Default shall have occurred
                  and be continuing, upon the satisfaction in full of all the NMLP Obligations, Agent shall release the sums remaining in the T/I Fund Account, if any, to NMLP.


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



                  7.1.29     Single-Purpose Entity.

                           (1) NMLP shall cause each NMLP Subsidiary to be a
                  Single-Purpose Entity and to comply with the terms and provisions hereof with respect thereto.

                           (2) NMLP shall cause Newkirk MLP Corp., the sole
                  manager of the NMLP GP, to maintain at least one director which is an Independent Person. The unanimous consent of the directors of Newkirk MLP Corp. (including the vote of said Independent Person) shall be required in order to file, or consent to the filing of, a bankruptcy or insolvency petition or otherwise institute insolvency proceedings for the NMLP GP, NMLP, or any NMLP Subsidiary.

                  7.1.30 Ratings. NMLP will use reasonable efforts to obtain updated annual Ratings from Moody's Investors Services, Inc. And Standard and Poor's Rating Group (or such other rating agency as may be reasonably acceptable to the Agent) at no cost or expense to the Agent or any Lender.

         7.2 T-Two. T-Two covenants and agrees that from the date hereof and so long as any indebtedness is outstanding hereunder, or any of the T-Two Loan or other T-Two Obligations remains outstanding, as follows:

                  7.2.1 Notices. T-Two shall, with reasonable promptness, but in all events within five (5) days after it has actual Knowledge thereof, notify Agent and each of the Lenders in writing of the occurrence of any act, event or condition which constitutes a Default or Event of Default under any of the T-Two Loan Documents. Such notification shall include a written statement of any remedial or curative actions which T-Two proposes to undertake and/or to cause any of the other T-Two Loan Parties to undertake to cure or remedy such Default or Event of Default.

                  7.2.2 Financial Statements; Reports; Officer's Certificates. T-Two shall furnish or cause to be furnished to Agent as set forth herein from time to time, the following financial statements, reports, certificates, and other information, all in form, manner of presentation and substance acceptable to Agent and each of the Lenders:

                           (1)      Annual Statements.

                                    (1) Within ninety (90) days after the close
                           of each fiscal year of T-Two, the consolidated statements of financial condition of T-Two as at the end of such fiscal year and the related consolidated statements of income and retained earnings and statements of changes in financial position for such fiscal year, in each case, commencing with the Fiscal Year ending December 31, 2003, setting forth comparative for the preceding fiscal year and certified by Imowitz, Koenig & Co. LLP or other independent certified public accountants of recognized national standing reasonably acceptable to the Agent, in each case together with a report of such accounting firm stating that in the course of its regular audit of the financial statements of such Party, which audit was conducted in accordance with GAAP, consistently applied, such accounting firm obtained no knowledge of any Default or Event of Default which has occurred and is continuing or, if in the opinion of such accounting firm such a Default or Event of Default has occurred and is con tinuing, a statement as to the nature thereof; such financial statements to include and to be supplemented by such detail and supporting data and schedules as Agent may from time to time reasonably determine;

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



                                    (2) Periodic Statements Within sixty (60)
                           days after the close of each calendar quarter (except for the quarter ending on December 31), the following: (i) the consolidated statements of financial condition of T-Two, internally prepared in accordance with GAAP, consistently applied, as at the end of such quarterly period and the related consolidated statements of income and retained earnings and statements of changes in financial position for such quarterly period and for the elapsed portion of the Fiscal Year ended with the last day of such quarterly period, in each case commencing with the Fiscal Year ending December 31, 2003, setting forth comparative figures for the related periods in the prior fiscal year, subject to normal year-end audit adjustments, all in form and manner of presentation acceptable to Agent, such financial statements to include and to be supplemented by such detail and supporting data and schedules as Agent may from time to time reasonably determine, including, without limitation, a certification as to the Aggregate DPO as of such quarter end, (ii) an Officer's Certificate from T-Two certifying that such financial statements are true, accurate, and complete in all material respects and that no Default or Event of Default has occurred and is continuing.

                                    (3) Compliance Certificates. Within sixty
                           (60) days (or ninety (90) days in the case of the fourth fiscal quarter) after the close of each quarterly accounting period in each Fiscal Year of T-Two, Compliance Certificates in form of Exhibit G-2 and Exhibit G-3, annexed hereto, together with an Officer's Certificate from NMLP providing and otherwise certifying with respect to the following:

                           1. the compliance with the Financial Covenants, with such supporting detail as is deemed necessary by the Agent to verify the calculations incorporated therein;

                           2.       any changes to the Securitized Note Schedule

                                    (4) Data Requested. Within a reasonable
                           period of time and from time to time such other financial data or information as Agent may reasonably request with respect to the Securitization Documents, T-Two, and/or the other T-Two Loan Parties.

                                    (5) Tax Returns. Upon Agent's request,
                           copies of all federal and state tax returns of T-Two.

                                    (6) Mortgage Notices. Concurrently with the
                           giving thereof, and within ten (10) Business Days of receipt thereof, copies of all notices, other than routine correspondence, given or received by T-Two with respect to any Securitized Note or Securitized Mortgage.

                                    (7) Entity Notices. Concurrently with the
                           issuance thereof, copies of all written notices (excluding routine correspondence) given to the partners of T-Two.

                                    (8) Notices Regarding T-Two Payment
                           Direction Letters. Within ten (10) Business Days of receipt thereof, copies of all notices (excluding routine correspondence) received by T-Two from any Person who has agreed

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



                           to the direction of the payment of funds as provided for in a Payment Direction Letter.

                                    (9) Notice of Termination of T-Two Payment
                           Direction Letter. Promptly, and in any event within ten (10) Business Days after an officer of T-Two obtains Knowledge thereof, written notice of the termination of any Payment Direction Letter, together with evidence of the satisfactory reinstatement or replacement thereof in accordance with the terms and conditions hereof.

                                    (10) Notices under Securitization Documents.
                           Within ten (10) Business Days of receipt thereof, copies of all notices, reports and other information received by T-Two from any agent, trustee or servicer or any other party under or pursuant to the Securitization Documents.

                                    (11) Third Party Default Notices.
                           Immediately upon notice or receipt thereof by T-Two, copies of all notices of default, other non-performance, and/or exercise (or intended exercise) relating in any way to any one or more of the Related Documents.

                                    (l2) Notice of Litigation. Promptly, and in
                           any event within ten (10) Business Days after T-Two obtains Knowledge thereof, written notice of any pending or, to the best of T-Two's Knowledge, threatened action, suit or proceeding at law or in equity or by or before any governmental instrumentality or other agency or regulatory authority by any entity (private or governmental) relating in any way to the Loan, the transactions contemplated in the Documents, the Related Documents, or the transactions contemplated in connection with the Refinance or any documentation executed in connection therewith, or relating to T-Two, which could reasonably be expected to have a Material Adverse Effect.

                  7.2.3 Existence. T-Two shall do or cause to be done all things necessary to (i) preserve, renew and keep in full force and effect (x) the partnership, company or corporate existence, as applicable, of each T-Two Loan Party and (y) the material rights, licenses, permits and franchises of each T-Two Loan Party, (ii) comply with all laws and other Legal Requirements applicable to it and its assets, business and operations, and (iii) to the extent applicable, at all times maintain, preserve and protect all material franchises and trade names and all the remainder of its property used or useful in the conduct of its business, and keep its assets in good working order and repair, ordinary wear and tear excepted, and from time to time make, or cause to be made, all reasonably necessary repairs, renewals, replacements, betterments and improvements thereto.

                  7.2.4 Payment of Taxes. T-Two shall duly pay and discharge, before the same shall become overdue, all taxes, assessments, impositions, and other governmental charges payable by it, except if contested in accordance with Section 9.1.

                  7.2.5 Insurance; Casualty, Taking.

                           (1) T-Two shall at all times maintain or cause the
                  appropriate Person to maintain in full force and effect the following insurance: (i) to the best of T-Two's Knowledge, the Securitized Properties shall be insured by insurers of recognized financial responsibility against such losses and risks in compliance with the Leases and the requirements set forth in Exhibit E hereto, such insurance maintained by the

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



                  tenants under the Leases; and (ii) T-Two shall have a monitoring system in place to periodically verify whether the tenants under the Leases have in place insurance as required by the applicable Lease.

                           (2) In the event of any damage or destruction to any
                  Securitized Property (or to the extent now or hereafter applicable, any T-Two Collateral) by reason of fire or other hazard or casualty, T-Two shall give immediate written notice thereof to Agent. If there is any condemnation for public use of any Securitized Property (or to the extent now or hereafter applicable, any T-Two Collateral), T-Two shall give immediate written notice thereof to Agent. Further, T-Two shall upon the request of the Agent provide to the Agent with a report as to the status of any insurance adjustment, condemnation claim, or restoration resulting from any casualty or taking.

                  7.2.6 Inspection. T-Two shall permit the Agent and the Lenders and its/their agents, representatives and employees to inspect the T-Two Collateral at reasonable hours upon reasonable notice, except to the extent prohibited or otherwise limited in the subject Leases.

                  7.2.7 T-Two Loan Documents. T-Two (i) shall observe, perform and satisfy all the terms, provisions, covenants and conditions to be performed by it under, and to pay when due all costs, fees and expenses, and other T-Two Obligations of T-Two to the extent required under, the T-Two Loan Documents.

                  7.2.8 Further Assurances. T-Two shall and shall cause the T-Two Loan Parties to execute and deliver to the Agent and the other Lenders such documents, instruments, certificates, assignments and other writings, and do such other acts, necessary or desirable in the reasonable judgment of the Agent, to evidence, preserve and/or protect the T-Two Collateral at any time securing or intended to secure the T-Two Obligations and do and execute all and such further lawful acts, conveyances and assurances as the Agent may reasonably require for the better and more effective carrying out of the intents and purposes of this Agreement and the other T-Two Loan Documents.

                  7.2.9 Books and Records. T-Two shall keep and maintain in accordance with GAAP (or such other accounting basis reasonably acceptable to the Agent), proper and accurate books, records and accounts reflecting all of the financial affairs of T-Two and such other Persons and all items of income and expense in connection with their respective business and operations and in connection with any services, equipment or furnishings provided in connection with the operation of the business of T-Two and such Persons, whether such income or expense is realized thereby or by any other Person. The Agent shall have the right, not more than once each quarter (unless an Event of Default shall have occurred and be continuing in which case as often as the Agent shall determine), during normal business hours and upon reasonable notice, to examine such books, records and accounts of T-Two at the office of the Person maintaining such books, records, and accounts and to make such copies or extracts thereof as the Agent shall desire. T-Two shall maintain all of its business records at the address specified at the beginning of this Agreement, subject to change upon advance written notification to the Agent. The Agent may discuss the financial and other affairs of the T-Two with any of its respective owners, and any accountants (as to accountants, prior to the occurrence of an Event of Default and following the cure of any Event of Default, upon prior approval of the T-Two, not to be unreasonably withheld, and at the cost and expense of the Agent and the Lenders) hired by T-Two, it being agreed that Agent and each of the Lenders shall use best efforts to not divulge information obtained from such examination to others except in connection with Legal Requirements and in connection with administering the T-Two Loan, enforcing its rights and remedies under the T-Two Loan Documents and in the conduct, operation and regulation of its banking and lending business (which may include, without limitation, the transfer of the Loan or of participation interests therein). Any assignee or transferee of the T-Two Loan, co-lender, or any holder of a participation interest in the T-Two Loan shall be entitled to deal with such information in the same manner and in connection with any subsequent transfer of its interest in the T-Two Loan or of further participation interests therein.

                  7.2.10 Business and Operations. T-Two shall (i) continue to engage in the type of businesses presently conducted by it as of the Closing Date, respectively, as and to the extent the same are necessary for the ownership of, and preservation of the value and utility of, the T-Two Collateral, and (ii) be qualified to do business and in good standing under the laws of each jurisdiction, and otherwise to comply with all Legal Requirements, as and to the extent the same are required for the ownership, maintenance, management and operation of the assets of such Person except where the failure to be so qualified could not reasonably be expected to have a Material Adverse Effect.

                  7.2.11 Title. T-Two shall warrant and defend (x) the title to each item of T-Two Collateral owned by such Person and every part thereof, subject only to the Liens (if any) permitted hereunder, the validity and priority of the Liens and security interests held by the Agent pursuant to the T-Two Loan Documents, in each case against the claims of all Persons whomsoever. T-Two shall be responsible, jointly and severally, to reimburse Agent and the Lenders for any losses, costs, damages or expenses (including reasonable attorneys' fees and court costs) incurred by the Agent and/or any of the Lenders if an interest in any item of T- Two Collateral, other than as permitted hereunder, is claimed by another Person.

                  7.2.12 Estoppel. T-Two shall, within ten (10) days after a request therefor from the Agent, which request shall not be made by Agent more than once each quarter during each Fiscal Year, furnish to the Agent a statement, duly acknowledged and certified, setting forth
         (i) the amount then owing by T-Two in respect of the T-Two Obligations,
         (ii) the date through which interest on the T-Two Loan has been paid,
         (iii) any offsets, counterclaims, credits or defenses to the payment by T-Two to the T-Two Obligations and (iv) whether any written notice of Default from Agent to T-Two is then outstanding and acknowledging that this Agreement and the other T-Two Loan Documents are in full force and effect and unmodified, or if modified, giving the particulars of such modification.

                  7.2.13 ERISA. T-Two shall as soon as possible and, in any event, within ten (10) days after T-Two, or any ERISA Affiliate knows or has reason to know of the occurrence of any of the following which could have or reasonably be expected to have a Material Adverse Effect, deliver to Agent a certificate of the an executive officer of T-Two setting forth details as to such occurrence and the action, if any, that the applicable T-Two or such ERISA Affiliate is required or proposes to take, together with any notices required or proposed to be given to or filed with or by such T-Two, the ERISA Affiliate, the PBGC, a Plan participant or the Plan administrator with respect thereto: (i) that a Reportable Event has occurred; (ii) that an accumulated funding deficiency has been incurred or an application may be or has been made to the Secretary of the Treasury for a waiver or modification of the minimum funding standard (including any required installment payments) or an extension of any amortization period under Section 412 of the Code with respect to a Plan; (iii) that a contribution required to be made to a Plan has not been timely made; (iv) that a Plan has been or may be terminated, reorganized, partitioned or declared insolvent under Title IV of ERISA; (v) that a Plan has an Unfunded Current Liability giving rise to a lien under ERISA or the Code; (vi) that proceedings may be or have been instituted to terminate or appoint a trustee to administer a Plan; (vii) that a proceeding has been instituted pursuant to Section 515 of ERISA to collect a delinquent contribution to a Plan;
         (viii) that such T-Two, or

         ERISA Affiliate will or may incur any liability (including any indirect, contingent, or secondary liability) to or on account of the termination of or withdrawal from a Plan under Section 4062, 4063, 4064, 4069, 4201, 4204 or 4212 of ERISA or with respect to a Plan under
         Section 401(a)(29), 4971, 4975 or 4980 of the Code or Section 409 or 502(i) or 502(l) of ERISA; (ix) or that such T-Two may incur any material liability pursuant to any employee welfare benefit plan (as defined in Section 3(l) of ERISA) that provides benefits to retired employees or other former employees (other than as required by Section 601 of ERISA) or any employee pension benefit plan (as defined in
         Section 3(2) of ERISA). T-Two shall deliver to Agent a complete copy of the annual report (Form 5500) of each Plan required to be filed with the Internal Revenue Service. In addition to any certificates or notices delivered to Agent pursuant to the first sentence hereof, copies of any material notices received by any T-Two or any ERISA Affiliate with respect to any Plan shall be delivered to Agent no later than ten (10) days after the date such report has been filed with the Internal Revenue Service or such notice has been received by such T-Two or ERISA Affiliate, as applicable.

                  7.2.14 Depository Accounts. T-Two shall (i) maintain all operating and other depository accounts, if any, with Fleet National Bank (or any successor thereto) (singly and collectively, including the T-Two Depository Accounts, the "T-Two Accounts"), such T-Two Accounts as of the date hereof listed on Exhibit R, annexed hereto, unless otherwise agreed by Agent in writing, (ii) maintain a minimum of one depository account for each such Person with Fleet National Bank (or any successor thereto) (singly and collectively, the "T-Two Depository Accounts"), unless otherwise agreed by Agent in writing, (iii) execute and deliver the Cash Management Agreement to provide for terms and conditions satisfactory to the Agent with respect to the use and disbursement of funds in any T-Two Account. Each of the T-Two Accounts shall be subject to the T-Two Depository Account Pledge and Security Agreement.

                  7.2.15 Cash Flow; T-Two Payment Direction Letters.

                           (1) T-Two agrees that appropriate procedures
                  satisfactory to the Agent will be put in place such that (a) any payments received by the Grantor Trust, directly by T-Two or by any other Person on account of the Securitized Notes shall be directly deposited in the designated T-Two Depository Account in the name of T- Two, and (b) any other receipts or other revenues or payments received by T-Two shall be directly deposited in a designated T-Two Depository Account in the name of T-Two. Further, after the occurrence and during the continuance of an Event of Default, Agent shall have the right to receive any and all such payments or other revenues and make application thereof to the Obligations.

                           (2) The use and disbursement of all funds in the
                  T-Two Depository Accounts and the T-Two Accounts shall be subject to the terms and provisions hereof and the Cash Management Agreement.

                           (3) T-Two agrees that to the extent that T-Two or
                  any T-Two Loan Party receives directly any payments, revenues or other payments which are required to be deposited as provided for herein, T-Two shall, and shall cause any other T-Two Loan Party to, deposit such funds in the applicable designated T-Two Depository Account.

                           (4) T-Two shall (and shall cause the other T-Two
                  Loan Parties to) maintain in place during the term of the Loan such direction letters and agreements as the Agent may from time to time require in order to effectuate the terms and provisions hereof relating to the management of the cash flow of T-Two (the "T-Two Payment Direction Letters"), including, without limitation, the payment of all amounts due under any Securitized Note or Securitized Mortgage to the Grantor Trust Trustee.

                  7.2.16 Costs and Expenses. T-Two shall pay all costs and expenses (excluding salaries or wages of employees of Agent) reasonably incurred by Agent in connection with the implementation and syndication of the T-Two Loan and the administration of the T-Two Loan, and reasonably incurred by the Agent or any of the Lenders in connection with the enforcement of the Agent's and Lenders' rights under the T-Two Loan Documents, including, without limitation, legal fees and disbursements, appraisal fees, inspection fees, plan review fees, travel costs and fees and out-of-pocket costs of independent engineers and consultants. T-Two's obligations to pay such costs and expenses shall include, without limitation, all attorneys' fees and other costs and expenses for preparing and conducting litigation or dispute resolution arising from any breach by T-Two or the T-Two Loan Parties of any covenant, warranty, representation or agreement under any one or more of the T-Two Loan Documents. Unless an Event of Default has occurred and is then continuing, the Agent shall use its best efforts to notify T-Two prior to the incurrence of any such cost or expense if the aggregate amount of such costs and expenses in any one calendar year will exceed $25,000.00; provided, however, that the failure shall provide such notice shall not affect in any manner whatsoever on T-Two's obligations hereunder.

                  7.2.17 Indemnification. T-Two shall at all times, both before and after repayment of the T-Two Loan, at its sole cost and expense defend, indemnify, exonerate and save harmless Agent and each of the Lenders and all those claiming by, through or under Agent and each of the Lenders ("Indemnified Party") (to the extent not paid by T-Two in this Section 7.2.17 or under the applicable provisions of this or any other T-Two Loan Document) against and from all damages, losses, liabilities, obligations, penalties, claims, litigation, demands, defenses, judgments, suits, proceedings, costs, disbursements or expenses of any kind whatsoever, including, without limitation, attorneys' fees and experts' fees and disbursements, which may at any time (including, without limitation, before or after discharge or foreclosure of the T-Two Security Documents) be imposed upon, incurred by or asserted or awarded against the Indemnified Party and arising from or out of:

                           (1) any liability for damage to person or property
                  arising out of any violation of any Legal Requirement with respect to T-Two, any T-Two Loan Party or any Securitized Property, or

                           (2) any and all liabilities, damages, penalties,
                  costs, and expenses, relating in any manner to any brokerage or finder's fees in respect of the Loan, or

                           (3) as a result of litigation that may arise in
                  connection with T-Two's activities, or

                           (4) any act, omission, negligence or conduct at any
                  Individual Property, or arising or claimed to have arisen, out of any act, omission, negligence or conduct of T-Two or any tenant, occupant or invitee thereof which is in any way related to any Individual Property.

         Notwithstanding the foregoing, an Indemnified Party shall not be entitled to indemnification in respect of claims arising from acts of its own gross negligence or willful misconduct to the extent that such gross negligence or willful misconduct is determined by the final judgment of a court of competent jurisdiction, not subject to further appeal, in proceedings to which such Indemnified Party is a proper party.

                  7.2.18 Replacement Documentation. Upon receipt of an affidavit of an officer of Agent as to the loss, theft, destruction or mutilation of the T-Two Note or any other T-Two Security Document which is not of public record, and, in the case of any such loss, theft, destruction or mutilation, upon surrender and cancellation of such T-Two Note or other T- Two Security Document, T-Two will issue, in lieu thereof, a replacement T-Two Note or other security document in the same principal amount and otherwise of like tenor upon receipt by T-Two of a suitable indemnity.

                  7.2.19 Other Covenants. With the exception of the T-Two collateral held by the Grantor Trustee pursuant to the terms of the Securitization Documents, T-Two hereby represents and warrants that no T-Two Collateral is in the possession of any third party bailee (such as at a warehouse). In the event that T-Two and/or any of the other T-Two Loan Parties, after the date hereof, intends to store or otherwise deliver any T-Two Collateral or other personal property in which the Agent has been granted a security interest to such a bailee, then T-Two shall receive the prior written consent of the Agent and such bailee must acknowledge in writing that the bailee is holding such T-Two Collateral or such other personal property for the benefit of the Agent and the Lenders.

                  7.2.20 Single-Purpose Entity. T-Two shall continue to be a Single-Purpose Entity and to comply with the terms and provisions hereof with respect thereto.

                  7.2.21 Intercompany Loan. Upon request of the NMLP, T-Two shall make advances to NMLP (the "Intercompany Loan"), which advances shall be evidenced and governed by the Intercompany Loan Documents. The proceeds of the Intercompany Loan shall be utilized by NMLP for general working capital purposes. The Intercompany Loan shall bear interest and shall be repaid in accordance with the terms of the Intercompany Loan Documents.

         7.3 Financial Covenants. The Borrower shall comply with the following financial covenants;

                  7.3.1 Debt Service Coverage Ratios.

                           (i)      Certain Definitions.

                                    (1) "Calculation Date" shall mean the last
                           day of each calendar quarter commencing with December 31, 2003.

                                    (2) "Calculation Period" shall mean each
                           successive twelve (12) month period ending on a Calculation Date.

                                    (3) "Debt Service" shall mean (A) the sum of
                           the aggregate regularly scheduled actual principal and interest paid or payable respecting all Debt of NMLP and T-Two, but excluding any payments due under the Intercompany Loan and excluding any Mandatory Principal Prepayments, less (B) with respect to interest payments required with respect to the NMLP Loan or the T-Two Loan, the amount paid to NMLP or T-Two or the Agent pursuant to any Interest Rate Protection Agreement relating to interest due during the subject Calculation Period.

                                    (4) "Debt Service Coverage" shall mean the
                           ratio for the Calculation Period of: (A) Net Cash Flow to (B) Debt Service.

                                    (5) "Net Cash Flow" shall mean the
                           aggregate of (i) that portion of the Consolidated Net Cash Flow (exclusive of that portion of Consolidated Net Cash Flow set forth under section 7.3.1(g)(i)(b) below) which is available to NMLP, as Distributions or otherwise, from NMLP Subsidiaries (after payment of that portion of Consolidated Debt Service in connection with the First Mortgage Debt and the Other Second Mortgage Debt, and operating costs and expenses specifically attributable to the NMLP's Subsidiaries) or from other of NMLP's Investments attributable to NMLP, plus (ii) (1) all revenues of T-Two from regularly scheduled payments of principal and interest under the Non-Wholly Owned Securitized Notes less (2) all operating costs and expenses (excluding any Consolidated Debt Service) of T-Two, all of the foregoing as reasonably determined by the Agent in a manner consistent with the procedures and methods utilized by the Agent in analyzing the financial information provided by NMLP and T-Two prior to closing.

                                    (6) "Consolidated Debt Service Coverage"
                           shall mean the ratio for the Calculation Period of:
                           (A) Consolidated Net Cash Flow to (B) Consolidated Debt Service.

                                    (7) "Consolidated Net Cash Flow" shall mean
                           the sum of (i) (a) all cash revenues from the aggregate of all of NMLP's Subsidiaries and regularly scheduled principal and interest from the Newkirk Loans, including, without limitation, all rents, management fees, ground rent, common area maintenance charges, insurance premium and tax reimbursements and proceeds from rental interruption insurance, plus (b) all regularly scheduled payments of principal and interest received by T-Two on account of any Non-Wholly Owned Securitized Note, less the aggregate of
                           (ii) all operating costs and expenses (excluding Consolidated Debt Service) of NMLP, T-Two, and the NMLP's Subsidiaries related to such investments, amounts reserved for taxes and insurance, replacement reserves, and capital expenditures, all of the foregoing as reasonably determined by the Agent in a manner consistent with the procedures and methods utilized by the Agent in analyzing the financial information provided by NMLP and T-Two prior to closing.

                                    (8) "Consolidated Debt Service" shall mean
                           (A) the sum of the aggregate actual principal and interest paid or payable respecting all Debt of NMLP, T-Two and the NMLP's Subsidiaries (but excluding, for the purposes of this definition, debt service with respect to the Securitized Notes, any payments due under the Intercompany Loan, and any Mandatory Principal Prepayments), on a consolidated basis, during the Calculation Period less (B) with respect to interest payments required with respect to the NMLP Loan and the T-Two Loan, the amount paid to NMLP or T-Two or the Agent pursuant to any Interest Rate Protection Agreement relating to interest due during the subject Calculation Period.

                           (2) Minimum Consolidated Debt Service Coverage.
                  During the Initial Term, the Consolidated Debt Service Coverage for each Calculation Period determined on each Calculation Date shall be not less than 1.15:1. During any Extended Term, the Consolidated Debt Service Coverage for each Calculation Period determined on each Calculation Date shall be not less than 1.25:1. The compliance with the Consolidated Debt Service Coverage covenant shall be tested by the Agent on the Calculation Date with results based upon the most recent Calculation Period results, as reasonably determined by the Agent in a manner consistent with the procedures and methods utilized by the Agent in analyzing the financial information provided by NMLP and T-Two prior to closing. If such Consolidated Debt Service Coverage covenant shall not be satisfied on any Calculation Date, the Borrower shall prepay a sufficient amount of principal outstanding on the Loan such that if such principal reduction had been made on the first day of the Calculation Period the Consolidated Debt Service Coverage covenant would have been satisfied. It shall be an Event of Default if the Borrower fails to make such a prepayment not later than the first to occur of: (i) ten (10) Business Days after notice from Agent to the Borrower properly requesting the payment, or
                  (ii) if the Borrower has failed to give Agent sufficient reports to enable Agent to make the necessary calculations, forty-five (45) days following the applicable Calculation Date, provided the Borrower shall have an additional five days to supply additional information to the Agent from the date the Agent notifies the Borrower that the initial reports have been deemed insufficient by the Agent.

                           (3) Cash Sweep Account Test. The Agent shall also
                  determine whether the Borrower has complied with the following test (the "Cash Sweep Account Test"): (i) during the Initial Term, the Debt Service Coverage for each Calculation Period determined on each Calculation Date shall be not less than 1.75:1; (ii) during any Extended Term, the Debt Service Coverage for each Calculation Period determined on each Calculation Date shall be not less than 2.00:1.

                  7.3.2 Consolidated Leverage Ratio. The quotient resulting from dividing (i) the sum of (1) NMLP's allocable share of the aggregate amount of all Debt respecting the NMLP's Investments and (2) the aggregate amount of T-Two's Debt (including, without limitation, the outstanding balance of the Loan and the T-Two Loan, but excluding the outstanding balance of the Securitized Notes and the Intercompany Loan) by (ii) the aggregate of (1) Aggregate Investment Capitalization of NMLP's allocable share of all the NMLP's Investments (the "Consolidated Leverage Ratio"), plus (2) plus all cash and cash equivalents of NMLP and the NMLP Subsidiaries, all as reasonably determined by the Agent in a manner consistent with the procedures and methods utilized by the Agent in analyzing the financial information provided by NMLP prior to closing, shall at all times be less than the following during the relevant periods indicated:

--------------------------------------------------------------------------------
Relevant period                                            Consolidated Leverage
                                                           Ratio
--------------------------------------------------------------------------------
Closing through November 24, 2004                          70.0%
--------------------------------------------------------------------------------
November 25, 2004  through November 24,  2005              67.0%
--------------------------------------------------------------------------------
November 25, 2005  through November 24,  2006              65.0%
--------------------------------------------------------------------------------
November 25, 2006  through November 24,  2007, as may be   60.0%
applicable during any First Extended Term
--------------------------------------------------------------------------------
November 25, 2007  through November 24,  2008, as may be   55.0%
applicable during any Second Extended Term
--------------------------------------------------------------------------------

The compliance with the Consolidated Leverage Ratio covenant shall be tested by the Agent on the Calculation Date with results based upon the then current financial information, as reasonably determined solely by the Agent. If such Consolidated Leverage Ratio covenant shall not be satisfied on any Calculation Date, the Borrower shall prepay a sufficient amount of principal outstanding on the Loan such that if such principal reduction had been made on the Calculation Date the Consolidated Leverage Ratio covenant would have been satisfied on such Calculation Date. It shall be an Event of Default if the Borrower fails to make such a prepayment not later than the first to occur of:
(i) ten (10) Business Days after Notice from Agent to the Borrower properly requesting the payment, or (ii) if the Borrower has failed to give Agent and each of the Lenders sufficient reports to enable Agent to make the necessary calculations, forty-five (45) days following the applicable Calculation Date, provided the Borrower shall have an additional five days to supply additional information to the Agent from the date the Agent notifies the Borrower that the initial reports have been deemed insufficient by the Agent.

                  7.3.3 Minimum Liquidity. The sum of all of NMLP's and the NMLP's Subsidiaries Liquid Assets (excluding, however, the Liquid Assets of any NMLP Subsidiary as to which there exists a default or event of default on any Mortgage Debt of such NMLP Subsidiary) must at all times be at least $5,000,000.00, all of the foregoing as reasonably determined by the Agent in a manner consistent with the procedures and methods utilized by the Agent in analyzing the financial information provided by NMLP prior to closing. Any amounts in excess of the Required T/I Amount (calculated for this purpose only based upon the projected leasing costs (as determined by the Agent) for the following twelve month period only) contained in the T/I Fund Account shall be included in the calculation of the minimum required Liquid Assets. If such Minimum Liquidity shall not be satisfied on any date of testing, NMLP shall arrange for an infusion of Liquid Assets in an amount necessary to satisfy the requirements of this Section 7.3.3. It shall be an Event of Default if NMLP fails to arrange for any required additional Liquid Assets not later than ten (10) Business Days after Notice from Agent to the Borrower notifying the Borrower of the noncompliance.

                  7.3.4 Minimum Consolidated Net Worth. Minimum Consolidated Net Worth shall at all times be equal to or greater than the amount set forth below during each period set forth below:

--------------------------------------------------------
    Relevant Period                      Net Worth
--------------------------------------------------------
Closing through November              $500,000,000.00
24, 2006
--------------------------------------------------------
November 25, 2006                     $525,000,000.00
through November 24,
2007, as may be applicable
during any First Extended
Term.
--------------------------------------------------------
November 25, 2007                     $550,000,000.00
through November 24,
2008, as may be applicable
during any Second
Extended Term.
--------------------------------------------------------

"Minimum Consolidated Net Worth" shall mean the consolidated net worth of NMLP and the NMLP Subsidiaries using the Aggregate Investment Capitalization for all NMLP's Investments, plus all cash and cash equivalents of NMLP, T-Two and the NMLP Subsidiaries, less the allocable share of all liabilities respecting the Individual Properties (excluding the Securitized Notes), and of NMLP, T-Two, and the NMLP Subsidiaries, as reasonably determined by the Agent in a manner consistent with the procedures and methods utilized by the Agent in analyzing the financial information provided by NMLP prior to closing. The compliance with the Minimum Consolidated Net Worth covenant shall be tested by the Agent on each Calculation Date with results based upon the then current financial information, as reasonably determined by the Agent in a manner consistent with the procedures and methods utilized by the Agent in analyzing the financial information provided by NMLP prior to closing. If such Minimum Consolidated Net Worth covenant shall not be satisfied on any Calculation Date, the Borrower shall prepay a sufficient amount of principal outstanding on the Loan such that if such principal reduction had been made on the Calculation Date the Minimum Consolidated Net Worth covenant would have been satisfied on such Calculation Date. It shall be an Event of Default if the Borrower fails to make such a prepayment not later than the first to occur of: (i) ten (10) Business Days after Notice from Agent to the Borrower properly requesting the payment, or (ii) if the Borrower has failed to give Agent and each of the Lenders sufficient reports to enable Agent to make the necessary calculations, forty-five (45) days following the applicable Calculation Date, provided the Borrower shall have an additional five days to supply additional information to the Agent from the date the Agent notifies the Borrower that the initial reports have been deemed insufficient by the Agent.

         8.       NEGATIVE COVENANTS.

         8.1 NMLP. NMLP covenants and agrees that from the date hereof and so long as any NMLP Obligations remain outstanding hereunder, NMLP shall not (and shall not suffer or permit the other NMLP Loan Parties (except the Excepted Loan Parties), and/or the NMLP Subsidiaries to):

                  8.1.1 No Changes to NMLP and other NMLP Loan Parties. Without the prior written consent of the Agent, which consent will not be unreasonably withheld, after not less than thirty (30) days' prior written notice (with reasonable particularity of the facts and circumstances attendant thereto):(i) change its jurisdiction of organization, (ii) change its organizational structure or type, (iii) change its legal name, or (iv) change the organizational number (if any) assigned by its jurisdiction of formation or its federal employer identification number (if any).

                  8.1.2 Restrictions on Liens. Create, incur, assume or suffer to exist any Lien upon or with respect to any property or assets (real or personal, tangible or intangible, including, without limitation, the Individual Properties), whether now owned or hereafter acquired, or sell any such property or assets subject to an understanding or agreement, contingent or otherwise, to repurchase such property or assets (including sales of accounts receivable with recourse) or assign any right to receive income or permit the filing of any financing statement under the UCC or any other similar notice of Lien under any similar recording or notice statute, or grant rights with respect to, or otherwise encumber or create a security interest in, such property or assets (including, without limitation, any item of NMLP Collateral) or any portion thereof or any other revenues therefrom or the proceeds payable upon the sale, transfer or other disposition of such property or asset or any portion thereof, or permit or suffer any such action to be taken, except the following (singly and collectively, "NMLP Permitted Liens"):

                           (1) Liens created by the NMLP Loan Documents;

                           (2) Liens for taxes, assessments or other
                  governmental charges not yet delinquent or which are being diligently contested in good faith and by appropriate proceedings, if (x) reasonable reserves in an amount not less than the tax, assessment or governmental charge being so contested shall have been established in a manner reasonably satisfactory to the Agent or deposited in cash (or cash equivalents) with the Agent to be held during the pendency of such contest, or such contested amount shall have been duly bonded in accordance with applicable law, (y) no risk of sale, forfeiture or loss of any interest in any Individual Property or the NMLP Collateral or any part thereof arises during the pendency of such contest and (z) such contest does not have and could not reasonably be expected to have a Material Adverse Effect;

                           (3) Liens in respect of property or assets imposed
                  by law, which were incurred in the ordinary course of business and do not secure Debt, such as carriers', warehousemen's, materialmen's and mechanics' liens and other similar Liens arising in the ordinary course of business, and (x) which do not in the aggregate materially detract from the value of any property or assets or have, and could not reasonably be expected to have, a Material Adverse Effect or (y) which are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the property or assets subject to any such Lien;

                           (4) Liens existing as of the Closing Date in favor of
                  (a) the Integrated Group to secure the Integrated Obligations, and/or (b) the holders of the Mortgage Debt;

                           (5) A Lien on an Individual Property which may be
                  granted to secure a Permitted Refinance;

                           (6) Liens securing Permitted T/I Debt; and

                           (7) To the extent that NMLP or any NMLP Subsidiary or
                  any NMLP Loan Party (except the Excepted Loan Parties) acquires any other asset, any Lien as to which the acquisition of such asset is subject.

                  8.1.3 Consolidations, Mergers, Sales of Assets, Issuance and Sale of Equity. (i) Dissolve, terminate, liquidate, consolidate with or merge with or into any other Person, (ii) issue, sell, lease, transfer or assign to any Persons or otherwise dispose of (whether in one transaction or a series of transactions) any portion of its assets (whether now owned or hereafter acquired), including, without limitation, any securities, membership or partnership interests, or other interests of any kind in any other NMLP Loan Party (except the Excepted Loan Parties) or NMLP Subsidiary, directly or indirectly (whether by the issuance of rights of, options or warrants for, or securities convertible into, any such security, membership or partnership interests or other interests of any kind), (iii) withdraw from or resign as general partner or managing member of any Person, including, without limitation, any withdrawal or resignation of: (x) NMLP GP as the general partner of the NMLP, (y) any NMLP Partnership GP as the general partner of a NMLP Partnership, or (z) the general partner of each Other Partnership, which general partner is subject to the control, directly and indirectly, of Newkirk GP LLC, (iv) permit another Person to merge with or into it, (v) acquire all or substantially all the capital stock, membership or partnership interests or assets of any other Person, or (vi) take any action which could have the effect, directly or indirectly, of diluting the economic interest of any NMLP Loan Party (except the Excepted Loan Parties) in any other NMLP Loan Party (except the Excepted Loan Parties) or NMLP Subsidiary; except the following:

                           (1) Transfers pursuant to the NMLP Security Documents
                  and other agreements in favor of Agent on behalf of the Lenders;

                           (2) Transfers pursuant to the Integrated Documents;

                           (3) Transfers or mergers to facilitate a NMLP
                  Permitted Investment (to the extent required, the Agent shall release any security interest which it may have thereon to effectuate such transfer or merger);

                           (4) Mergers of any Other Partnership into a NMLP
                  Partnership in accordance with the terms and conditions hereof;

                           (5) Mergers, consolidations, transfers and sales
                  between and among NMLP Loan Parties (except the Excepted Loan Parties) of partnership interests, membership interests or capital stock, so long as after giving effect to any such merger, consolidation, transfer or sale, the Agent shall have a security interest, directly or through its security interest in the partnership interests, membership interests or capital stock of another NMLP Loan Party (except the Excepted Loan Parties), in the partnership interests, membership interests or capital stock of the NMLP Loan Party (except the Excepted Loan Parties) which is the survivor of such merger or consolidation or the recipient of such partnership interests, membership interests or capital stock transferred and/or sold, provided that in no event may any such merger, consolidation, transfer or sale cause a Change of Control or otherwise adversely affect the interests of the Agent and/or the Lenders, as determined solely by the Agent;

                           (6) Sales of any Individual Property in connection
                  with an Economic Discontinuance Sale, subject to the terms and conditions of Section 7.1.24 and payment of the required NMLP Mandatory Principal Prepayment related thereto (to the extent required, the Agent shall release any security interest which it may have thereon to effectuate such sale);

                           (7) Sales of any Individual Property (other than in
                  connection with an Economic Discontinuance Sale) or the 100% ownership interest of NMLP in any NMLP Partnership or, with the prior consent of the Agent, any other ownership interest of NMLP in any NMLP Partnership; provided (a) the Agent receives the NMLP Mandatory Principal Payment required under
                  Section 2.3.8(ii) above, (b) the purchaser is an unaffiliated third party, and (c) NMLP submits to the Agent an Officer's Certificate reflecting a pro-forma calculation that NMLP will be in compliance with the Financial Covenants and the Cash Sweep Account Test considering the consequences of the sale (to the extent required, the Agent shall release any security interest which it may have thereon to effectuate such sale);

                           (8) Sales or dispositions in the ordinary course
                  of business of worn, obsolete or damaged items of personal property or fixtures which are suitably replaced (to the extent required, the Agent shall release any security interest which it may have thereon to effectuate such sale or disposition);

                           (9) Leases to the extent provided for herein; and

                           (10) Transactions, whether outright or as security,
                  for which Agent's prior written consent has been obtained.

                  8.1.4 Restrictions on Debt. (i) Create, incur or assume any Debt, (ii) enter into, acquiesce, suffer or permit any amendment, restatement or other modification of the documentation evidencing and/or securing any Debt under which it is an obligor, or (iii) increase the amount of any Debt existing as of the Closing Date; except with respect to the following (singly and collectively, "NMLP Permitted Debt"):

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                           (1) The NMLP Obligations;

                           (2) The following Debt existing as of the Closing
                  Date in the amount disclosed to the Agent hereunder:

                                    (1) the Mortgage Debt (none of which is
                           recourse to NMLP, except for the type of recourse obligation set forth in Section 8.1.4(v), below), and

                                    (2) the Integrated Obligations (none of
                           which is recourse to (x) NMLP and (y) any NMLP Subsidiary, other than Newkirk GP LLC, Newkirk Capital LLC, and Newkirk Finco LLC);

                           (3) Debt described in Schedule 8.1.4.(iii) annexed
                  hereto;

                           (4) Any refinancing of any Mortgage Debt provided
                  such refinancing is in accordance with the terms and provisions of the applicable Securitized Mortgages or Other Second Mortgage Debt, without amendment or waiver of the said terms and conditions (a "Permitted Refinance"); provided, however, that no refinancing of any Debt otherwise permitted hereunder shall be allowed unless and until:

                                    (1) the Agent has received at least thirty
                           (30) days' prior written notice of any intended refinancing, which notice shall detail with specificity the terms and conditions of any such refinancing and shall include complete copies of any loan application and loan commitment respecting such proposed refinancing, together with such other materials and information as the Agent shall reasonably request;

                                    (2) no Default or Event of Default shall
                           have occurred and then be continuing; and

                                    (3) NMLP has provided the Agent with such
                           instruments, documents, agreements, certifications, and opinions as the Agent shall reasonably require with respect thereto.

                           (5) With respect to any Mortgage Debt, obligations
                  under (i) limited guaranties by NMLP as to usual and customary exceptions to non-recourse provisions (e.g., fraud and misappropriation of funds) provided that such limited guaranties are evidenced by documentation approved by the Agent and (ii) indemnifications by NMLP as to usual Hazardous Materials issues relating to the subject Individual Property provided that such indemnifications are evidenced by documentation customary for transactions of that type;

                           (6) Indebtedness constituting Permitted T/I Debt;

                           (7) Indebtedness incurred in the ordinary course of
                  business for the purchase of goods or services which are payable, without interest, within thirty (30) days of billing;

                           (8) Indebtedness under the Intercompany Loan
                  Documents: and

                           (9) Transactions, whether secured or unsecured, for
                  which Agent's prior written consent has been obtained.

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                  8.1.5 Respecting Individual Properties. Permit or otherwise suffer to occur any event such that the representations and warranties of NMLP set forth in Section 6.1.18 would be untrue or misleading in any material respect.

                  8.1.6 Respecting Ground Lease Extension Options and Remainder Ground Lease Options. Permit any of the Ground Lease Extension Options and/or Remainder Ground Lease Options, including, without limitation, any conditions precedent therein, to lapse, expire, or otherwise remain unexercised, or otherwise permit the expiration of any Ownership Interest Agreement, without the express prior written consent of the Agent.

                  8.1.7 Other Business. Enter into any line of business or make any material change in the nature of its business, purposes or operations, except as otherwise specifically permitted by this Agreement or the other NMLP Loan Documents.

                  8.1.8 Change of Control. Permit or otherwise suffer to occur any Change of Control.

                  8.1.9 Forgiveness of Debt. Cancel or otherwise forgive or release any Debt owed to it by any Person, except upon receipt of adequate consideration or as otherwise approved by the Agent.

                  8.1.10 Affiliate Transactions. On and after the Closing Date, enter into, or be a party to, any transaction with any Person who is an Affiliate of NMLP, or any NMLP Subsidiary, or any NMLP Loan Party, except for (i) the Amended and Restated Asset Management Agreement and the Contract to Provide Asset Management Services, (ii) any property management contract for an Individual Property which is no longer subject to a triple net lease with a management fee not to exceed three (3%) percent of gross revenue per year, (iii) any construction management contract for improvements to be made to any Individual Property or NMLP Permitted Investment acquisition with a construction management fee not to exceed five (5%) percent of the gross cost of the construction of improvements, provided that this Section 8.1.10 shall not apply to transactions between and among NMLP Loan Parties or to transactions between NMLP Loan Parties and NMLP Subsidiaries, (iv) the Intercompany Loan Documents, and (v) as contemplated by the Call Option Agreement.

                  8.1.11 Amendments; Terminations of Related Documents. Enter into, acquiesce in, suffer or permit any amendment, restatement or other modification or termination of any of the Related Documents, without the express prior written consent of the Agent (other than the Formation Documents of any Excepted Loan Party).

                  8.1.12 ERISA. Except for Code Section 401(k) plans, establish or be obligated to contribute to any Plan.

                  8.1.13 Bankruptcy Filings. File a petition under any state or federal bankruptcy or insolvency laws or the liquidation of all or a major portion of its assets or property.

                  8.1.14 Investment Company. Become an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

                  8.1.15 Holding Company. Become a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a

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



         "subsidiary company" of a "holding company," within the meaning of the Public Utility Holding Company Act of 1935, as amended.

                  8.1.16 Use of Proceeds. Permit the proceeds of the Loan, or any other accommodation at any time made hereunder, to be used for any purpose which entails a violation of, or is inconsistent with, Regulation T, U or X of the Board of Governors of the Federal Reserve, or for any purpose other than those set forth in Section 1.3.2.

                  8.1.17 Advances and Loans. Except for loans from NMLP to any NMLP Subsidiary, Other Partnerships, or as contemplated by the NMLP Obligations directly or indirectly, lend money or credit or make advances to any Person.

                  8.1.18 Distributions. (i) Authorize, declare, or pay any Distributions on behalf of NMLP, except for Permitted Distributions or
         (ii) take any action which would amend, modify, or terminate any Distribution due, or the terms of any Formation Document relating to Distributions due, to NMLP or any NMLP Subsidiary. The term "Permitted Distributions" shall mean, so long as (x) no Default or Event of Default exists and is continuing, or would be created thereby, (y) NMLP is in compliance with the Cash Sweep Account Test and will remain in compliance after the said Distribution, and (z) all payments then due have been paid into the T/I Fund Account, subject to requirements set forth in Section 9.2, hereof, any Distributions by NMLP in accordance with its Formation Documents.

                  8.1.19 Restrictions on Investments. Make or permit to exist or to remain outstanding any Investment except which is or results in ("NMLP Permitted Investments"):

                           (1) marketable direct or guaranteed general
                  obligations of the United States of America which mature within one year from the date of purchase;

                           (2) bank deposits, certificates of deposit and
                  banker's acceptances, or other obligations in or of the Lenders or banks located within and chartered by the United States of America or a state and having assets of over $500,000,000.00; and

                           (3) NMLP's Subsidiaries, subject in all instances to
                  the terms of this Agreement;

                           (4) the acquisition of any asset related to the
                  operation, ownership or management of the Individual Properties or any of the other assets of NMLP or the NMLP Subsidiaries; and

                           (5) the acquisition of any asset deemed by NMLP to
                  provide beneficial tax consequences for the limited partners of the Borrower, but not to exceed the investment of more than One-Million Dollars ($1,000,000.00) in any Fiscal Year.

         All such Investments shall be made by NMLP in a manner which assures that Agent shall have and maintain a perfected first lien security interest therein.

                  8.1.20 Contracts of a Material or Significant Nature. Except for contracts otherwise complying with this Agreement, not enter into any other contracts, agreements or purchase orders which would involve the expenditure of more than $1,000,000.00 in any instance or $1,000,000.00 in the aggregate without Agent's prior written consent, which consent shall not be unreasonably withheld or delayed, but which consent may be conditioned upon a demonstration by NMLP to Agent's reasonable satisfaction that the

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



         contract, agreement or purchase order is reasonable and that the Party entering into such contract has adequate resources to pay and perform the same.

                  8.1.21 Consulting or Management Fees. Permit the payment of any asset management fees in excess of $1,000,000.00 in any Fiscal Year to any Person or enter into any agreement providing asset management services to NMLP or any NMLP Subsidiary which provides for the payment of asset management fees in excess of $1,000,000.00 in any Fiscal Year, except pursuant to (i) the Amended and Restated Asset Management Agreement, (ii) the Contract to Provide Asset Management Services, and
         (iii) any property management contract for an Individual Property which is no longer subject to a triple net lease on terms and conditions customary in the relevant market area.

                  8.1.22 Negative Pledges, etc. Enter into any agreement subsequent to the Closing Date (other than a NMLP Loan Document) which
         (a) prohibits the creation or assumption of any Lien upon any of the NMLP Collateral, including, without limitation, any hereafter acquired property, (b) specifically prohibits the amendment or other modification of this Agreement or any other NMLP Loan Document, or (c) could reasonably be expected to have a Material Adverse Effect.

                  8.1.23 Newkirk Business Transactions. Conduct any business activities that relate, directly or indirectly, to the Net Lease Partnerships, their properties or assets through any Person other than a NMLP Subsidiary, except pursuant to the structure of ownership existing as of the Closing Date and disclosed to the Agent.

                  8.1.24 Limitations On Certain Transactions. Take any action or otherwise engage in any of the following transactions, without the express prior written consent of the Agent (except as specifically provided below):

                           (1) exercise any right, remedy, power, privilege, or
                  discretion pursuant to, or amend, modify or waive any provision of, the Call Option Agreement;

                           (2) exercise any right, remedy, power, privilege, or
                  discretion pursuant to, or amend, modify or waive any provision of, any Discounted Payment Option; or

                           (3) exercise any right, remedy, power, privilege, or
                  discretion pursuant to, or amend, modify or waive any provision of, the Reimbursement Agreement.

         8.2 T-Two. T-Two covenants and agrees that from the date hereof and so long as any T-Two Obligations remain outstanding hereunder, T-Two shall not (and shall not suffer or permit the other T-Two Loan Parties [other than the Excepted Loan Parties]):

                  8.2.1 No Changes to T-Two and other T-Two Loan Parties. Without the prior written consent of the Agent, which consent will not be unreasonably withheld, after not less than thirty (30) days' prior written notice (with reasonable particularity of the facts and circumstances attendant thereto):(i) change its jurisdiction of organization, (ii) change its organizational structure or type, (iii) change its legal name, or (iv) change the organizational number (if any) assigned by its jurisdiction of formation or its federal employer identification number (if any).

                  8.2.2 Restrictions on Liens. Create, incur, assume or suffer to exist any Lien upon or with respect to any property or assets (real or personal, tangible or intangible, including, without limitation, the Individual Properties), whether now owned or hereafter acquired, or sell any such property or assets subject to an understanding or agreement, contingent or otherwise, to repurchase such property or assets (including sales of accounts receivable with recourse) or assign any right to receive income or permit the filing of any financing statement under the UCC or any other similar notice of Lien under any similar recording or notice statute, or grant rights with respect to, or otherwise encumber or create a security interest in, such property or assets (including, without limitation, any item of T-Two Collateral) or any portion thereof or any other revenues therefrom or the proceeds payable upon the sale, transfer or other disposition of such property or asset or any portion thereof, or permit or suffer any such action to be taken, except the following (singly and collectively, "T-Two Permitted Liens"):

                           (1) Liens created by the T-Two Loan Documents;

                           (2) Liens for taxes, assessments or other
                  governmental charges not yet delinquent or which are being diligently contested in good faith and by appropriate proceedings, if (x) reasonable reserves in an amount not less than the tax, assessment or governmental charge being so contested shall have been established in a manner reasonably satisfactory to the Agent or deposited in cash (or cash equivalents) with the Agent to be held during the pendency of such contest, or such contested amount shall have been duly bonded in accordance with applicable law, (y) no risk of sale, forfeiture or loss of any interest in the T-Two Collateral or any part thereof arises during the pendency of such contest and (z) such contest does not have and could not reasonably be expected to have a Material Adverse Effect; and

                           (3) Liens in respect of property or assets imposed
                  by law, which were incurred in the ordinary course of business and do not secure Debt, such as carriers', warehousemen's, materialmen's and mechanics' liens and other similar Liens arising in the ordinary course of business, and (x) which do not in the aggregate materially detract from the value of any property or assets or have, and could not reasonably be expected to have, a Material Adverse Effect or (y) which are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the property or assets subject to any such Lien.

                  8.2.3 Consolidations, Mergers, Sales of Assets, Issuance and Sale of Equity. (i) Dissolve, terminate, liquidate, consolidate with or merge with or into any other Person, (ii) take any action which could have the effect, directly or indirectly, of diluting the economic interest of any T-Two Loan Party in any other T-Two Loan Party; except the following:

                           (1) Transfers pursuant to the T-Two Security
                  Documents and other agreements in favor of Agent on behalf of the Lenders;

                           (2) Transfers or mergers to facilitate a T-Two
                  Permitted Investment (to the extent required, the Agent shall release any security interest which it may have thereon to effectuate such transfer or merger);

                           (3) Mergers, consolidations, transfers and sales
                  between and among T- Two Loan Parties of partnership interests, membership interests or capital stock, so long as after giving effect to any such merger, consolidation, transfer or sale, the Agent shall have a security interest, directly or through its security interest in the partnership interests, membership interests or capital stock of another T-Two Loan Party, in the partnership interests, membership interests or capital stock of the T-Two Loan Party which is the survivor of such merger or consolidation or the recipient of such partnership interests, membership interests or capital stock transferred and/or sold, provided that in no event may any such merger, consolidation, transfer or sale

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


                  cause a Change of Control or otherwise adversely affect the interests of the Agent and/or the Lenders, as determined solely by the Agent;

                           (4) Sales or dispositions in the ordinary course of
                  business of worn, obsolete or damaged items of personal property or fixtures which are suitably replaced (to the extent required, the Agent shall release any security interest which it may have thereon to effectuate such sale or disposition);

                           (5) Transactions, whether outright or as security,
                  for which Agent's prior written consent has been obtained.

                  8.2.4 Restrictions on Debt. (i) Create, incur or assume any Debt, or make any voluntary prepayments of any Debt in respect of which it is an obligor, (ii) enter into, acquiesce, suffer or permit any amendment, restatement or other modification of the documentation evidencing and/or securing any Debt under which it is an obligor, or
         (iii) increase the amount of any Debt existing as of the Closing Date; except with respect to the following (singly and collectively, "T-Two Permitted Debt"):

                           (1) The T-Two Obligations;

                           (2) Debt described in Schedule 8.2.4.(ii) annexed
                  hereto;

                           (3) Indebtedness incurred in the ordinary course of
                  business for the purchase of goods or services which are payable, without interest, within thirty (30) days of billing; and

                           (4) Transactions, whether secured or unsecured, for
                  which Agent's prior written consent has been obtained.

                  8.2.5 Other Business. Enter into any line of business or make any material change in the nature of its business, purposes or operations, except as otherwise specifically permitted by this Agreement or the other T-Two Loan Documents.

                  8.2.6 Change of Control. Permit or otherwise suffer to occur any Change of Control.

                  8.2.7 Forgiveness of Debt. Cancel or otherwise forgive or release any Debt owed to it by any Person, except upon receipt of adequate consideration or as otherwise approved by the Agent or, as may be required by the terms of the Securitization Documents.

                  8.2.8 Affiliate Transactions. On and after the Closing Date, enter into, or be a party to, any transaction with any Person who is an Affiliate of T-Two, or any T-Two Loan Party, except for the Intercompany Loan or as contemplated by the Call Option Agreement, provided that this Section 8.2.8 shall not apply to transactions between and among T-Two Loan Parties.

                  8.2.9 Amendments; Terminations of Related Documents. Enter into, acquiesce in, suffer or permit any amendment, restatement or other modification or termination of any of the Related Documents, without the express prior written consent of the Agent.

                  8.2.10 ERISA. Except for Code Section 401(k) plans, establish or be obligated to contribute to any Plan.


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




                  8.2.11 Bankruptcy Filings. File a petition under any state or federal bankruptcy or insolvency laws or the liquidation of all or a major portion of its assets or property.

                  8.2.12 Investment Company. Become an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

                  8.2.13 Holding Company. Become a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," within the meaning of the Public Utility Holding Company Act of 1935, as amended.

                  8.2.14 Use of Proceeds. Permit the proceeds of the Loan, or any other accommodation at any time made hereunder, to be used for any purpose which entails a violation of, or is inconsistent with, Regulation T, U or X of the Board of Governors of the Federal Reserve, or for any purpose other than those set forth in Section 1.4.

                  8.2.15 Advances and Loans. Except for the Intercompany Loan, directly or indirectly, lend money or credit or make advances to any Person.

                  8.2.16 Distributions. Authorize, declare, or pay any Distributions on behalf of T- Two, except for the Closing Distribution.

                  8.2.17 Restrictions on Investments. Make or permit to exist or to remain outstanding any Investment except which is or results in ("T-Two Permitted Investments"):

                           (1) marketable direct or guaranteed general
                  obligations of the United States of America which mature within one year from the date of purchase; and

                           (2) bank deposits, certificates of deposit and
                  banker's acceptances, or other obligations in or of the Lenders or banks located within and chartered by the United States of America or a state and having assets of over $500,000,000.00.

         All such Investments shall be made by T-Two in a manner which assures that Agent shall have and maintain a perfected first lien security interest therein.

                  8.2.18 Contracts of a Material or Significant Nature. Except for contracts otherwise complying with this Agreement, not enter into any other contracts, agreements or purchase orders which would involve the expenditure of more than $1,000,000.00 in any instance or $1,000,000.00 in the aggregate without Agent's prior written consent, which consent shall not be unreasonably withheld or delayed, but which consent may be conditioned upon a demonstration by T-Two to Agent's reasonable satisfaction that the contract, agreement or purchase order is reasonable and that the Party entering into such contract has adequate resources to pay and perform the same.

                  8.2.19 Negative Pledges, etc. Enter into any agreement subsequent to the Closing Date (other than a T-Two Loan Document) which
         (a) prohibits the creation or assumption of any Lien upon any of the T-Two Collateral, including, without limitation, any hereafter acquired property, (b) specifically prohibits the amendment or other modification of this Agreement or any other T-Two Loan Document, or (c) could reasonably be expected to have a Material Adverse Effect.

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                  8.2.20 Limitations On Certain Transactions. Take any action or otherwise engage in any of the following transactions, without the express prior written consent of the Agent (except as specifically provided below):

                           (1) exercise any right, remedy, power, privilege, or
                  discretion pursuant to, or amend, modify or waive any provision of, the Call Option Agreement;

                           (2) exercise any right, remedy, power, privilege, or
                  discretion pursuant to, or amend, modify or waive any provision of, any Discounted Payment Option;

                           (3) exercise any right, remedy, power, privilege,
                  or discretion pursuant to, or amend, modify or waive any provision of, the Intercompany Loan Documents;

                           (4) exercise any right, remedy, power, privilege, or
                  discretion pursuant to, or amend, modify or waive any provision of, any of the Securitized Notes, the Securitized Mortgages or any of the other Securitization Documents, including, without limitation, (a) the exercise any rights of approval with respect to any proposed acceptance or rejection by a Net Lease Partnership of any Rejectable Offer or any similar offer by the payor under any Securitized Note, or (b) the exercise of any rights or remedies as a result of any default under any Securitized Note or Securitized Mortgage; or

                           (5) exercise any right, remedy, power, privilege, or
                  discretion pursuant to, or amend, modify or waive any provision of, the Reimbursement Agreement.

         9.       SPECIAL PROVISIONS.

         9.1 Legal Requirements. Each Borrower, each Subsidiary of either Borrower, any Other Partnership, or any Partially Owned Limited Partnership may contest in good faith any claim, demand, levy or assessment under any Legal Requirements or taxes owed by any person or entity if: (i) the contest is based upon a material question of law or fact raised by such Person in good faith;
(ii) such Person properly commences and thereafter diligently pursues the contest; (iii) the contest will not materially impair the ability to ultimately comply with the contested Legal Requirement should the contest not be successful; (iv) reasonable reserves in an amount necessary to undertake and pay for such contest and any corrective or remedial action then or thereafter reasonably likely to be necessary shall have been established in a manner satisfactory to the Agent or deposited in cash (or cash equivalents) with the Agent to be held during the pendency of such contest, or such contested amount shall have been duly bonded in accordance with applicable law; (v) if the contest relates to a Legal Requirement under Environmental Law, the conditions set forth in the Environmental Indemnity relating to such contests shall be satisfied; (vi) no risk of sale, forfeiture or loss of any interest in any Individual Property or the Collateral or any part thereof arises during the pendency of such contest; and (vii) such contest does not have and could not reasonably be expected to have a Material Adverse Effect.

         9.2      NMLP Distributions.

                  9.2.1 Notice of Intention to Distribute. At least ten (10) Business Days prior to making any Distribution to its partners, NMLP shall submit to Agent a written statement of its intent to make such Distribution accompanied by an Officer's Certificate reflecting a pro-forma calculation that NMLP will be in compliance with the Financial Covenants and the Cash Sweep Account Test after the proposed Distribution, together with such other documentation and information as Agent may reasonably require ("Notice of Intention to

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




         Distribute") in order to verify that NMLP is entitled to make a Distribution as provided for herein.

                  9.2.2 Conditions Must Be Satisfied. If the Agent objects to such proposed Distribution on the basis that the conditions thereto are not satisfied, or that further information is required, Agent may, by written notice to NMLP given within ten (10) Business Days following receipt of NMLP's Notice of Intention to Distribute, prohibit the proposed Distribution until such time as the Agent is reasonably satisfied that the conditions have been satisfied.

                  9.2.3 Current Information. Once Agent has received a Notice of Intention to Distribute and a Distribution has been made in accordance with the foregoing, subsequent Notices of Intention to Distribute submitted within the next 12 months shall not require the submission of new financial information if NMLP submits a sworn affidavit and unconditional representation that there have been no material adverse changes, unless Agent has a good faith basis for requiring the same.

         9.3      Limited Recourse Provisions.

                  9.3.1      Borrower Fully Liable.

                           (1) NMLP shall be fully liable for the NMLP Loan and
                  the NMLP Obligations to each of the Lenders.

                           (2) T-Two shall be fully liable for the T-Two Loan
                  and the T-Two Obligations to each of the Lenders.

                  9.3.2      Certain Non-Recourse.

                           (1) The NMLP Loan shall be on a non-recourse basis to
                  all limited partners of NMLP, except to the extent provided for in any NMLP Loan Document executed by any such limited partner on its own behalf.

                           (2) The T-Two Loan shall be on a non-recourse basis
                  to all limited partners of T-Two, except to the extent provided for in any T-Two Loan Document executed by any such limited partner on its own behalf.

                  9.3.3 Additional Matters. Nothing contained in this Section
         9.3 or elsewhere shall: (i) limit the right of Agent or any of the Lenders to obtain injunctive relief or to pursue equitable remedies under any of the NMLP Loan Documents or any of the T-Two Loan Documents, excluding only any injunctive relief ordering payment of obligations by any Person or entity for which personal liability does not otherwise exist; or (ii) limit the liability of any attorney, law firm, accountant or other professional who or which renders or provides any written opinion or certificate to Agent or any of the Lenders in connection with the Loan even though such person or entity may be a limited partner of either NMLP or T-Two.

         9.4      Payment of Obligations.

                  9.4.1 Upon the payment in full of the NMLP Obligations, in immediately available funds, including, without limitation, all unreimbursed costs and expenses of the Agent and of each Lender for which NMLP is responsible, the Agent shall release any security and other collateral interests, including, without limitation, the NMLP Payment Direction Letters, rights of setoff and right to freeze granted to the Agent as provided for herein and under the other NMLP Loan Documents and shall execute and deliver such documents and termination statements as NMLP or any other NMLP Loan Party reasonably requests to evidence such termination and release. However, such release by the Agent shall not be deemed to terminate or release any Person from any obligation or liability under the NMLP Loan Documents which specifically by its terms survives the payment in full of the NMLP Obligations.

                  9.4.2 Upon the payment in full of the T-Two Obligations, in immediately available funds, including, without limitation, all unreimbursed costs and expenses of the Agent and of each Lender for which T-Two is responsible, the Agent shall release any security and other collateral interests, including, without limitation, the T-Two Payment Direction Letters, rights of setoff and right to freeze granted to the Agent as provided for herein and under the other T-Two Loan Documents and shall execute and deliver such documents and termination statements as T-Two or any other T-Two Loan Party reasonably requests to evidence such termination and release. However, such release by the Agent shall not be deemed to terminate or release any Person from any obligation or liability under the T-Two Loan Documents which specifically by its terms survives the payment in full of the T-Two Obligations.

         10. EVENTS OF DEFAULT. The following provisions deal with Default, Events of Default, notice, grace and cure periods, and certain rights of Agent following an Event of Default.

         10.1 Default and Events of Default. The term "Default" as used herein or in any of the other Loan Documents shall mean an Event of Default, or any fact or circumstance which constitutes, or upon the lapse of time, or giving of notice, or both, could constitute, an Event of Default. The occurrence of any of the following events, respectively, shall, subject to the giving of any notice or the expiration of any applicable grace period referred to in Section 10.2 without the cure thereof, constitute an "Event of Default" herein. Upon the occurrence of any Event of Default described in Sections 10.1.1(viii) or 10.1.2(viii), any and all Obligations shall become due and payable without any further act on the part of the Agent. Upon the occurrence of any other Event of Default, the Agent may declare any and all Obligations immediately due and payable. The occurrence and continuance of any Event of Default shall also constitute, without notice or demand, a default under all other agreements between the Agent and/or the Lenders and either Borrower and instruments and papers heretofore, now, or hereafter given the Agent and/or the Lenders by either Borrower.

                  10.1.1     NMLP.

                           (1) Failure to Pay the Loans. The failure by NMLP to
                  pay when due any principal of, interest on, or fees in respect of, the NMLP Loan.

                           (2) Failure to Make Other Payments. The failure by
                  NMLP to pay when due (or upon demand, if payable on demand) any payment NMLP Obligation other than any payment NMLP Obligation on account of the principal of, or interest on, or fees in respect of, the NMLP Loan.

                           (3) NMLP Note, NMLP Security Documents, and Other
                  NMLP Loan Documents. Any other default in the performance of any term or provision of the NMLP Note, or of the NMLP Security Documents, or of any of the other NMLP Loan Documents, or a breach, or other failure to satisfy, any other term, provision, condition or warranty under the NMLP Note, the NMLP Security Documents, or any other NMLP Loan Document, regardless of whether any then undisbursed portion of the NMLP Loan is sufficient to cover any payment of money required thereby, and the specific grace period, if any, allowed for the default in question shall have expired without such default having been cured.

                           (4) Default under Other Agreements. The occurrence
                  of any breach of any covenant or NMLP Obligation imposed by, or of any default under, any agreement (including any NMLP Loan Document) between the Agent and/or the Lenders and NMLP, the other NMLP Loan Parties, and/or the Net Lease Partnerships or instrument given by NMLP and such Persons to the Agent and/or the Lenders and the expiry, without cure, of any applicable grace period (notwithstanding that the Agent and/or the Lenders may not have exercised all or any of its/their rights on account of such breach or default).

                           (5) Representations and Warranties. If any
                  representation or warranty made by NMLP or by any of the other NMLP Loan Parties or the NMLP Subsidiaries in the NMLP Loan Documents was untrue or misleading in a manner which could reasonably be expected to have a Material Adverse Effect.

                           (6) Affirmative Covenants. The breach of any covenant
                  contained in Sections 7.1 or 7.3 herein, including, without limitation, the Financial Covenants.

                           (7) Negative Covenants. The breach of any covenant
                  contained in Section 8.1 herein.

                           (8) Financial Status and Insolvency.

                                    (1) NMLP shall: (i) admit in writing its
                           inability to pay its debts generally as they become due; (ii) file a petition in bankruptcy or a petition to take advantage of any insolvency act; (iii) make an assignment for the benefit of creditors; (iv) consent to, or acquiesce in, the appointment of a receiver, liquidator or trustee of itself or of the whole or any substantial part of its properties or assets; (v) file a petition or answer seeking reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under the Federal Bankruptcy laws or any other applicable law; (vi) have a court of competent jurisdiction enter an order, judgment or decree appointing a receiver, liquidator or trustee of NMLP, or of the whole or any substantial part of the property or assets of NMLP, and such order, judgment or decree shall remain unvacated or not set aside or unstayed for sixty (60) days; (vii) have a petition filed against it seeking reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under the Federal Bankruptcy laws or any other applicable law and such petition shall remain undismissed for sixty (60) days; (viii) have, under the provisions of any other law for the relief or aid of debtors, any court of competent jurisdic tion assume custody or control of NMLP or of the whole or any substantial part of its property or assets and such custody or control shall remain unterminated or unstayed for sixty (60) days; or (ix) have an attachment or execution levied against any substantial portion of the property of NMLP or against any substantial portion of the NMLP Collateral which is not discharged or dissolved by a bond within thirty (30) days; or

                                    (2) any such event set forth in subsection A
                           above shall occur with respect to (i) a NMLP
                           Partnership only if the Subsidiary Bankruptcy
                           Test has been triggered, (ii) any Newkirk Indemnitor, or (iii) any NMLP Subsidiary other than a Net Lease Partnership;

                           (9) Loan Documents. If any NMLP Loan Document for
                  any reason other than the satisfaction in full of all NMLP Obligations shall cease to be in full force and effect (other than in accordance with its terms), thereby preventing the Agent and/or the Lenders from obtaining the practical realization of the benefits thereof, or if any NMLP Loan Document shall be declared null and void or any NMLP Loan Party shall claim or declare any such NMLP Loan Document to no longer be in full force and effect or is null and void, or if the Liens and security interests purported to be created by any of the NMLP Loan Documents shall cease to be valid, perfected, first priority (except as otherwise expressly provided herein) security interests;

                           (10) Judgments. One or more judgments or decrees
                  shall be entered against NMLP or any NMLP Loan Party (except for the MLP Holders, the Other Partnerships, or the Partially Owned Limited Partnerships) or NMLP Subsidiary involving a liability (not paid or fully covered by a reputable and solvent insurance company) and such judgments and decrees either shall be final and non-appealable or shall not be vacated, discharged or stayed or bonded pending appeal for any period of sixty (60) consecutive days, and the aggregate amount of all such judgments exceeds $750,000.00;

                           (11) Default of Other Specified Debt and Related
                  Documents. If a Default or Event of Default (regardless of how or if defined) shall occur in any one or more of the following, as to which Default or Event of Default the holder has accelerated the obligations due thereunder and commenced exercising its rights upon such Default or Event of Default:

                                    (1)     The Integrated Obligations; and/or

                                    (2)     Any Mortgage Debt, but only if the
                           Mortgage Debt Test has been triggered.

                           (12) ERISA. (i) If any Plan shall fail to satisfy
                  the minimum funding standard required for any plan year or part thereof or a waiver of such standard or extension of any amortization period is sought or granted under Section 412 of the Code, any Plan shall have had or is likely to have a trustee appointed to administer such Plan, any Plan is, shall have been or is likely to be terminated or to be the subject of termination proceedings under ERISA, any Plan shall have an Unfunded Current Liability, a contribution required to be made to a Plan has not been timely made, NMLP or any NMLP Subsidiary or any ERISA Affiliate has incurred or is likely to incur a liability to or on account of a Plan under Section 409, 502(i), 502(l), 515, 4062, 4063, 4064, 4069, 4201, 4204
                  or 4212 of ERISA or Section 401(a)(29), 4971, 4975 or 4980 of
                  the Code, or NMLP or any NMLP Subsidiary has incurred or is likely to incur liabilities pursuant to one or more employee welfare benefit plans (as defined in Section 3(l) of ERISA) that provide benefits to retired employees or other former employees (other than as required by Section 601 of ERISA) or employee pension benefit plans (as defined in Section 3(2) of ERISA) and any of the foregoing could have a Material Adverse Effect; (ii) if there shall result from any such event or events the imposition of a lien, the granting of a security interest, or a liability or a material risk of incurring a liability which could have, or reasonably be expected to have, a Material Adverse Effect; or (iii) if which lien, security interest or liability, individually, and/or in the aggregate, in the opinion of the Agent could have, or reasonably be expected to have, a Material Adverse Effect.

                           (13) Change of Control. If a Change of Control shall
                  occur.

                           (14) Indictment; Forfeiture. The indictment of, or
                  institution of any legal process or proceeding against, NMLP, any other NMLP Loan Party (except for an Excepted Loan Party), and/or any NMLP Subsidiary under any applicable law where the relief, penalties, or remedies sought or available include the forfeiture of any property of NMLP and/or any other such Person and/or the imposition of any stay or other order, the effect of which could reasonably be expected to have a Material Adverse Effect.

                           (15) Default of Other Obligations. Any failure by
                  NMLP to pay at maturity, or within any applicable grace period, any obligation for borrowed money, or in respect of any capitalized lease, or any failure to observe or perform any material term, covenant or agreement contained in any agreement by which NMLP is bound, evidencing or securing borrowed money, or in respect of any capitalized lease, such that the holder or holders thereof or of any obligations issued thereunder have accelerated the maturity thereof.

                           (16) Termination of NMLP Guaranty or NMLP Consent.
                  The termination or attempted termination of (i) any NMLP Guaranty by any NMLP Guarantor of the Obligations, or (ii) Newkirk Indemnification by any Newkirk Indemnitor.

                           (17) Generally. A default by NMLP in the
                  performance of any term, provision or condition of this Agreement to be performed by NMLP, or a breach, or other failure to satisfy, any other term provision, condition, covenant or warranty under this Agreement and such default remains uncured beyond any applicable specific grace period provided for in this Agreement, or as set forth in Section
                  10.2. below.

                           (18) Other. The occurrence of any Event of Default
                  under Section 10.1.2 below.

                  10.1.2     T-Two.

                           (1) Failure to Pay the Loans. The failure by T-Two to
                  pay when due any principal of, interest on, or fees in respect of, the T-Two Loan.

                           (2) Failure to Make Other Payments. The failure by
                  T-Two to pay when due (or upon demand, if payable on demand) any payment T-Two Obligation other than any payment T-Two Obligation on account of the principal of, or interest on, or fees in respect of, the T-Two Loan.

                           (3) T-Two Note, T-Two Security Documents, and Other
                  T-Two Loan Documents. Any other default in the performance of any term or provision of the T- Two Note, or of the T-Two Security Documents, or of any of the other T-Two Loan Documents, or a breach, or other failure to satisfy, any other term, provision, condition or warranty under the T-Two Note, the T-Two Security Documents, or any other T-Two Loan Document, regardless of whether any then undisbursed portion of the T-Two Loan is sufficient to cover any payment of money required thereby, and the specific grace period, if any, allowed for the default in question shall have expired without such default having been cured.

                           (4) Default under Other Agreements. The occurrence
                  of any breach of any covenant or T-Two Obligation imposed by, or of any default under, any agreement (including any T-Two Loan Document) between the Agent and/or the Lenders and T-Two, the other T-Two Loan Parties, or instrument given by T-Two and such Persons to the Agent and/or the Lenders and the expiry, without cure, of any applicable grace period (notwithstanding that the Agent and/or the Lenders may not have exercised all or any of its/their rights on account of such breach or default).

                           (5) Representations and Warranties. If any
                  representation or warranty made by T-Two or by any of the other T-Two Loan Parties in the T-Two Loan Documents was untrue or misleading in a manner which could reasonably be expected to have a Material Adverse Effect.

                           (6) Affirmative Covenants. The breach of any covenant
                  contained in Sections 7.2 or 7.3 herein, including, without limitation, the Financial Covenants.

                           (7) Negative Covenants. The breach of any covenant
                  contained in Section 8.2 herein.

                           (8) Financial Status and Insolvency.

                                    (1) T-Two shall: (i) admit in writing its
                           inability to pay its debts generally as they become due; (ii) file a petition in bankruptcy or a petition to take advantage of any insolvency act; (iii) make an assignment for the benefit of creditors; (iv) consent to, or acquiesce in, the appointment of a receiver, liquidator or trustee of itself or of the whole or any substantial part of its properties or assets; (v) file a petition or answer seeking reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under the Federal Bankruptcy laws or any other applicable law; (vi) have a court of competent jurisdiction enter an order, judgment or decree appointing a receiver, liquidator or trustee of T-Two, or of the whole or any substantial part of the property or assets of T-Two, and such order, judgment or decree shall remain unvacated or not set aside or unstayed for sixty (60) days; (vii) have a petition filed against it seeking reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under the Federal Bankruptcy laws or any other applicable law and such petition shall remain undismissed for sixty (60) days; (viii) have, under the provisions of any other law for the relief or aid of debtors, any court of competent jurisdic tion assume custody or control of T-Two or of the whole or any substantial part of its property or assets and such custody or control shall remain unterminated or unstayed for sixty (60) days; or (ix) have an attachment or execution levied against any substantial portion of the property of T-Two or against any substantial portion of the T-Two Collateral which is not discharged or dissolved by a bond within thirty (30) days; or

                                    (2) any such event set forth in subsection A
                           above shall occur with respect to any T-Two Loan
                           Party;

                           (9) Loan Documents. If any T-Two Loan Document for
                  any reason other than the satisfaction in full of all T-Two Obligations shall cease to be in full force and effect (other than in accordance with its terms), thereby preventing the Agent and/or the Lenders from obtaining the practical realization of the benefits thereof, or if any T-Two Loan Document shall be declared null and void or any T-Two Loan

                  Party shall claim or declare any such T-Two Loan Document to no longer be in full force and effect or is null and void, or if the Liens and security interests purported to be created by any of the T-Two Loan Documents shall cease to be valid, perfected, first priority (except as otherwise expressly provided herein) security interests;

                           (10) Judgments. One or more judgments or decrees
                  shall be entered against T-Two or any T-Two Loan Party (except for any Excepted Loan Party) involving a liability (not paid or fully covered by a reputable and solvent insurance company) and such judgments and decrees either shall be final and non-appealable or shall not be vacated, discharged or stayed or bonded pending appeal for any period of sixty (60) consecutive days, and the aggregate amount of all such judgments exceeds $750,000.00;

                           (11) ERISA. (i) If any Plan shall fail to satisfy the
                  minimum funding standard required for any plan year or part thereof or a waiver of such standard or extension of any amortization period is sought or granted under Section 412 of the Code, any Plan shall have had or is likely to have a trustee appointed to administer such Plan, any Plan is, shall have been or is likely to be terminated or to be the subject of termination proceedings under ERISA, any Plan shall have an Unfunded Current Liability, a contribution required to be made to a Plan has not been timely made, T-Two or any ERISA Affiliate has incurred or is likely to incur a liability to or on account of a Plan under Section 409, 502(i), 502(l), 515, 4062, 4063, 4064, 4069, 4201, 4204 or 4212 of ERISA or Section
                  401(a)(29), 4971, 4975 or 4980 of the Code, or T-Two has
                  incurred or is likely to incur liabilities pursuant to one or more employee welfare benefit plans (as defined in Section 3(l) of ERISA) that provide benefits to retired employees or other former employees (other than as required by Section 601 of ERISA) or employee pension benefit plans (as defined in
                  Section 3(2) of ERISA) and any of the foregoing could have a Material Adverse Effect; (ii) if there shall result from any such event or events the imposition of a lien, the granting of a security interest, or a liability or a material risk of incurring a liability which could have, or reasonably be expected to have, a Material Adverse Effect; or (iii) if which lien, security interest or liability, individually, and/or in the aggregate, in the opinion of the Agent could have, or reasonably be expected to have, a Material Adverse Effect.

                           (12) Change of Control. If a Change of Control shall
                  occur.

                           (13) Indictment; Forfeiture. The indictment of, or
                  institution of any legal process or proceeding against, T-Two, any other T-Two Loan Party (except for an Excepted Loan Party),under any applicable law where the relief, penalties, or remedies sought or available include the forfeiture of any property of T-Two and/or any other such Person and/or the imposition of any stay or other order, the effect of which could reasonably be expected to have a Material Adverse Effect.

                           (14) Default of Other Obligations. Any failure by
                  T-Two to pay at maturity, or within any applicable grace period, any obligation for borrowed money, or in respect of any capitalized lease, or any failure to observe or perform any material term, covenant or agreement contained in any agreement by which T-Two is bound, evidencing or securing borrowed money, or in respect of any capitalized lease, such that the holder or holders thereof or of any obligations issued thereunder have accelerated the maturity thereof.

                           (15) Termination of T-Two Guaranty or T-Two Consent.
                  The termination or attempted termination of any T-Two Guaranty by any T-Two Guarantor of the Obligations.

                           (16) Generally. A default by T-Two in the performance
                  of any term, provision or condition of this Agreement to be performed by T-Two, or a breach, or other failure to satisfy, any other term provision, condition, covenant or warranty under this Agreement and such default remains uncured beyond any applicable specific grace period provided for in this Agreement, or as set forth in Section 10.2. below.

                           (17) Other. The occurrence of any Event of Default
                  under Section 10.1.1 above.

         10.2 Grace Periods and Notice. As to each of the foregoing events the following provisions relating to grace periods and notice shall apply:

                  10.2.1 No Notice or Grace Period. Except for any grace or notice period specifically provided for in any referenced section of this Agreement, there shall be no grace period and no notice provision with respect to the payment of principal at maturity and no grace period and no notice provision with respect to defaults related to the voluntary filing of bankruptcy or reorganization proceedings or an assignment for the benefit of creditors, or with respect to a breach of warranty or representation as set forth in Section 10.1.1(v), 10.1.2(v) or 10.2.5, or with respect to the breach of any of the affirmative covenants set forth in Sections 7.1.23(ix), 7.3.2, 7.3.3, and 7.3.4, or any Event of Default under Section 10.1.1(xviii) and 10.1.2(xvii).

                  10.2.2 Nonpayment of Interest and Principal. As to the nonpayment of interest, installments of principal, and in connection with a Mandatory Principal Prepayment prior to maturity there shall be a ten (10) Business Day grace period without any requirement of notice from Agent.

                  10.2.3 Other Monetary Defaults. All other monetary defaults shall have a five (5) Business Day grace period following notice from Agent.

                  10.2.4 Nonmonetary Defaults.

                           (1) As to non-monetary default under Section 7.1.2,
                  7.2.2, 7.1.5(i), 7.2.5(i), 7.1.17, 7.1.22, 7.1.23, or 7.1.24,
                  or with respect to the breach of any of the negative covenants set forth in Article 8, there shall be a ten (10) day grace period following notice from Agent of such default;

                           (2) As to non-monetary default under Section
                  7.1.16(i), 7.1.28 or 7.2.22, there shall be a five (5) day grace period following notice from Agent of such default;

                           (3) As to any other non-monetary default, unless
                  there is a specific shorter or longer grace period provided for in this Loan Agreement or in another Loan Document, there shall be a thirty (30) day grace period following notice from Agent or, if such default would reasonably require more than thirty (30) days to cure or remedy, such longer period of time not to exceed a total of ninety (90) days from Agent's notice as may be reasonably required so long as Borrower shall commence reasonable actions to remedy or cure the default within thirty (30) days following such notice and shall diligently prosecute such curative action to completion within such ninety (90) day period. However, where there is an emergency situation in which there is danger to person or property such curative action shall be commenced as promptly as possible. As to breaches of warranties and representations (other than those related to financial information) there shall be a thirty (30) day grace period following notice from Agent.

         11.      REMEDIES.

         11.1 Remedies. Upon the occurrence and during the continuance of an Event of Default, whether or not the indebtedness evidenced by the Notes and secured by the Security Documents shall be due and payable or Agent shall have instituted any foreclosure or other action for the enforcement of the Security Documents or the Notes, Agent may, and shall upon the direction of the Required Lenders, in addition to any other remedies which Agent may have hereunder or under the other Loan Documents, or otherwise, and not in limitation thereof, and in Agent's sole and absolute discretion:

                  11.1.1 Accelerate Debt. Agent may, and with the direction of the Required Lenders shall, declare the indebtedness evidenced by the Notes and secured by the Security Documents immediately due and payable (provided that in the case of a voluntary petition in bankruptcy filed by either Borrower or an involuntary petition in bankruptcy filed against either Borrower (after expiration of the grace period, if any, set forth in Section 10.1.1(viii), 10.1.2(viii)), such acceleration shall be automatic).

                  11.1.2 Pursue Remedies. Agent may, and with the direction of the Required Lenders shall, pursue any and all remedies provided for hereunder, under any one or more of the other Loan Documents, and/or otherwise.

         11.2 Written Waivers. Except as otherwise provided in Section 13.4, if a Default or an Event of Default is waived by the Required Lenders, in its sole discretion, pursuant to a specific written instrument executed by an authorized officer of Agent, the Default or Event of Default so waived shall be deemed to have never occurred.

         11.3 Power of Attorney. For the purpose of exercising the rights granted by this Article 11, as well as any and all other rights and remedies of Agent under the Loan Documents, each Borrower hereby irrevocably constitutes and appoints Agent (or any agent designated by Agent) its true and lawful attorney-in-fact, with full power of substitution, upon the occurrence and during the continuance of any Event of Default, to execute, acknowledge and deliver any instruments and to do and perform any acts in the name and on behalf of each Borrower. In connection with the foregoing power of attorney, each Borrower hereby grants unto the Agent (acting through any of its officers) full power to do any and all things after the occurrence and during the continuance of an Event of Default necessary or appropriate in connection with the exercise of such powers as fully and effectually as each Borrower might or could do, hereby ratifying all that said attorney shall do or cause to be done by virtue of this Agreement. The foregoing power of attorney shall not be affected by any disability or incapacity suffered by each Borrower and shall survive the same. All powers conferred upon the Agent by this Agreement, being coupled with an interest, shall be irrevocable until this Agreement is terminated by a written instrument executed by a duly authorized officer of the Agent.

         12.      SECURITY INTEREST AND SET-OFF.

         12.1 Security Interest. Each Borrower hereby grants to the Agent and each of the Lenders, a continuing lien, security interest and right of setoff as security for all of the Obligations to Agent and each of the Lenders, whether now existing or hereafter arising, upon and against all Depository Accounts, Accounts, deposits, credits, collateral and property, now or hereafter in the possession, custody, safekeeping or control of Agent or any of the Lenders or any entity under the control of FleetBoston Financial Corporation and its successors and assigns, or in transit to any of them.

         12.2 Set-Off. After the occurrence and during the continuance of any Event of Default, any such Depository Accounts, Accounts, deposits, balances or other sums credited by or due from Agent, any affiliate of Agent or FleetBoston Financial Corporation or any of the Lenders, or from any such affiliate of any of the Lenders, to each Borrower may to the fullest extent not prohibited by applicable law at any time or from time to time, without regard to the existence, sufficiency or adequacy of any other collateral, and without notice or compliance with any other condition precedent now or hereafter imposed by statute, rule of law or otherwise, all of which are hereby waived, be set off, appropriated and applied by Agent against any or all of such Borrower's Obligations irrespective of whether demand shall have been made, in such manner as Agent in its sole and absolute discretion may determine. Within three (3) Business Days of making any such set off, appropriation or application, Agent agrees to notify such Borrower thereof, provided the failure to give such notice shall not affect the validity of such set off or appropriation or application. ANY AND ALL RIGHTS TO REQUIRE AGENT OR ANY OF THE LENDERS TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES A LOAN, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF SUCH BORROWER OR ANY GUARANTOR, ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED.

         12.3 Application Each of the Lenders agrees with each other Lender that with respect to this Agreement or under any other Loan Document (a) if an amount to be set off is to be applied to indebtedness of a Borrower or any other Loan Party to such Lender, other than the respective Obligations due to such Lender, such amount shall be applied ratably to such other indebtedness and to such Borrower's Obligations due to such Lender, and (b) if such Lender shall receive from a Borrower or any other Loan Party, whether by voluntary payment, exercise of the right of setoff, counterclaim, cross action, enforcement of the claim due to such Lender by proceedings against such Borrower or any other Loan Party at law or in equity or by proof thereof in bankruptcy, reorganiza tion, liquidation, receivership or similar proceedings, or otherwise, and shall retain and apply to the payment of the Obligations due to such Lender any amount in excess of its ratable portion of the payments received by all of the Lenders with respect to such Borrower's Obligations due to all of the Lenders, such Lender will make such disposition and arrangements with the other Lenders with respect to such excess, either by way of distribution, pro tanto assignment of claims, subrogation or otherwise as shall result in each Lender receiving in respect of the subject Obligations its proportionate payment as contemplated by this Agreement; provided that if all or any part of such excess payment is thereafter recovered from such Lender, such disposition and arrangements shall be rescinded and the amount restored to the extent of such recovery, but without interest.

         12.4 Right to Freeze. The Agent and each of the Lenders shall also have the right, at its option, upon the occurrence and during the continuance of any event which would entitle the Agent and each of the Lenders to set off or debit as set forth in Section 12.2, to freeze, block or segregate any such deposits, balances and other sums so that a Borrower may not access, control or draw upon the same.

         12.5 Additional Rights. The rights of Agent, the Lenders and each affiliate of Agent and each of the Lenders under this Article 12 are in addition to, and not in limitation of, other rights and remedies, including other rights of set off, which Agent or any of the Lenders may have.

         13.      THE AGENT AND THE LENDERS

         13.1     Rights, Duties and Immunities of the Agent.

                  13.1.1 Appointment of Agent. Each Lender hereby irrevocably designates and appoints Fleet National Bank as Agent of such Lender to act as specified herein and in the other Loan Documents, and each such Lender hereby irrevocably authorizes the Agent to take such actions, exercise such powers and perform such duties as are expressly delegated to or conferred upon the Agent by the terms of this Loan Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto. The Agent agrees to act as such upon the express conditions contained in this Article 13. The Agent shall not have any duties or responsibilities except those expressly set forth herein or in the other Loan Documents, nor shall it have any fiduciary relationship with any Lender, and no implied covenants, responsibilities, duties, obligations or liabilities shall be read into this Loan Agreement or otherwise exist against the Agent. The provisions of this Article 13 are solely for the benefit of the Agent and the Lenders, and the Borrowers shall not have any rights as a third party beneficiary of any of the provisions hereof.

                  13.1.2 Administration of Loan by Agent. The Agent shall be responsible for administering the Loan on a day-to-day basis. In the exercise of such administrative duties, the Agent shall use the same diligence and standard of care that is customarily used by the Agent with respect to similar loans held by the Agent solely for its own account.

         Each Lender delegates to the Agent the full right and authority on its behalf to take the following specific actions in connection with its administration of the Loan:

                  (i) to fund each Loan in accordance with the provisions of the Loan Documents, but only to the extent of immediately available funds provided to the Agent by the respective Lenders for such purpose;

                  (ii) to receive all payments of principal, interest, fees and other charges paid by, or on behalf of, each Borrower and, except for fees to which the Agent is entitled pursuant to the Loan Documents or otherwise, to distribute all such funds to the respective Lenders as provided for hereunder;

                  (iii) to keep and maintain complete and accurate files and records of all material matters pertaining to each Loan, and make such files and records available for inspection and copying by each Lender and its respective employees and agents during normal business hours upon reasonable prior notice to the Agent; and

                  (iv) to do or omit doing all such other actions as may be reasonably necessary or incident to the implementation, administration and servicing of the Loans and the rights and duties delegated hereinabove.

                  13.1.3 Delegation of Duties. Without relieving the Agent of its specific responsibilities under this Article 13, the Agent may execute any of its duties under this Loan Agreement or any other Loan Document by or through its agents or attorneys-in-fact, and shall be entitled to the advice of counsel concerning all matters pertaining to its rights and duties hereunder or under the Loan Documents. The Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

                  13.1.4 Exculpatory Provisions. Neither the Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates shall be liable for any action lawfully taken or omitted to be taken by it or them under or in connection with this Loan Agreement or the other Loan Documents, except for its or their gross negligence or willful misconduct. Neither the Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates shall be responsible for or have any duty to ascertain, inquire into, or verify
         (i) any recital, statement, representation or warranty made by either Borrower or any of its officers or agents contained in this Loan Agreement or the other Loan Documents or in any certificate or other document delivered in connection therewith; (ii) the performance or observance of any of the covenants or agreements contained in, or the conditions of, this Loan Agreement or the other Loan Documents; (iii) the state or condition of any properties of a Borrower or any other obligor hereunder constituting Collateral for the Obligations of either Borrower hereunder, or any information contained in the books or records of either Borrower; (iv) the validity, enforceability, collectibility, effectiveness or genuineness of this Loan Agreement or any other Loan Document or any other certificate, document or instrument furnished in connection therewith; or (v) the validity, priority or perfection of any lien securing or purporting to secure any Obligations or the value or sufficiency of any of the Collateral.

                  13.1.5 Reliance by Agent. The Agent shall be entitled to rely, and shall be fully protected in relying, upon any notice, consent, certificate, affidavit, or other document or writing believed by it to be genuine and correct and to have been signed, sent or made by the proper person or persons, and upon the advice and statements of legal counsel (including, without, limitation, counsel to each Borrower), independent accountants and other experts selected by the Agent. The Agent shall be fully justified in failing or refusing to take any action under this Loan Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of the taking or failing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Loan Agreement and the other Loan Documents in accordance with any written request of the Required Lenders, and each such request of the Required Lenders, and any action taken or failure to act by the Agent pursuant thereto, shall be binding upon all of the Lenders; provided, however, that the Agent shall not be required in any event to act, or to refrain from acting, in any manner which is contrary to the Loan Documents or to applicable law.

                  13.1.6 Notice of Default. The Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default unless the Agent has actual knowledge of the same or has received notice from a Lender or a Borrower referring to this Loan Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". In the event that the Agent obtains such actual knowledge or receives such a notice, the Agent shall give prompt notice thereof to each of the Lenders. The Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders. Unless and until the Agent shall have received such direction, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to any such Default or Event of Default as it shall deem advisable in the best interest of the Lenders.

                  13.1.7 Lenders' Credit Decisions. Each Lender acknowledges that it has, independently and without reliance upon the Agent or any other Lender, and based on the financial statements prepared by each Borrower and such other documents and information as it has deemed appropriate, made its own credit analysis and investigation into the business, assets, operations, property, and financial and other condition of each Borrower and has made its own decision to enter into this Loan Agreement and the other Loan Documents. Each Lender also acknowledges that it will, independently and without reliance upon the Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in determining whether or not conditions precedent to Closing any Loan hereunder have been satisfied and in taking or not taking any action under this Loan Agreement and the other Loan Documents.

                  13.1.8 Agent's Reimbursement and Indemnification. The Lenders agree to reimburse and indemnify the Agent, ratably in proportion to their respective Commitments, for (i) any amounts not reimbursed by a Borrower for which the Agent is entitled to reimbursement by a Borrower under this Loan Agreement or the other Loan Documents, (ii) any other expenses incurred by the Agent on behalf of the Lenders in connection with the preparation, execution, delivery, administration, amendment, waiver and/or enforcement of this Loan Agreement and the other Loan Documents, and (iii) any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever which may imposed on, incurred by or asserted against the Agent in any way relating to or arising out of this Loan Agreement or the other Loan Documents or any other document delivered in connection therewith or any transaction contemplated thereby, or the enforcement of any of the terms hereof or thereof, provided that no Lender shall be liable for any of the foregoing to the extent that they arise from the gross negligence or willful misconduct of the Agent. If any indemnity furnished to the Agent for any purpose shall, in the opinion of the Agent, be insufficient or become impaired, the Agent may call for additional indemnity and cease, or not commence, to do the action indemnified against until such additional indemnity is furnished.

                  13.1.9 Agent in its Individual Capacity. With respect to its Commitment as a Lender, and the Loans made by it and any Note issued to it, the Agent shall have the same rights and powers hereunder and under any other Loan Document as any Lender and may exercise the same as though it were not the Agent, and the term "Lender" or "Lenders" shall, unless the context otherwise indicates, include the Agent in its individual capacity. The Agent and its subsidiaries and affiliates may accept deposits from, lend money to, and generally engage in any kind of commercial or investment banking, trust, advisory or other business with each Borrower or any subsidiary or affiliate of either Borrower as if it were not the Agent hereunder.

                  13.1.10 Successor Agent. The Agent may resign at any time by giving thirty (30) days' prior written notice to the Lenders and each Borrower. The Required Lenders, for cause, may remove Agent at any time by giving thirty (30) days' prior written notice to the Agent, the Borrower and the other Lenders. Upon any such resignation or removal, the Required Lenders shall have the right to appoint a successor Agent. If no successor Agent shall have been so appointed by the Required Lenders and accepted such appointment within thirty (30) days after the retiring Agent's giving notice of resignation or the Required Lenders' giving notice of removal, as the case may be, then the retiring Agent may appoint, on behalf of each Borrower and the Lenders, a successor Agent. Each such successor Agent shall be a financial institution which meets the requirements of an Eligible Assignee. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents. After any retiring Agent's resignation hereunder, the provisions of this Article 13 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Agent hereunder.

                  13.1.11 Duties in the Case of Enforcement. In case one or more Events of Default have occurred and shall be continuing, and whether or not acceleration of any Obligations shall have occurred, the Agent shall, at the request, or may, upon the consent, of the Required Lenders, and provided that the Lenders have given to the Agent such additional indemnities and assurances against expenses and liabilities as the Agent may reasonably request, proceed to enforce the provisions of this Loan Agreement and the other Loan Documents respecting the foreclosure, the sale, or other disposition of all or any part of the Collateral and the exercise of any other legal or equitable rights or remedies as it may have hereunder or under any other Loan Document or otherwise by virtue of applicable law, or to refrain from so acting if similarly requested by the Required Lenders. The Agent shall be fully protected in so acting or refraining from acting upon the instruction of the Required Lenders, and such instruction shall be binding upon all the Lenders. The Required Lenders may direct the Agent in writing as to the method and the extent of any such foreclosure, sale or other disposition or the exercise of any other right or remedy, the Lenders hereby agreeing to indemnify and hold the Agent harmless from all costs and liabilities incurred in respect of all actions taken or omitted in accordance with such direction, provided that the Agent need not comply with any such direction to the extent that the Agent reasonably believes the Agent's compliance with such direction to be unlawful or commercially unreasonable in any applicable jurisdiction. The Agent may, in its discretion but without obligation, in the absence of direction from the Required Lenders, take such interim actions as it believes necessary to preserve the rights of the Lenders hereunder and in and to any Collateral securing any of the Obligations, including but not limited to petitioning a court for injunctive relief, appointment of a receiver or preservation of the proceeds of any Collateral. Each of the Lenders acknowledges and agrees that no individual Lender may separately enforce or exercise any of the provisions of any of the Loan Documents, including without limitation the Notes, other than through the Agent.

         13.2     Respecting Loans and Payments.

                  13.2.1 Procedures for Loans. Agent shall give written notice to each Lender of each request for a Loan, or conversion of an existing Loan from a Variable Rate Advance to an Effective LIBO Rate Advance, by facsimile transmission, hand delivery or overnight courier, not later than 11:00 a.m. (Boston time) (i) two (2) Business Days prior to any Effective LIBO Rate Advance or conversion to an Effective LIBO Rate Advance, or (ii) one (1) Business Day prior to any Variable Rate Advance. Each such notice shall be accompanied by a written summary of the request for a Loan and shall specify (a) the date of the requested Loan, (b) the aggregate amount of the requested Loan, (c) each Lender's pro rata share of the requested Loan, and (d) the applicable interest rate selected by the subject Borrower with respect to such Loan, or any portion thereof, together with the applicable Interest Period, if any, selected, or deemed selected, by such Borrower. Each Lender shall, before 11:00 a.m. (Boston time) on the date set forth in any such request for a Loan, make available to Agent, at an account to be designated by Agent at Fleet National Bank in Boston, Massachusetts, in same day funds, each Lender's ratable portion of the requested Loan. After Agent's receipt of such funds and upon Agent's determination that the applicable conditions to making the requested Loan have been fulfilled, Agent shall make such funds available to such Borrower as provided for in this Loan Agreement. Within a reasonable period of time following the making of each Loan, but in no event later than ten (10) Business Days following such Loan, Agent shall deliver to each Lender a copy of such Borrower's request for Loan. Promptly after receipt by Agent of written request from any Lender, Agent shall deliver to the requesting Lender the accompanying certifications and such other instruments,

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



         documents, certifications and approvals delivered by or on behalf of such Borrower to Agent in support of the requested Loan.

                  13.2.2 Nature of Obligations of Lenders. The obligations of the Lenders hereunder are several and not joint. Failure of any Lender to fulfill that its obligations hereunder shall not result in any other Lender becoming obligated to advance more than its Commitment Percentage of the Loan, nor shall such failure release or diminish the obligations of any other Lender to fund its Commitment Percentage provided herein. The full proceeds of each Loan shall be funded on the Funding Date.

                  13.2.3 Payments to Agent. All payments of principal of and interest on the Loans or the Note shall be made to the Agent by the subject Borrower or any other obligor or guarantor for the account of the Lenders in immediately available funds as provided in the Note and this Loan Agreement. Except as otherwise expressly provided herein, including, without limitation, as set forth under Section 2.3, the Agent agrees promptly to distribute to each Lender, on the same Business Day upon which each such payment is made, such Lender's proportionate share of each such payment in immediately available funds excluding Liquidation Proceeds which shall be distributed in accordance with Section 13.2.4 below. The Agent shall upon each distribution promptly notify such Borrower of such distribution and each Lender of the amounts distributed to it applicable to principal of, and interest on, the proportionate share held by the applicable Lender. Each payment to the Agent under the first sentence of this Section shall constitute a payment by the subject Borrower to each Lender in all cases in accordance with their proportional share based on their respective Commitment Percentages, and any such payment to the Agent shall not be considered outstanding for any purpose after the date of such payment by such Borrower to the Agent without regard to whether or when the Agent makes distribution thereof as provided above. If any payment received by the Agent from a Borrower is insufficient to pay both all accrued interest and all principal then due and owing, the Agent shall first apply such payment to all outstanding interest until paid in full and shall then apply the remainder of such payment to all principal then due and owing, and shall distribute the payment to each Lender accordingly.

                  13.2.4 Distribution of Liquidation Proceeds. Subject to the terms and conditions hereof, the Agent shall distribute all Liquidation Proceeds in the order and manner set forth below:

         First: To the Agent, towards any fees and any expenses for which the Agent is entitled to reimbursement under this Agreement or the other Loan Documents not theretofore paid to the Agent.

         Second: To all applicable Lenders in accordance with their proportional share based upon their respective Commitment Percentages until all Lenders have been reimbursed for all expenses which such Lenders have previously paid to the Agent and not theretofore paid to such Lenders.

         Third: To all Lenders in accordance with their proportional share based upon their respective Commitment Percentages until all Lenders have been paid in full all principal and interest due to such Lenders under the Loans in order of priority as between the Loans as determined by the Agent, with each Lender applying such proceeds for purposes of this Agreement against the outstanding principal balance and accrued and unpaid interest due to such Lender under the Loans in such fashion and priority as the Agent may direct.

         Fourth: To all applicable Lenders in accordance with their proportional share based upon their respective Commitment Percentages until all Lenders have been paid in full all other amounts due to such Lenders under the Loans including, without limitation, any costs and expenses incurred directly by such Lenders to the extent such costs and expenses are reimbursable to such Lenders by the Borrower under the Loan Documents.

         Fifth: To Fleet National Bank (or any successor thereto) with respect to the Obligations specifically arising on account of any Interest Rate Protection Agreement, if issued by Fleet National Bank.

         Sixth: To a Borrower or such third parties as may be entitled to claim Liquidation Proceeds.

                  13.2.5 Adjustments. If, after Agent has paid each Lender's proportionate share of any payment received or applied by Agent in respect of either Loan and other Obligations, that payment is rescinded or must otherwise be returned or paid over by Agent, whether pursuant to any bankruptcy or insolvency law, sharing of payments clause of any loan agreement or otherwise, such Lender shall, at Agent's request, promptly return its proportionate share of such payment or application to Agent, together with the Lender's proportionate share of any interest or other amount required to be paid by Agent with respect to such payment or application.

                  13.2.6 Setoff. If any Lender (including the Agent), acting in its individual capacity, shall exercise any right of setoff against a deposit balance or other account of either Borrower held by such Lender on account of the obligations of such Borrower under this Loan Agreement, such Lender shall remit to the Agent all such sums received pursuant to the exercise of such right of setoff, and the Agent shall apply all such sums for the benefit of all of the Lenders hereunder in accordance with the terms of this Loan Agreement.

                  13.2.7 Distribution by Agent. If in the opinion of the Agent distribution of any amount received by it in such capacity hereunder or under either Note or under any of the other Loan Documents might involve any liability, it may refrain from making distribution until its right to make distribution shall have been adjudicated by a court of competent jurisdiction or has been resolved by the mutual consent of all Lenders. In addition, the Agent may request full and complete indemnity, in form and substance satisfactory to it, prior to making any such distribution. If a court of competent jurisdiction shall adjudge that any amount received and distributed by the Agent is to be repaid, each person to whom any such distribution shall have been made shall either repay to the Agent its proportionate share of the amount so adjudged to be repaid or shall pay over to the same in such manner and to such Persons as shall be determined by such court.

                  13.2.8 Delinquent Lender. If for any reason any Lender shall fail or refuse to abide by its obligations under this Loan Agreement, including without limitation its obligation to make available to Agent its pro rata share of any Loans, expenses or setoff (a "Delinquent Lender") and such failure is not cured within ten (10) days of receipt from the Agent of written notice thereof, then, in addition to the rights and remedies that may be available to Agent, other Lenders, each Borrower or any other party at law or in equity, and not at limitation thereof, (i) such Delinquent Lender's right to participate in the administration of, or decision-making rights related to, the Loans, this Loan Agreement or the other Loan Documents shall be suspended during the pendency of such failure or refusal, and (ii) a Delinquent Lender shall be deemed to have assigned any and all payments due to it from each Borrower, whether on account of outstanding Loans, interest, fees or otherwise, to the remaining non-delinquent Lenders for application to, and reduction of, their proportionate shares of all outstanding Loans until, as a result of application of such assigned payments the Lenders' respective pro rata shares of all outstanding Loans shall have returned to those in effect immediately prior to such delinquency and without giving effect to the nonpayment causing such delinquency. The Delinquent Lender's decision-making and participation rights and rights to payments as set forth in clauses (i) and (ii) hereinabove shall be restored only upon the payment by the Delinquent Lender of its pro rata share of any Loans or expenses as to which it is delinquent, together with interest thereon at the Default Rate from the date when originally due until the date upon which any such amounts are actually paid.

         The non-delinquent Lenders shall also have the right, but not the obligation, in their respective, sole and absolute discretion, to acquire for no cash consideration (pro rata, based on the respective Commitments of those Lenders electing to exercise such right) the Delinquent Lender's Commitment to fund future Loans (the "Future Commitment"). Upon any such purchase of the pro rata share of any Delinquent Lender's Future Commitment, the Delinquent Lender's share in future Loans and its rights under the Loan Documents with respect thereto shall terminate on the date of purchase, and the Delinquent Lender shall promptly execute all documents reasonably requested to surrender and transfer such interest, including, if so requested, an Assignment and Acceptance. Each Delinquent Lender shall indemnify Agent and each non-delinquent Lender from and against any and all loss, damage or expenses, including but not limited to reasonable attorneys' fees and funds advanced by Agent or by any non-delinquent Lender, on account of a Delinquent Lender's failure to timely fund its pro rata share of a Loan or to otherwise perform its obligations under the Loan Documents.

                  13.2.9 Holders. The Agent may deem and treat the Lender designated in the Register as the proportionate owner of such interest in the Note for all purposes hereof unless and until a written notice of the assignment, transfer or endorsement thereof, as the case may be, shall have been filed with the Agent. Any request, authority or consent of any Person who, at the time of making such request or giving such authority or consent, is the holder of any designated interest in the Note shall be conclusive and binding on any subsequent holder, transferee or endorsee, as the case may be, of such interest in the Notes or of any Note or Notes issued in exchange therefor.

         13.3     Assignment and Participation.

                  13.3.1 Conditions to Assignment by Lenders. Except as provided herein, each Lender may assign to one or more Eligible Assignees all or a portion of its interests, rights and obligations under this Loan Agreement (including all or a portion of its Commitment Percentage and Commitment and the same portion of each of the Loans at the time owing to it and the portion of the Notes held by it), upon satisfaction of the following conditions: (a) each of the Agent and each Borrower shall have given its prior written consent to such assignment, which consent shall not be unreasonably withheld, delayed or conditioned by either the Agent or the Borrowers (provided that, in the case of the Borrowers, such consent shall not be required if a Default or Event of Default shall have occurred and be continuing and provided, further, such consent shall not be required from either the Agent or the Borrower in connection with any assignment as to which (i) the assignee is an existing Lender (other than a Delinquent Lender) or (ii) an Affiliate or a Related Fund of the assigning Lender); (b) each such assignment shall be of a constant, and not a varying, percentage of all the assigning Lender's rights and obligations under this Loan Agreement, (c) each assignment shall be in an amount that is at least $1,000,000.00 and is a whole multiple of $1,000,000.00 (provided, such minimum amount shall not apply if the assigning Lender is assigning its entire remaining interest in the Loans), (d) each Lender which is a Lender at the time of such assignment shall retain, free of any such assignment, an amount of its

         Commitment of not less than $1,000,000.00 (provided, such minimum amount shall not apply if the assigning Lender is assigning its entire remaining interest in the Loans), (e) each assignment shall consist of an assignment from the assigning Lender's of a pro rata interest in each of the NMLP Loan and the T-Two Loan, and (f) the parties to such assignment shall execute and deliver to the Agent, for recording in the Register (as hereinafter defined), an Assignment and Acceptance, substantially in the form of Exhibit H hereto (an "Assignment and Acceptance"). Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be at least five (5) Business Days after the execution thereof (or such shorter period of time as may be agreed to by the Agent), (x) the assignee thereunder shall be a party hereto and, to the extent provided in such Assignment and Acceptance, have the rights and obligations of a Lender hereunder, and
         (y) the assigning Lender shall, to the extent provided in such assignment and upon payment to the Agent of the registration fee referred to in Section 13.3.3, be released from its obligations under this Loan Agreement. No Lender may separately assign an interest in a Loan; each assignment must be of a pro rata interest in each Loan.

                  13.3.2 Certain Representations and Warranties. Limitations, Covenants. By executing and delivering an Assignment and Acceptance, the parties to the assignment thereunder confirm to and agree with each other and the other parties hereto as follows:

                  (a) other than the representation and warranty that it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse claim, unless specifically agreed in writing otherwise by the assigning Lender, the assigning Lender makes no representation or warranty, express or implied, and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Loan Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Loan Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or the attachment, perfection or priority of any security interest or mortgage;

                  (b) unless specifically agreed in writing otherwise by the assigning Lender, the assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of either Borrower and its affiliates, related entities or subsidiaries or any other person primarily or secondarily liable in respect of any of the Obligations, or the performance or observance by either Borrower or any other Person primarily or secondarily liable in respect of any of the Obligations of any of their obligations under this Loan Agreement or any of the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto;

                  (c) such assignee confirms that it has received a copy of this Loan Agreement, together with copies of the most recent financial statements provided by each Borrower as required by the terms of this Loan Agreement, together with such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance;

                  (d) unless specifically agreed in writing otherwise by the assigning Lender, such assignee will, independently and without reliance upon the assigning Lender, the Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Loan Agreement;

                  (e) such assignee represents and warrants that it is an Eligible Assignee;

                  (f) such assignee appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Loan Agreement and the other Loan Documents as are delegated to the Agent by the terms hereof or thereof, together with such powers as are reasonably incidental thereto;

                  (g) such assignee agrees that it will perform in accordance with their terms all of the obligations that by the terms of this Loan Agreement are required to be performed by it as a Lender; and

                  (h) such assignee represents and warrants that it is legally authorized to enter into such Assignment and Acceptance.

                  13.3.3 Register. The Agent shall maintain a copy of each Assignment and Acceptance delivered to it and a register or similar list (the "Register") for the recordation of the names and addresses of the Lenders and the Commitment Percentage of, and principal amount of the Loans owing to the Lenders from time to time. The entries in the Register shall be conclusive, in the absence of manifest error, and each Borrower, the Agent and the Lenders may treat each person whose name is recorded in the Register as a Lender hereunder for all purposes of this Loan Agreement. The Register shall be available for inspection by each Borrower and the Lenders at any reasonable time and from time to time upon reasonable prior notice. Upon each such recordation, the assigning Lender agrees to pay to the Agent a registration fee in the sum of $3,500.00, except there shall be no such registration fee if the assignment is to an Affiliate or Related Fund of the assigning Lender.

                  13.3.4 Register Notation. Upon its receipt of an Assignment and Acceptance executed by the parties to such assignment, the Agent shall (a) record the information contained therein in the Register, and
         (b) give prompt notice thereof to each Borrower and the Lenders (other than the assigning Lender).

                  13.3.5 Participations. Each Lender may sell participations to one or more banks or other financial institutions in all or a portion of such Lender's rights and obligations under this Loan Agreement and the other Loan Documents; provided that (a) each such participation shall be in a minimum amount of $1,000,000.00 (provided, such minimum amount shall not apply to participations with Affiliates or Related Funds of the assigning Lender), (b) each participant shall meet the requirements of an Eligible Assignee, (c) any such sale or participation shall not affect the rights and duties of the selling Lender hereunder to each Borrower, (d) each participation shall consist of a pro rata interest in each of the NMLP Loan and the T-Two Loan, and
         (e) the only rights granted to the participant pursuant to such participation arrangements with respect to waivers, amendments or modifications of the Loan Documents shall be the rights to approve waivers, amendments or modifications that would reduce the principal of or the interest rate on any Loans, extend the term or increase the amount of the Commitment of such Lender as it relates to such participant, reduce the amount of any commitment fees to which such participant is entitled or extend any regularly scheduled payment date for principal or interest. No Lender may separately participate an interest in a Loan; each participation must be of a pro rata interest in each Loan.

                  13.3.6 Disclosure. Each Borrower agrees that in addition to disclosures made in accordance with standard and customary banking practices any Lender may disclose information obtained by such Lender pursuant to this Loan Agreement to assignees, pledgees, or participants and potential assignees, pledgees, or participants hereunder (other than a competitor of a Borrower); provided that such assignees, pledgees, or participants or potential assignees or participants shall agree (other than any Lender's affiliate or any regulatory body or legal authority having jurisdiction over such Lender) (a) to treat in confidence such information unless such information otherwise becomes public knowledge, (b) not to disclose such information to a third party, except as required by law or legal process and (c) not to make use of such information for purposes of transactions unrelated to such contemplated assignment or participation.

                  13.3.7 Miscellaneous Assignment Provisions. Any assigning Lender shall retain its rights to be indemnified pursuant to Sections
         7.1.21 and 7.2.17 with respect to any claims or actions arising prior to the date of such assignment. If any assignee Lender is not incorporated under the laws of the United States of America or any state thereof, it shall, prior to the date on which any interest or fees are payable hereunder or under any of the other Loan Documents for its account, deliver to each Borrower and the Agent Certificates of Exemption, as provided in Section 2.7.3. Anything contained in this
         Section 13.3.7 to the contrary notwithstanding, any Lender may at any time pledge all or any portion of its interest and rights under this Loan Agreement (including all or any portion of its Notes) (i) to any of the twelve Federal Reserve Banks organized under ss.4 of the Federal Reserve Act, 12 U.S.C. ss.341, (ii) in case of any Lender that is a fund, to any holders of obligations owed or securities issued by such Lender or to any trustee for or other representative of such holders, or (iii) as approved by the Agent. No such pledge or the enforcement thereof shall release the pledgor Lender from its obligations hereunder or under any of the other Loan Documents.

         13.4     Administrative Matters.

                  13.4.1 Amendment, Waiver, Consent, Etc. Except as otherwise provided herein or as to any term or provision hereof which provides for the consent or approval of the Agent, no term or provision of this Loan Agreement or any other Loan Document may be changed, waived, discharged or terminated, nor may any consent required or permitted by this Loan Agreement or any other Loan Document be given, unless such change, waiver, discharge, termination or consent receives the written approval of the Required Lenders.

         Notwithstanding the foregoing, the unanimous written approval of all the Lenders (other than a Defaulting Lender) shall be required with respect to any proposed amendment, waiver, discharge, termination, or consent which:

                  (i) has the effect of (a) extending the final scheduled maturity or the date of any amortization payment of any Loan or Note,
         (b) reducing the rate or extending the time of payment of interest or fees thereon, (c) increasing or reducing the principal amount thereof, or (d) otherwise postponing or forgiving any indebtedness thereunder,

                  (ii) releases or discharges any material portion of any Collateral, or subordinates the Agent's lien thereon, other than in accordance with the express provisions of the Loan Documents,

                  (iii) amends, modifies or waives any provisions of this
         Section 13.4,

                  (iv) amends, modifies or waives any of the Financial
         Covenants,

                  (v) reduces the percentage specified in the definition of Required Lenders,

                  (vi) except as otherwise provided in the Loan Agreement, changes the amount of any Lender's Commitment or Commitment Percentage,

                  (vii) releases or waives any guaranty of the Obligations or indemnifications provided in the Loan Documents, or subordinates the Agent's interest therein,

                  (viii) modifies any prepayment events (mandatory or optional) or the application of proceeds from such events,

                  (ix) amends, modifies or waives in any material and adverse manner the intended comprehensive cash management of NMLP and T-Two and their respective Subsidiaries, or

                  (ix) modifies the provisions of Section 13.2.4 as to the disposition of Liquidation Proceeds,

and provided, further, that without the consent of the Agent, no such action shall amend, modify or waive any provision of this Article or any other provision of any Loan Document which relates to the rights or obligations of the Agent.

                  13.4.2 Deemed Consent or Approval. With respect to any requested amendment, waiver, consent or other action which requires the approval of the Required Lenders or all of the Lenders, as the case may be, in accordance with the terms of this Loan Agreement, or if the Agent is required hereunder to seek, or desires to seek, the approval of the Required Lenders or all of the Lenders, as the case may be, prior to undertaking a particular action or course of conduct, the Agent in each such case shall provide each Lender with written notice of any such request for amendment, waiver or consent or any other requested or proposed action or course of conduct, accompanied by such detailed background information and explanations as may be reasonably necessary to determine whether to approve or disapprove such amendment, waiver, consent or other action or course of conduct. The Agent may (but shall not be required to) include in any such notice, printed in capital letters or boldface type, a legend substantially to the following effect:

         "THIS COMMUNICATION REQUIRES IMMEDIATE RESPONSE. FAILURE TO RESPOND WITHIN TEN (10) CALENDAR DAYS FROM THE RECEIPT OF THIS COMMUNICATION SHALL CONSTITUTE A DEEMED APPROVAL BY THE ADDRESSEE OF THE ACTION REQUESTED BY THE SUBJECT BORROWER OR THE COURSE OF CONDUCT PROPOSED BY THE AGENT AND RECITED ABOVE,"

and if the foregoing legend is included by the Agent in its communication, a Lender shall be deemed to have approved or consented to such action or course of conduct for all purposes hereunder if such Lender fails to object to such action or course of conduct by written notice to the Agent within ten (10) calendar days of such Lender's receipt of such notice.

         13.5 Syndication Agent. Notwithstanding the provisions of this Agreement or of the other Loan Documents, the Syndication Agent shall have no powers, rights, duties, responsibilities or liabilities with respect to this Agreement and the other Loan Documents. To the extent requested by the Agent, the Syndication Agent has coordinated, or will coordinate, the initial syndication of the Loan and the assignment of interests in the Loan.

         14.      GENERAL PROVISIONS.

                  14.1 Notices. Any notice or other communication in connection with this Loan Agreement, the NoteS, the Security Documents, or any of the other Loan Documents, shall be in writing, and (i) deposited in the United States Mail, postage prepaid, by registered or certified mail, or (ii) hand delivered by any commercially recognized courier service or overnight delivery service such as Federal Express, or (iii) sent by facsimile transmission if a FAX Number is designated below addressed:

If to NMLP:

                           Newkirk Master Limited Partnership
                           100 Jericho Quadrangle, Suite 214
                           Jericho, New York 11753
                           Attention: Peter Braverman, Executive Vice President FAX Number: (516) 433-2777

                           And

                           Newkirk Master Limited Partnership
                           7 Bulfinch Place, Suite 500
                           Boston, Massachusetts 02114
                           Attention: Carolyn Tiffany, Chief Operating Officer FAX Number: (617) 570-4710

with copies by regular mail or such hand delivery or facsimile transmission to:

                           Post & Heymann, LLP
                           100 Jericho Quadrangle, Suite 214
                           Jericho, New York 11753
                           Attention: David J. Heymann, Esquire
                           FAX Number:                (516) 433-2777

                           And

                           Sullivan & Cromwell
                           125 Broad Street
                           New York, New York 10004
                           Attention: Arthur Adler, Esquire
                           FAX Number:                  (212) 558-1600

If to T-Two:

                           T-Two Partners, L.P.
                           100 Jericho Quadrangle, Suite 214
                           Jericho, New York 11753
                           Attention: Peter Braverman, Executive Vice President FAX Number: (516) 433-2777

                           And

                           T-Two Partners, L.P.
                           7 Bulfinch Place, Suite 500
                           Boston, Massachusetts 02114
                           Attention: Carolyn Tiffany, Senior Vice President FAX Number: (617) 570-4710

with copies by regular mail or such hand delivery or facsimile transmission to:

                           Post & Heymann, LLP
                           100 Jericho Quadrangle, Suite 214
                           Jericho, New York 11753
                           Attention: David J. Heymann, Esquire
                           FAX Number:                (516) 433-2777

                           And

                           Sullivan & Cromwell
                           125 Broad Street
                           New York, New York 10004
                           Attention: Arthur Adler, Esquire
                           FAX Number:                  (212) 558-1600


If to the Borrower to each of NMLP and T-Two in the manner provided for above.


If to Agent:
                           Fleet National Bank
                           100 Federal Street
                           Boston, Massachusetts 02110
                           Attention: Scott C. Dow, Managing Director
                           FAX Number: (617) 434-0645

                           And


                           Attention: Commercial Real Estate Loan
                             Administration Manager,

with copies by regular mail or such hand delivery or facsimile transmission to:


                           Riemer & Braunstein LLP
                           Three Center Plaza
                           Boston, Massachusetts 02108
                           Attention: Steven J. Weinstein, Esquire
                           FAX Number: (617) 880-3456

If to Fleet National Bank:

                           Fleet National Bank
                           100 Federal Street
                           Boston, Massachusetts 02110
                           Attention: Scott C. Dow, Managing Director
                           FAX Number: (617) 434-0645

                           And

                           Attention: Commercial Real Estate Loan
                                      Administration Manager,

with copies by regular mail or such hand delivery or facsimile transmission to:

                           Riemer & Braunstein LLP
                           Three Center Plaza
                           Boston, Massachusetts 02108
                           Attention: Steven J. Weinstein, Esquire
                           FAX Number: (617) 692-3503

If to the Co-Lender, to the addresses set forth on the signature page or to such addresses as set forth in the Assignment and Acceptance.

Any such addressee may change its address for such notices to such other address in the United States as such addressee shall have specified by written notice given as set forth above. All periods of notice shall be measured from the deemed date of delivery.

         A notice shall be deemed to have been given, delivered and received for the purposes of all Loan Documents upon the earliest of: (i) if sent by such certified or registered mail, on the third Business Day following the date of postmark, or (ii) if hand delivered at the specified address by such courier or overnight delivery service, when so delivered or tendered for delivery during customary business hours on a Business Day, or (iii) if so mailed, on the date of actual receipt as evidenced by the return receipt, or (iv) if so delivered, upon actual receipt, or (v) if facsimile transmission is a permitted means of giving notice, upon receipt as evidenced by confirmation.

         14.2 Limitations on Assignment. Neither Borrower may assign this Agreement or the monies due thereunder without the prior written consent of all of the Lenders in each instance, but in such event Lenders may nevertheless at their option make the Loan under this Agreement to such Borrower or to those who succeed to the title of such Borrower and all sums so advanced by Lenders shall be deemed a Loan Advance under this Agreement and not to be modifications thereof and shall be secured by all of the Collateral for the subject's Borrower's Obligations given at any time in connection herewith.

         14.3 Further Assurances. Each Borrower shall upon request from Agent from time to time execute, seal, acknowledge and deliver such further instruments or documents which Agent may reasonably require to better perfect and confirm its rights and remedies hereunder, under the Notes, under the Security Documents and under each of the other Loan Documents.

         14.4     Payments.

                  14.4.1 NMLP Payments. All payments under the NMLP Note shall be applied first to the payment of all fees, expenses and other amounts due to the Agent (excluding principal and interest) and, to the extent reimbursement is provided for herein, the Lenders, then to accrued interest, and the balance on account of outstanding principal under the NMLP Note; provided, however, that after an Event of Default, Liquidation Proceeds will be applied to the Obligations of each Borrower to Agent and the Lenders as otherwise provided for herein.

                  14.4.2 T-Two Payments. All payments under the T-Two Note shall be applied first to the payment of all fees, expenses and other amounts due to the Agent (excluding principal and interest) and, to the extent reimbursement is provided for herein, the Lenders, then to accrued interest, and the balance on account of outstanding principal under the T-Two Note; provided, however, that after an Event of Default, Liquidation Proceeds will be applied to the Obligations of each Borrower to Agent and the Lenders as otherwise provided for herein.

         14.5 Parties Bound. The provisions of this Agreement and of each of the other Loan Documents shall be binding upon and inure to the benefit of each Borrower, the Agent and each of the Lenders and their respective successors and assigns, except as otherwise prohibited by this Agreement or any of the other Loan Documents.

         This Agreement is a contract by and among each Borrower, the Agent and each of the Lenders for their mutual benefit, and no third person shall have any right, claim or interest against either Agent, any of the Lenders or either Borrower by virtue of any provision hereof.

         14.6     Governing Law; Consent to Jurisdiction; Mutual Waiver of Jury
Trial.

                  14.6.1 Substantial Relationship. It is understood and agreed that all of the Loan Documents were negotiated, executed and delivered in The Commonwealth of Massachusetts, which Commonwealth the parties agree has a substantial relationship to the parties and to the underlying transactions embodied by the Loan Documents.

                  14.6.2 Place of Delivery. Each Borrower agrees to furnish to Agent at the Agent's office in Boston, Massachusetts all further instruments, certifications and documents to be furnished hereunder.

                  14.6.3 Governing Law. This Agreement and each of the other Loan Documents shall in all respects be governed, construed, applied and enforced in accordance with the internal laws of The Commonwealth of Massachusetts without regard to principles of conflicts of law.

                  14.6.4 Consent to Jurisdiction. Each Borrower hereby consents to personal jurisdiction in any state or Federal court located within The Commonwealth of Massachusetts.

                  14.6.5 JURY TRIAL WAIVER. EACH BORROWER, AGENT, AND EACH OF THE LENDERS MUTUALLY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON THIS LOAN AGREEMENT, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS LOAN AGREEMENT OR ANY OTHER LOAN DOCUMENTS CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY, INCLUDING, WITHOUT LIMITATION, ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS OR ACTIONS OF AGENT OR ANY LENDER RELATING TO THE ADMINISTRATION OF THE LOAN OR ENFORCEMENT OF THE LOAN DOCUMENTS, AND AGREE THAT NEITHER PARTY WILL SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A

         JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. EXCEPT AS PROHIBITED BY LAW, EACH PARTY HEREBY WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION ANY SPECIAL, INDIRECT, SPECULATIVE, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. EACH BORROWER CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF AGENT OR ANY LENDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT AGENT OR ANY LENDER WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER. THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR EACH OF THE PARTIES HERETO TO ENTER INTO THE TRANSACTIONS CONTEMPLATED HEREBY.

         14.7 Survival. All representations, warranties, covenants and agreements of a Borrower, or a Loan Party, herein or in any other Loan Document, or in any notice, certificate, or other paper delivered by or on behalf of a Borrower or a Loan Party pursuant hereto are significant and shall be deemed to have been relied upon by Agent and each of the Lenders notwithstanding any investigation made by Agent or any of the Lenders or on its behalf and shall survive the delivery of the Loan Documents and the making of the Loans pursuant thereto. No review or approval by Agent or the Lenders or any of their representatives, of any opinion letters, certificates by professionals or other item of any nature shall relieve either Borrower or anyone else of any of the obligations, warranties or representations made by or on behalf of Borrower or a Loan Party, or any one or more of them, under any one or more of the Loan Documents.

         14.8 Cumulative Rights. All of the rights of Agent and the Lenders hereunder and under each of the other Loan Documents and any other agreement now or hereafter executed in connection herewith or therewith, shall be cumulative and may be exercised singly, together, or in such combination as Agent may determine in its sole good faith judgment.

         14.9     Claims Against Agent or Lenders.

                  14.9.1 Borrower Must Notify. The Agent and each of the Lenders shall not be in default under this Agreement, or under any other Loan Document, unless a written notice specifically setting forth the claim of such Borrower shall have been given to Agent and each of the Lenders within thirty (30) days after the subject Borrower first had actual Knowledge or actual notice of the occurrence of the event which Borrower alleges gave rise to such claim and Agent or any of the Lenders does not remedy or cure the default, if any there be, with reasonable promptness thereafter. Such actual Knowledge or actual notice shall refer to what was actually known by, or expressed in a written notification furnished to, any of the persons or officials referred to in Exhibit D as Authorized Representatives.

                  14.9.2 Remedies. If it is determined by the final order of a court of competent jurisdiction, which is not subject to further appeal, that Agent or any of the Lenders has breached any of its obligations under the Loan Documents and has not remedied or cured the same with reasonable promptness following notice thereof, Agent's and each of the Lenders' responsibilities shall be limited to: (i) where the breach consists of the failure to grant consent or give approval in violation of the terms and requirements of a Loan Document, the obligation to grant such consent or give such approval and to pay such Borrower's reasonable costs and expenses including, without limitation, reasonable attorneys' fees and disbursements in connection with such court proceedings; and (ii) the case of any such failure to grant such consent or give such approval, or in the case of any other such default by Agent or any of the Lenders, where it is also so determined that Agent or any of the Lenders acted in bad faith, the payment of any actual, direct, compensatory damages sustained by such Borrower as a result thereof plus such Borrower's reasonable costs and expenses, including, without limitation, reasonable attorneys' fees and disbursements in connection with such court proceedings.

                  14.9.3 Limitations. In no event, however, shall Agent and each of the Lenders be liable to either Borrower or to any Loan Party or anyone else for other damages such as, but not limited to, indirect, speculative, special, exemplary, punitive or consequential damages whatever the nature of the breach by Agent or any of the Lenders of its obligations under this Loan Agreement or under any of the other Loan Documents. In no event shall Agent or any of the Lenders be liable to either Borrower or to any Loan Party or anyone else unless a written notice specifically setting forth the claim of such Borrower shall have been given to Agent and each of the Lenders within the time period specified above.

         14.10 Regarding Consents. Except to the extent expressly provided herein, any and all consents to be made hereunder by the Agent, Required Lenders, or Lenders shall be in the discretion of the Party to whom consent rights are given hereunder.

         14.11 Obligations Absolute. Except to the extent prohibited by applicable law which cannot be waived, the Obligations of each Borrower and the obligations of each Guarantor and the other Loan Parties under the Loan Documents shall be joint and several, absolute, unconditional and irrevocable and shall be paid strictly in accordance with the terms of the Loan Documents to which such Loan Party is a party under all circumstances whatsoever, including, without limitation, the existence of any claim, set off, defense or other right which either Borrower or any Loan Party may have at any time against Agent or any of the Lenders whether in connection with the Loan or any unrelated transaction.

         14.12 Table of Contents, Title and Headings. Any Table of Contents, the titles and the headings of sections are not parts of this Loan Agreement or any other Loan Document and shall not be deemed to affect the meaning or construction of any of its or their provisions.

         14.13 Counterparts. This Loan Agreement and each other Loan Document may be executed in several counterparts, each of which when executed and delivered is an original, but all of which together shall constitute one instrument. In making proof of this agreement, it shall not be necessary to produce or account for more than one such counterpart which is executed by the party against whom enforcement of such loan agreement is sought.

         14.14 Satisfaction of Commitment. The Loan being made pursuant to the terms hereof and of the other Loan Documents is being made in satisfaction of Agent's and each of the Lenders' obligations under the Commitment dated October 16, 2003. The terms, provisions and conditions of this Agreement and the other Loan Documents supersede the provisions of the Commitment.

         14.15 Time Of the Essence. Time is of the essence of each provision of this Agreement and each other Loan Document.

         14.16 No Oral Change. This Loan Agreement and each of the other Loan Documents may only be amended, terminated, extended or otherwise modified by a writing signed by the party against which enforcement is sought (except no such writing shall be required for any party which, pursuant to a specific provision of any Loan Document, is required to be bound by changes without such party's assent). In no event shall any oral agreements, promises, actions, inactions, knowledge, course of conduct, course of dealings or the like be effective to amend, terminate, extend or otherwise modify this Loan Agreement or any of the other Loan Documents.

         14.17 Monthly Statements. While Agent may issue invoices or other statements on a monthly or periodic basis (a "Statement"), it is expressly acknowledged and agreed that: (i) the failure of Agent to issue any Statement on one or more occasions shall not affect either Borrower's obligations to make payments under the Loan Documents as and when due; (ii) the inaccuracy of any Statement shall not be binding upon Lenders and so Borrower shall always remain obligated to pay the full amount(s) required under the Loan Documents as and when due notwithstanding any provision to the contrary contained in any Statement; (iii) all Statements are issued for information purposes only and shall never constitute any type of offer, acceptance, modification, or waiver of the Loan Documents or any of Lenders' rights or remedies thereunder; and (iv) in no event shall any Statement serve as the basis for, or a component of, any course of dealing, course of conduct, or trade practice which would modify, alter, or otherwise affect the express written terms of the Loan Documents.

                            [SIGNATURE PAGES FOLLOW]

         IN WITNESS WHEREOF this Agreement has been duly executed and delivered as a sealed instrument at Boston, Massachusetts, as of the date first written above.

BORROWERS:                THE NEWKIRK MASTER LIMITED
                          PARTNERSHIP, a Delaware limited partnership

                          By:      MLP GP LLC, its General Partner

                                   By:      Newkirk MLP Corp., its Manager


                                   By:_________________________________
                                   Name:    Carolyn Tiffany
                                   Title:   Chief Operating Officer



                          T-TWO PARTNERS, L.P., a Delaware limited partnership

                          By:      HOLDING SUBSIDIARY LLC, its General
                                   Partner

                                   By:      Newkirk Manager Corp., its Manager


                                   By:______________________________
                                   Name:    Carolyn Tiffany
                                   Title:   Chief Operating Officer




                                       S1

AGENT:                              FLEET NATIONAL BANK


                                    By:____________________________________
                                             Scott C. Dow
                                             Duly Authorized



LENDER:                             FLEET NATIONAL BANK


                                    By:____________________________________
                                             Scott C. Dow
                                             Duly Authorized










                                       S2

LENDER:                             BANK OF AMERICA, N.A.

100 N. Tryon Street, 8th Floor      By:_______________________________
Charlotte, NC 28255                 Name:_____________________________
                                    Title:____________________________












                                       S3

LENDER:                                  THE TRAVELERS INSURANCE COMPANY

P.O. Box 150449
Hartford, CT 06115-0049                  By:________________________________
                                         Name:______________________________
                                         Title:_____________________________










                                       S4

LENDER:                              PB CAPITAL CORPORATION

590 Madison Avenue
New York, NY 10022                   By:_____________________________
                                     Name:___________________________
                                     Title:__________________________


                                     By:_____________________________
                                     Name:___________________________
                                     Title:__________________________













                                        S5

LENDER: MERRILL LYNCH CAPITAL, a Division of Merrill Lynch Business Financial Services Inc.,
222 N. Lasalle St., 16th Floor             a Delaware Corporation
Chicago, IL 60601
                                  By:_______________________________
                                  Name:_____________________________
                                  Title:____________________________













                                        S6

LENDER:                              NIC NK LLC

c/o Fortress Investment Group LLC    By:_______________________________
1251 Avenue of the Americas          Name:_____________________________
New York, NY 10020                   Title:____________________________













                                       S6

LENDER:                                       TWO BRIDGE NATIONAL
                                              INVESTMENTS, LLC

c/o Fortress Investment Group LLC             By:_______________________________
1251 Avenue of the Americas                   Name:_____________________________
New York, NY 10020                            Title:____________________________










                                       S6

                                                     EXHIBITS:

                                                                                                            Section
                                                                                                          Reference
                                                                                                             Number
Exhibit A - Definitions.........................................................................................1.1

Exhibit B - Use of Proceeds ..................................................................................1.4.3

Exhibit C-1 and C-2 - Notes................................................................................3.2, 3.4

Exhibit D - Authorized Representatives............................................................................4

Exhibit E - Required Property, Hazard and Other Insurance ..........................5.1.13, 5.2.11, 6.1.20, 6.2.17,
7.1.5, 7.2.5

Exhibit F - Ownership Interests and Taxpayer Identification Numbers..............................6.1.4(i), 6.2.4(i)

Exhibit G-1 - Compliance Certificate NMLP...............................................................7.1.2(i)(d)

Exhibit G-2 - Compliance Certificate T-Two............................................................. 7.2.2(i)(c)

Exhibit G-3 - Financial Covenant Compliance Certificate ...................................7.1.2(i)(d), 7.2.2(i)(c)

Exhibit H  - Form of Assignment and Acceptance...............................................................13.3.1

Exhibit I - Lenders' Commitments..........................................................................Exhibit A

Exhibit J - Individual Properties.........................................................................Exhibit A

Exhibit K - Loan Agenda...................................................................................Exhibit A

Exhibit L - Other Partnerships............................................................................Exhibit A

Exhibit M - NMLP Partnerships.............................................................................Exhibit A

Exhibit N - Securitized Properties .......................................................................Exhibit A

Exhibit P - Cash Flow Projections.........................................................................Exhibit A

Exhibit Q - GMAC Borrowers................................................................................Exhibit A

Exhibit R  - Accounts................................................................................7.1.14, 7.2.14

                       EXHIBIT A TO MASTER LOAN AGREEMENT

                                   DEFINITIONS

Accounts shall mean, collectively, the NMLP Depository Accounts and the T-Two Depository Accounts.

Adjusted LIBO Rate. The Term "Adjusted LIBO Rate" means for each Interest Period the rate per annum obtained by dividing (i) the LIBO Rate for such Interest Period, by (ii) a percentage equal to one hundred percent (100%) minus the maximum reserve percentage applicable during such Interest Period under regulations issued from time to time by the Board of Governors of the Federal Reserve System for determining the maximum reserve requirements (including, without limitation, any basic, supplemental, marginal and emergency reserve requirements) for Agent (or of any subsequent holder of a Note which is subject to such reserve requirements) in respect of liabilities or assets consisting of or including Eurocurrency liabilities (as such term is defined in Regulation D of the Board of Governors of the Federal Reserve System) having a term equal to the Interest Period.

Administrator LLC shall mean Administrator LLC, a Delaware limited liability company, the beneficial interest in which is owned by the Integrated Group.

Administrator LLC Note shall mean that certain non-negotiable promissory note dated November 20, 1997 in the original principal amount of $40,000,000.00 made by Administrator LLC and held by Newkirk Finco LLC.

Administrator LLC Loan shall mean the certain loan arrangement established by Newkirk Finco LLC in favor of Administrator LLC as evidenced by Administrator LLC Note, the Administrator LLC Pledge, together with, and all other instruments, documents, and agreements relative thereto, as same may be amended, modified, supplemented, or replaced from time to time.

Administrator LLC Pledge shall mean that certain pledge agreement dated November 20, 1997 given by Administrator LLC to Newkirk Finco LLC, respecting the 49.99% ownership interest of Administrator LLC to and in Newkirk Capital LLC.

Affiliate shall mean, as to any Person, any other Person that, directly or indirectly, is in control of, is controlled by or is under common control with such Person or is a director or officer of such Person. For purposes of this definition, control of a Person shall mean the power, direct or indirect, (i) to vote 10% or more of the securities having ordinary voting power for the election of directors of such Person or (ii) to direct or cause the direction of the management and policies of such Person, whether by contract or otherwise.

Agent.  Fleet National Bank, acting as agent for the Lenders.

Agent Fee as defined in Section 2.4.1.

Aggregate DPO shall mean , from time to time, the sum of each of the Discounted Payment Options for each of the Securitized Notes.

Aggregate Investment Capitalization shall mean, with respect to NMLP's Investments, the value of the non real estate assets, as calculated by NMLP and approved by the Agent in its reasonable discretion, plus the value of the underlying real estate assets. The underlying real estate assets will be valued based upon a 10 year discounted Cash Flow. The discount rate will be 9% and the reversionary capitalization rate will be 11%. The Cash Flow will be based upon
(a) in place rental income through the expiration of the primary term of the lease, and (b) at primary term maturity of a given lease, (i) the lease rate will be the renewal lease rate if the renewal rent is less than Market Rent, and (ii) if the renewal rate is greater than the Market Rent, the post primary term income stream will be based on the Market Rent, with a deduction equal to 35% of nine months Market Rent at the primary term expiration date.

Agreement as defined in the Preamble.

Allocated Payment Amount shall mean, for each Securitized Note secured by one or more Securitized Properties which is owned by a NMLP Partnership, the amount set forth on Exhibit N.

Allowed Prepayment Amount shall mean an amount equal to Fifty Million Dollars ($50,000,000.00) in each calendar year.

Amended and Restated Asset Management Agreement shall mean that certain Amended and Restated Asset Management Agreement dated January 12, 2000 among and between Newkirk Asset Management LLC and the Net Lease Partnerships and the Other Partnerships, as may be amended, modified, supplemented, or replaced from time to time.

Appraisal as defined in Section 7.1.20.

Assignment and Acceptance as defined in Section 13.3.1.

Authorized Representatives as defined in Section 4 and listed on Exhibit D.

Balancing Amount shall mean, from time to time, any amount (if any) by which (a) the outstanding principal balance of the T-Two Loan, exceeds (b) the aggregate of (i) the Aggregate DPO, plus (ii) the outstanding principal balance of the Intercompany Loan.

Banking Day. The term "Banking Day" means a day on which banks are not required or authorized by law to close in the city in which Agent's principal office is situated.

Borrower and Borrowers as defined in the Preamble.

Business Day shall mean any day of the year on which offices of Agent are not required or authorized by law to be closed for business in Boston, Massachusetts. If any day on which a payment is due is not a Business Day, then the payment shall be due on the next day following which is a Business Day, and such extension of time shall be included in computing interest and fees in connection with such payment. Further, if there is no corresponding day for a payment in the given calendar month (i.e., there is no "February 30th"), the payment shall be due on the last Business Day of the calendar month.

Calculation Date as defined in Section 7.3.1(i)(a).

Calculation Period as defined in Section 7.3.1(i)(b).

Call Option Agreement shall mean that certain Omnibus Agreement; Put-Call Option Agreement Amendment; Loan Commitment and Agreement to Guaranty dated November 24, 2003, among NMLP, T-Two, NK-CR Holdings LLC, and Holding Subsidiary LLC, as may be amended, modified, supplemented, or replaced from time to time, pursuant to which, among other things, NMLP is granted an option to acquire a either (a) certain assets of T-Two, or (b) a 100% ownership interest in T-Two.

Cash Flow shall mean, in each calendar year, in each instance determined in a manner satisfactory to the Agent, the aggregate sum of (i) all revenues and cash receipts of the NMLP Partnerships less (ii) the sum of the NMLP Partnerships'
(a) property level operating expenses including but not limited to ground rent,
(b) management fees and (c) administrative fees plus (iii) all cash distributions received from Other Partnerships.

Cash Flow Projections shall mean a detailed schedule of all cash Distributions projected to be made to NMLP from the NMLP Subsidiaries within the next one hundred and eight (180) days, as detailed on Exhibit P, being the Cash Flow Projections as of the Closing Date based upon information then available to NMLP, and subject to change as shall be detailed in the respective Officer's Certificate to be provided to the Agent as set forth herein.

Cash Management Agreement one or more cash management agreements to be entered into pursuant to Sections 7.1.14 and 7.2.14.

Cash Sweep Account Test as defined in Section 7.3.1(iii).

Certificates of Exemption as defined in Section 2.7.3(iii).

Certificates of Partial Exemption as defined in Section 2.7.3(iv).

Change of Control shall mean the occurrence of any of the following, as determined solely by the Agent (for purposes of this definition, ownership of interests in a Borrower that are subject to a Lien permitted under the Security Documents shall be deemed beneficially owned by the pledgor thereof):

                  1. A change in the identity of any general partner, managing member, and/or any material change in the effective control of any general partner or managing member of any NMLP Loan Parties (other than NMLP, NMLP GP, any MLP Holder or any Newkirk Group Entity) and/or any NMLP Subsidiary, such that effective control is not in NMLP (except as to any change in the effective control of any NMLP Loan Party which is released as provided for herein from its obligations under the Loan Documents);

                  2. A change in the identity of any general partner, managing member, and/or any material change in the effective control of any general partner or managing member of any T-Two Loan Parties, such that effective control is not in a Newkirk Group Entity (except as to any change in the effective control of any T-Two Loan Party which is released as provided for herein from its obligations under the Loan Documents);

                  3. A change in the identity of the general partner of a Borrower and/or any material change in the effective control of the general partner of a Borrower, from the identity and control structure existing as of the respective Borrower's Funding Date;

                  4. A change in the identity of any general partner, managing member, and/or effective control of any general partner or managing member of any Loan Parties which is a Newkirk Group Entity, such that effective control is not in any other Newkirk Group Entity;

                  5. The death or disability of both of Michael Ashner and Peter Braverman, or the failure of both of Michael Ashner and Peter Braverman, at any time to exercise that authority and discharge those management responsibilities with respect to either Borrower as are exercised and discharged by such Person at the execution of this Agreement; provided, however, the death or disability of both Michael Ashner and Peter Braverman shall not be a default hereunder if within thirty (30) days of the death or disability of the second to die or become disabled, each Borrower provides the Agent with evidence satisfactory to the Agent of acceptable replacement or substitute management of such Borrower and their respective Subsidiaries;

                  6. Apollo Real Estate Investment Fund III, L.P. shall cease to own, directly or indirectly, at least a 20% beneficial ownership interest in NMLP;

                  7. Vornado Realty Trust shall cease to own, directly or indirectly, at least a 10% beneficial ownership interest in NMLP; or

                  8. Vornado Realty Trust and/or Apollo Real Estate Investment Fund III, L.P. and/or WEM Brynmawr Associates LLC shall cease to own, directly or indirectly, in the aggregate, at least a 51 % beneficial ownership interest in NMLP.

Closing Date as defined in Section 5.1.

Closing Distribution as defined in Section 1.4.1.

Code shall mean the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated and rulings issued thereunder. Section references to the Code are to the Code, as in effect at the date of this Agreement and any subsequent provisions of the Code, amendatory thereof, supplemental thereto or substituted therefor.

Collateral shall mean, collectively, the NMLP Collateral and the T-Two
Collateral.

Commitment shall mean, with respect to each Lender, the amount set forth on
Exhibit I hereto as the amount of such Lender's commitment to make advances to each Borrower, as may be amended from time to time by the Agent as provided in
Article 13.

Commitment Percentage shall mean, with respect to each Lender, the percentage set forth on Exhibit I hereto as such Lender's percentage of the aggregate Commitments of all of the Lenders as to each of the NMLP Loan and the T-Two Loan, as may be amended from time to time by the Agent as provided in Article 13.

Consents shall mean the NMLP Consents and T-Two Consents.

Consolidated Debt Service as defined in Section 7.3.1(i)(h).

Consolidated Debt Service Coverage as defined in Section 7.3.1(i)(f).

Consolidated Leverage Ratio as defined in Section 7.3.2.

Consolidated Net Cash Flow as defined in Section 7.3.1(i)(g).

Contract to Provide Asset Management Services shall mean that certain Asset Management Agreement dated as of January 1, 2002, by and between Newkirk Asset Management LLC and Winthrop Financial Associates, as may be amended, modified, supplemented, or replaced from time to time.

Dautec Note shall mean that certain promissory note in the original principal amount of $1,175,000.00 dated May 1, 2000 made by Dautec Associates Limited Partnership, a Connecticut limited partnership, and held by NK-Dautec Loan, L.P., together with any and all other instruments, documents, and agreements executed in connection therewith, as same may be amended, modified, supplemented, or replaced from time to time.

Debt shall mean, with respect to any Person, without duplication, (i) all indebtedness of such Person for borrowed money, (ii) all indebtedness of such Person for the deferred purchase price of property or services (other than property and services purchased, and expense accruals and deferred compensation items arising, in the ordinary course of business), (iii) all obligations of such Person evidenced by notes, bonds, debentures or other similar instruments (other than performance, surety and appeal bonds arising in the ordinary course of business), (iv) all indebtedness of such Person created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (v) all obligations of such Person under leases which have been, or should be, in accordance with generally accepted accounting principles, recorded as capital leases, to the extent required to be so recorded, (vi) all reimbursement, payment or similar obligations of such Person, contingent or otherwise, under acceptance, letter of credit or similar facilities (other than letters of credit in support of trade obligations or in connection with workers' compensation, unemployment insurance, old-age pensions and other social security benefits in the ordinary course of business), (vii) all Debt in the nature of that referred to in clauses (i) through (vi) above which is guaranteed directly or indirectly by such Person, or in effect guaranteed directly or indirectly by such Person through an agreement (A) to pay or purchase such Debt or to advance or supply funds for the payment or purchase of such Debt, (B) to purchase, sell or lease (as lessee or lessor) property, or to purchase or sell services, primarily for the purpose of enabling the debtor to make payment of such Debt or to assure the holder of such Debt against loss in respect of such Debt, (C) to supply funds to or in any other manner invest in the debtor (including any agreement to pay for property or services irrespective of whether such property is received or such services are rendered) or (D) otherwise to assure a creditor against loss in respect of such Debt, (viii) any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any indebtedness referred to in clause (i) through (iv) above of any Person, either directly or indirectly, and (ix) all Debt referred to in clauses (i) through (vi) above secured by (or for which the holder of such Debt has an existing right, contingent or otherwise, to be secured by) any Lien, security interest or other charge or encumbrance upon or in property (including, without limitation, accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Debt.

Debt Service as defined in Section 7.3.1(i)(c).

Debt Service Coverage as defined in Section 7.3.1(i)(d).

Default as defined in Section 10.1.

Default Rate as defined in Section 2.3.13.

Delinquent Lender as defined in Section 13.2.8.

Depository Accounts shall mean, collectively, the NMLP Depository Accounts and the T-Two Depository Accounts.

Discounted Payment Option shall mean the options provided for in Securitization Documents for the prepayment at a reduced amount of any of the Securitized Notes.

Distribution shall mean, with respect to any Person, that such Person has paid a dividend or returned any equity capital to its stockholders, members or partners or made any other distribution, payment or delivery of property (other than common stock or partnership or membership interests of such Person) or cash to its stockholders, members or partners as such, or redeemed, retired, purchased or otherwise acquired, directly or indirectly, for a consideration any shares of any class of its capital stock or any membership or partnership interests (or any options or warrants issued by such Person with respect to its capital stock or membership or partnership interests), or shall have permitted any of its Subsidiaries to purchase or otherwise acquire for a consideration any shares of any class of the capital stock or any membership or partnership interests of such Person (or any options or warrants issued by such Person with respect to its capital stock or membership or partnership interests). Without limiting the foregoing, "Distributions" with respect to any Person shall also include all payments made by such Person with respect to any stock appreciation rights, plans, equity incentive or achievement plans or any similar plans, and any proceeds of a dissolution or liquidation of such Person.

Dollars shall mean lawful money of the United States.

Economic Discontinuance Rights shall mean the right of a tenant under a Lease relative to any Individual Property to terminate the Lease prior to the expiration of the primary term of the Lease by making a Rejectable Offer to the applicable Net Lease Partnership, all of the foregoing as and when provided for in the Lease relative to such Individual Property. If the Rejectable Offer is accepted by the Net Lease Partnership, the Individual Property is to be sold to the said tenant for the amount as set forth in the Lease. If the Rejectable Offer is rejected by the Net Lease Partnership, the Lease terminates as set forth in the Lease.

Economic Discontinuance Sale shall mean the sale of an Individual Property to a tenant upon the acceptance of a Rejectable Offer by the applicable Net Lease Partnership.

ED Cash Flow as defined in Section 7.1.24(vi).

ED Properties shall mean all Individual Properties as to which a NMLP Partnership has rejected the Rejectable Offer made by a tenant pursuant to the tenant's exercise of its Economic Discontinuance Rights. An Individual Property shall no longer be considered an ED Property at such time as such Individual Property evidences a minimum ratio of cash flow to debt service (as determined by the Agent based solely on revenues and debt service of such Individual Property based on leases executed in accordance with the requirements of Section 7.1.22), of no less than 1.30 to 1.0.

Effective LIBO Rate. The term "Effective LIBO Rate" means the per annum rate equal to the aggregate of (x) the Adjusted LIBO Rate plus (y) 450 basis points.

Effective LIBO Rate Advance. The term "Effective LIBO Rate Advance" means any principal outstanding under this Agreement which pursuant to this Agreement bears interest at the Effective LIBO Rate.

Eligible Assignee shall mean any of (a) a commercial bank organized under the laws of the United States, or any State thereof or the District of Columbia, and having total assets in excess of $1,000,000,000; (b) a savings and loan association or savings bank organized under the laws of the United States, or any State thereof or the District of Columbia, and having a net worth of at least $100,000,000, calculated in accordance with generally accepted accounting principles; (c) a commercial bank organized under the laws of any other country which is a member of the Organization for Economic Cooperation and Development (the "OECD"), or a political subdivision of any such country, and having total assets in excess of $1,000,000,000, provided that such bank is acting through a branch or agency located in the country in which it is organized or another country which is also a member of the OECD; (d) the central bank of any country which is a member of the OECD; and (e) any other assignee that, in the reasonable judgment of the Agent, is a reputable institutional investor with substantial experience in lending and originating loans similar to the Loan, or in purchasing, investing in or otherwise holdings such loans, having a financial net worth of at least $100,000,000 and (f) any Lender Affiliate or a Related Fund of a Lender. For the purposes hereof, "Lender Affiliate" shall mean, (a) with respect to any Person who would otherwise be an Eligible Assignee under clauses (a) - (e), above (a "Qualified Assignee"), (i) an Affiliate of such Qualified Assignee or (ii) any entity (whether a corporation, partnership, trust or otherwise) that is engaged in making, purchasing, holding or otherwise investing in bank loans and similar extensions of credit in the ordinary course of its business and is administered (including as placement agent therefor) or managed by a Qualified Assignee or an Affiliate of such Qualified Assignee and (b) with respect to any Lender that is a fund which invests in bank loans and similar extensions of credit, any other fund that invests in bank loans and similar extensions of credit and is managed by the same investment advisor as such Lender or by an Affiliate of such investment advisor (i.e., a Related Fund of such Lender). Neither a Borrower nor an affiliate of a Borrower shall be Eligible Assignee.

Environmental Indemnity as defined in Section 3.1.24.

Environmental Laws as defined in the Environmental Indemnity.

ERISA shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder. Section references to ERISA are to ERISA, as in effect at the date of this Agreement and any subsequent provisions of ERISA, amendatory thereof, supplemental thereto or substituted therefor.

ERISA Affiliate shall mean each person (as defined in Section 3(9) of ERISA) which together with either Borrower or a Subsidiary of a Borrower would be deemed to be a "single employer" within the meaning of Section 414(b), (c), (m) or (o) of the Code.

Escrow Agreement Respecting Ground Lease Extensions and Lease Options as defined in Section 3.1.25.

Event of Default as defined in Section 10.1.

Excepted Loan Parties shall mean each Newkirk Indemnitor, any Other Partnership, any Partially Owned Limited Partnerships, and the MLP Holders.

Excluded Taxes as defined in Section 2.7.3(ii)(e).

Existing Loan as defined in Section 1.3.1.

Extended Maturity Date as defined in Section 2.2.

Extended Term as defined in Section 2.2.

Extension Fee as defined in Section 2.4.

Financial Covenants shall mean those covenants of NMLP set forth in Sections 7.3.1, 7.3.2, 7.3.3 and 7.3.4.

First Extended Maturity Date as defined in Section 2.2.

First Extended Term as defined in Section 2.2.

First Mortgage Debt shall mean, from time to time, any obligations of a Net Lease Partnership secured by a first mortgage or first deed of trust on one or more Individual Properties, as of the Closing Date as set forth in Schedule 6.1.18(ii)(ii). The GMAC Mortgage Loan is a First Mortgage Debt.

Fiscal Year shall mean each twelve month period commencing on January 1 and ending on December 31.

Foreign Lender as defined in Section 2.7.3(iii).

Form Lease. As defined in Section 7.1.22(iii).

Formation Documents shall mean, singly and collectively, the partnership agreements, joint venture agreements, limited partnership agreements, limited liability company or operating agreements and certificates of limited partnership and certificates of formation, articles (or certificate) of incorporation and by-laws and any similar agreement, document or instrument of any Person.

Free Cash Flow shall mean for any four (4) fiscal quarters of NMLP the NMLP Net Cash Flow for such period less (i) NMLP Debt Service for such period and less
(ii) any deposits made or required to be made into the T/I Fund Account during such period.

Funding Date as defined in Section 5.1.

Future Commitment as defined in Section 13.2.8.

GAAP shall mean generally accepted accounting principles in the United States of America as of the date applicable.

GMAC Borrower shall mean any Net Lease Partnership obligated on a GMAC Mortgage Loan. The GMAC Borrowers as of the Closing Date are listed in Exhibit Q.

GMAC Mortgage Holder shall mean GMAC Commercial Mortgage Corporation and/or, as assignee, Norwest Bank Minnesota, N.A.

GMAC Mortgage Loan shall mean the pool of first mortgage loans securitized by the GMAC Mortgage Holder on certain of the Individual Properties listed in
Schedule 6.1.18(ii)(ii).

Governmental Authority shall mean any court, board, agency, commission, office or authority of any nature whatsoever for any governmental unit (federal, state, county, district, municipal, city or otherwise) whether now or hereafter in existence.

Grantor Trust shall mean the trust created pursuant to the Grantor Trust Agreement, together with any replacement thereof or successor thereto.

Grantor Trust Agreement shall mean that certain Second Amended and Restated Grantor Trust Agreement dated April 1, 1999 among and between NK-CR T1 Seller LLC, T-Two Partners, L.P., Midland Loan Services, Inc., as Servicer, and LaSalle National Bank, as Grantor Trust Trustee, all as provided therein, as amended by that certain Amendment No. 1 To Second Amended and Restated Grantor Trust Agreement of even date, as same may be amended, modified, supplemented, or replaced from time to time.

Grantor Trust Trustee, presently LaSalle Bank National Association, shall have the meaning provided in the Grantor Trust Agreement.

Grantor Trust T-1 Certificate shall have the meaning provided in the Grantor Trust Agreement.

Grantor Trust T-2 Certificate shall have the meaning provided in the Grantor Trust Agreement.

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Ground Leases shall mean, from time to time, any Ground Lease relative to an
Individual Property as to which a Net Lease Partnership is the ground lessee, including, without limitation, any ground lease which shall be entered into in connection with the exercise by a Net Lease Partnership of a Remainder Ground Lease Option.

Ground Lease Extension Options as defined in Section 3.1.25(ii).

Ground Lease Extension Option Schedule as defined in Section 6.1.18(vi)

Guaranty shall mean, collectively, the NMLP Guaranty and the T-Two Guaranty.

Guarantor shall mean, collectively, the NMLP Guarantor and the T-Two Guarantor.

Hazardous Materials shall mean and include asbestos, flammable materials, explosives, radioactive substances, polychlorinated biphenyls, radioactive substances, other carcinogens, oil and other petroleum products, pollutants or contaminants that could be a detriment to the environment, and any other hazardous or toxic materials, wastes, or substances which are defined, determined or identified as such in any past, present or future federal, state or local laws, rules, codes or regulations, or any judicial or administrative interpretation of such laws, rules, codes or regulations.

Indemnified Party as defined in Sections 7.1.21 and 7.2.17.

Independent shall mean, when used with respect to any Person, a Person who (i) is in fact independent, (ii) does not have any direct financial or indirect financial interest (other than amounts payable to such Person for serving as a director) in the Borrower, any Borrower Subsidiary, or any Loan Party or in any Affiliate of any thereof or in any constituent partner or member of the Borrower, any Borrower Subsidiary, or any Loan Party or any Affiliate of any thereof and (iii) is not connected with the Borrower, any Borrower Subsidiary, or any Loan Party or any Affiliate thereof or any constituent partner of the Borrower, any Borrower Subsidiary, or any Loan Party or any Affiliate of any thereof as an officer, employee, promoter, underwriter, trustee, partner, director, or person performing similar functions. Any such Person shall not be deemed to fail to comply with the requirements of clause (iii), above, solely due to such Person serving as an Independent director of Newkirk MLP Corp. Whenever it is herein provided that any Independent Person's opinion or certificate shall be provided, such opinion or certificate shall state that the Person executing the same has read this definition and is Independent within the meaning hereof.

Individual Property and Individual Properties shall mean, from time to time, with respect to each NMLP Partnership, Other Partnership, Subsidiary Limited Partnership, Partially Owned Limited Partnership or other Net Lease Partnership, each real estate property owned by such entity, together with all improvements, fixtures, equipment, and personalty relating to such property, with the Individual Properties as of the date hereof being listed on Exhibit J hereto.

Initial Term as defined in Section 2.2.

Integrated Documents shall mean the Indemnification Agreement dated as of November 20, 1997 between certain Newkirk Entities and the Integrated Group, the Amended and Restated Cash Participation Agreement dated as of January 1, 2002 between certain Newkirk Group Entities and the Integrated Group, and any and other agreements entered into relative thereto to establish, evidence or secure the Integrated Obligations, as such may be amended, modified, supplemented or replaced from time to time.


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Integrated Group shall mean Administrator LLC, a Delaware limited liability company, as agent for the former principals of the general partners of various of the Borrower Subsidiaries, and any of such principals.

Integrated Obligations shall mean the obligations of certain of the Newkirk Group Entities to the Integrated Group under the Integrated Documents, such obligations arising originally out of the acquisition of certain of the assets of NMLP and the NMLP Subsidiaries from the Integrated Group.

Intercompany Loan as defined in Section 7.2.21.

Intercompany Loan Documents shall mean any and all document evidencing the Intercompany Loan, including, without limitation, the Intercompany Loan Agreement and that certain Revolving Promissory Note of even date made by NMLP payable to T-Two.

Intercompany Loan Agreement shall mean the Revolving Loan Agreement of even date entered into between T-Two and NMLP with respect to the Intercompany Loan.

Interest Period.

         (A) The term "Interest Period" means with respect to each Effective LIBO Rate Advance: a period of one (1), two (2), three (3), or six (6) consecutive months, subject to availability, as selected, or deemed selected, by a Borrower at least two (2) Business Days prior to the Loan, or if an advance is already outstanding, at least two (2) Business Days prior to the end of the current Interest Period. Each such Interest Period shall commence on the Business Day so selected, or deemed selected, by a Borrower and shall end on the numerically corresponding day in the first, second, third, or sixth month thereafter, as applicable; provided, however: (i) if there is no such numerically corresponding day, such Interest Period shall end on the last Business Day of the applicable month, (ii) if the last day of such an Interest Period would otherwise occur on a day which is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day; but (iii) if such extension would otherwise cause such last day to occur in a new calendar month, then such last day shall occur on the next preceding Business Day.

         (B) The term "Interest Period" shall mean with respect to each Variable Rate Advance consecutive periods of one (1) day each.

         (C) No Interest Period may be selected which would end beyond the then Maturity Date of the Loan (including as may actually be extended to any Extended Maturity Date). If the last day of an Interest Period would otherwise occur on a day which is not a Business Day, such last day shall be extended to the next succeeding Business Day, except as provided above in clause (A) relative to an Effective LIBO Rate Advance.

Interest Rate Protection Agreement shall mean (i) any interest rate protection agreements, now or hereafter executed by and between a Borrower and Fleet National Bank or another financial institution acceptable to the Agent, and any and all existing or future extensions, renewals, modifications and amendments thereto, including, without limitation, the ISDA Master Agreement, the Schedule to the Master Agreement, and any and all confirmations for individual transactions executed under the foregoing agreements, or any other interest rate agreement related in any way to the Loan, but only to the extent assigned to the Agent, on behalf of the Lenders, to secure the Obligations and (ii) that certain Interest Rate Protection Cash Collateral Pledge Agreement dated as of the date hereof, by and between such Borrower and the Agent.

Investment shall mean the acquisition of any real or tangible personal property or of any stock or other security, any loan, advance, bank deposit, money market fund, contribution to capital,

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extension of credit (except for accounts receivable arising in the ordinary course of business and payable in accordance with customary terms), or purchase or commitment or option to purchase or otherwise acquire real estate or tangible personal property or stock or other securities of any party or any part of the business or assets comprising such business, or any part thereof.

Knowledge shall mean with respect to either Borrower and any of their respective Subsidiaries, the knowledge of any of Michael Ashner, Peter Braverman, Thomas Staples, Carolyn Tiffany, or Jay Cramer, or any Person who shall at any time replace any of the foregoing.

Late Charge as defined in Section 2.3.14.

Lease shall mean any lease relative to all or any portion of an Individual Property or a Securitized Property, whether a direct lease or a lease resulting from a merger by operation of law of a Master Lease and a Sublease.

Lease Schedule as defined in Section 6.1.18(v).

Legal Requirements shall mean all applicable federal, state, county and local laws, by-laws, rules, regulations, codes and ordinances, and the requirements of any governmental agency or authority having or claiming jurisdiction with respect thereto, including, but not limited to, all Environmental Laws, and those applicable to zoning, subdivision, building, health, fire, safety, sanitation, the protection of the handicapped, and environmental matters and shall also include all orders and directives of any court, governmental agency or authority having or claiming jurisdiction with respect thereto.

Lenders as defined in the Preamble.

Leyden Note shall mean that certain promissory note in the original principal amount of $1,905,000.00 dated March 31, 1999 made by Leyden Associates Limited Partnership, a Connecticut limited partnership, and held by NK-Leyden Loan, L.P., together with any and all other instruments, documents, and agreements executed in connection therewith, as same may be amended, modified, supplemented, or replaced from time to time.

LIBO Rate. The term "LIBO Rate" means, as applicable to any Effective LIBO Rate Advance, the rate per annum as determined on the basis of the offered rates for deposits in Dollars, for a period of time comparable to the period of time that such Effective LIBO Rate Advance is expected to be outstanding which appears on the "Telerate Page 3750" as of 11:00 a.m. London time on the day that is two (2) London Banking Days preceding the first day of such Effective LIBO Rate Advance; provided, however, if the rate described above does not appear on the Telerate System on any applicable interest determination date, the LIBO Rate shall be the rate (rounded upward, if necessary, to the nearest one hundred-thousandth of a percentage point), determined on the basis of the offered rates for deposits in Dollars for a period of time comparable to the period of time that such Effective LIBO Rate Advance is expected to be outstanding which are offered by four major banks in the London interbank market at approximately 11:00 a.m. London time, on the day that is two (2) London Banking Days preceding the first day of such Effective LIBO Rate Advance as selected by Agent. The principal London office of each of the four major London banks will be requested to provide a quotation of its Dollar deposit offered rate as described in the preceding sentence. If at least two (2) such quotations are provided, the rate for that date will be the arithmetic mean of the quotations. If fewer than two
(2) quotations are provided as requested, the rate for that date will be determined on the basis of the rates quoted for loans in Dollars to leading European banks for a period of time comparable to such Effective LIBO Rate Advance offered by major banks in New York City at approximately 11:00 a.m. New York City time, on the day that is two (2) London

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Banking Days preceding the first day of the period of time that such Effective
LIBO Rate Advance is expected to be outstanding.

LIBO Breakage Amount shall mean, for each prepayment of an Effective LIBO Rate Advance, an amount equal to the product of (a) the amount of such Effective LIBO Rate Advance prepaid, multiplied by (b) the difference between (i) the LIBO Rate applicable to such Effective LIBO Rate Advance, and (ii) the LIBO Rate in effect as of the date of such prepayment, multiplied by (c) the number of days left in the Interest Period applicable to such Effective LIBO Rate Advance, divided by
(d) 360. If the amount set forth in Subsection (b) above is zero or a negative number, no such LIBO Breakage Amount shall be due.

Lien shall mean any mortgage, deed of trust, lien, pledge, hypothecation, assignment, security interest, or any other encumbrance, charge or transfer, including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and mechanic's, materialmen's and other similar liens and encumbrances.

Licenses and Permits shall mean all licenses, permits, authorizations and agreements issued by or agreed to by any governmental authority, including, but not limited to, building permits, occupancy permits and such special permits, variances and other relief as may be required pursuant to Legal Requirements which may be applicable to the Individual Property.

Liquid Assets shall mean the sum of the following unencumbered (other than by Liens held by the Agent on behalf of the Lenders) assets: (i) all cash (denominated in United States dollars), (ii) any demand deposits, (iii) marketable securities consisting of short-term (maturity of one year or less) obligations issued or guaranteed as to principal and interest by the United States of America, (iv) short-term certificates of deposit, with a maturity of one year or less, issued by any bank organized under the laws of the United States of America having total assets in excess of $1,000,000,000.00, and (v) any other securities acceptable to the Agent as evidenced by the Agent's written approval.

Liquidation Proceeds. Amounts received by the Agent and/or the Lenders in the exercise of the rights and remedies under the Loan Documents (including, but not limited to, all rents, profits and other proceeds received by the Agent and/or the Lenders from the liquidation of, or exercising rights upon the occurrence of an Event of Default relative to, any Collateral, but not including any amount bid at a foreclosure sale or on behalf of the Agent or otherwise credited to a Borrower in, any deed-in- lieu of foreclosure or similar transaction).

Loan and Loans as defined in Section 1.6.3.

Loan Advance shall mean, collectively, the NMLP Loan Advance and the T-Two Loan Advance.

Loan Agenda shall mean that Document Agenda respecting the establishment of the Loans annexed hereto as Exhibit K.

Loan Agreement as defined in the Preamble.

Loan Documents shall mean, collectively, the NMLP Loan Documents and the T-Two Loan Documents.

Loan Party and Loan Parties shall mean, singly and collectively, the NMLP Loan Parties and the T- Two Loan Parties.

London Banking Day. The term "London Banking Day" means any day on which dealings in deposits in Dollars are transacted in the London interbank market.

MLP Holders shall mean Newkirk MLP Corp. and Vornado MLP GP L.L.C., being the holders of 100% of the membership interest in MLP GP LLC.

Mandatory Principal Prepayments shall mean collectively, any NMLP Mandatory Principal Prepayments and/or T-Two Mandatory Principal Prepayments.

Market Rent shall mean, at any point of determination, the then current rentals being charged to new tenants for comparable quality space located on comparable quality property within the subject geographic area of the subject Individual Property, taking into account and giving effect to, without limitation, such considerations as size, location of the Individual Property, lease term and level and quality of building construction and space improvements, tenant allowances, and rent concessions, all as reasonably determined by the Agent.

Master Lease shall mean any master lease entered into, or assumed by, a Net Lease Partnership relative to an Individual Property, pursuant to which the lessee thereunder entered into a Sublease with a Tenant, each of which Master Leases has by operation of law merged into the applicable Sublease.

Material Adverse Effect shall mean a material adverse effect on, determined separately with respect to each Borrower, (i) the business, assets, prospects, operations or financial or other condition of any of the Borrowers or, taken as a whole, the Borrower Subsidiaries and the Loan Parties, including, without limitation, all Distributions to be made pursuant to Cash Flow Projections (ii) the ability of any of the Borrowers, the Loan Parties, or the Borrower Subsidiaries to perform any material Obligations or to pay any Obligations which it is obligated to pay in accordance with the terms hereof or of any other Loan Document, (iii) the rights of, or benefits available to, the Agent and/or any of the Lenders under any Loan Document or (iv) any Lien given to Agent and/or any of the Lenders on any material portion of the Collateral or the priority of any such Lien.

Maturity shall mean the Maturity Date, or, if the Maturity Date has been extended pursuant to the provisions of the Loan Agreement, the applicable Extended Maturity Date, or in any instance, upon acceleration of the Loan, if the Loan has been accelerated by Lenders upon an Event of Default.

Maturity Date as defined in Section 2.2.

Minimum Consolidated Net Worth as defined in Section 7.3.4.

Mortgage Debt shall mean, singly and collectively, the First Mortgage Debt, the Other Second Mortgage Debt, and the Securitized Notes.

Mortgage Debt Schedule as defined in Section 6.1.18(viii).

Mortgage Debt Test shall mean shall be deemed to be triggered if either (i) NMLP is not in compliance with the Cash Sweep Account Test or (ii) the aggregate equity (as determined by the Agent based upon then current valuations) in excess of all liens on the Individual Properties of all Net Lease Partnerships as to which a Default or Event of Default (regardless of how or if defined) has occurred and the holder has accelerated the obligations due thereunder and commenced exercising its rights upon such Default or Event of Default, is greater than $10,000,000.00, assuming for purposes hereof that such an event has occurred for the subject Mortgage Debt.

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Net Lease Partnerships shall mean, singly and collectively, the NMLP
Partnerships, the Other Partnerships, the Subsidiary Limited Partnerships, and the Partially Owned Limited Partnerships being the owners, land estate holders, or ground lessors of the Individual Properties.

Net Proceeds shall mean the gross proceeds received from any insurance recovery or condemnation award relating to any casualty or taking of any asset less the aggregate of (i) obligations due to the holders of Mortgage Debt thereon, including, without limitation, any prepayment penalties or fees, and (ii) all reasonable costs and expenses incurred in the collection of such amounts, including, but not limited to, reasonable attorney's fees, payable to third-parties who are not a NMLP Subsidiary, a Newkirk Group Entity or an Affiliate thereof.

Net Refinancing Proceeds shall mean the gross proceeds received from the closing of the financing or refinancing of a specified asset (with the exception of any proceeds of Permitted T/I Debt) less the aggregate of (i) obligations due to the holders of Mortgage Debt thereon, including, without limitation, any prepayment penalties or fees, and (ii) reasonable closing costs payable to third-parties who are not a NMLP Subsidiary, a Newkirk Group Entity or an Affiliate thereof.

Net Sales Proceeds shall mean the gross sale proceeds received from the closing of the sale of a specified asset less the aggregate of (i) obligations due to the holders of Mortgage Debt thereon, including, without limitation, any prepayment penalties or fees, and (ii) usual closing adjustments, and (iii) reasonable closing costs payable to third-parties who are not a NMLP Subsidiary, a Newkirk Group Entity or an Affiliate thereof.

Newkirk Group Entity (Entities) shall mean Apollo Real Estate Investment Fund III, L.P., a Delaware limited partnership, Vornado Realty Trust, a Maryland real estate investment trust, and Michael Ashner and Peter Braverman, being senior executives of Winthrop Financial Associates, A Limited Partnership, together with any Affiliates of each of such Persons (other than NMLP or any NMLP Subsidiary).

Newkirk Indemnification as defined in Section 3.1.22.

Newkirk Indemnitor as defined in Section 1.5.2.

Newkirk Loans shall mean, jointly and severally, the Administrator LLC Loan, the NK Leasehold Second Mortgage Loan, the Leyden Note and the Dautec Note.

NK Leasehold Second Mortgage Loan shall mean that certain mortgage loan arrangement held by NK-Leasehold II LLC, evidenced by among other things, a certain promissory note dated December 21, 1984 made by Crostex Associates Limited Partnership in the original principal amount of $2,214,788 (balance of $14,461,858.00 as of December 31, 2003) and a certain subordinated, second priority mortgage dated December 21, 1984 respecting the premises located at 4040 N. Central Expressway, Dallas, Texas owned by Crostex Associates Limited Partnership.

NMLP as defined in the Preamble hereto.

NMLP Accounts as defined in Section 7.1.14.

NMLP Collateral as defined in Section 3.1.

NMLP Commitment shall mean, with respect to each Lender, the amount set forth on
Exhibit I hereto as the amount of such Lender's commitment to make advances to NMLP, as may be amended from time to time by the Agent as provided in Article 13.

NMLP Consents as defined in Section 5.1.4.

NMLP Depository Account Pledge and Security Agreement as defined in Section
3.1.3.

NMLP Depository Accounts as defined in Section 7.1.14.

NMLP GP as defined in Section 1.2.1.

NMLP Guarantor as defined in Section 1.5.1.

NMLP Guaranty as defined in Section 3.1.23.

NMLP's Investments shall mean the aggregate of all of NMLP's and NMLP Subsidiaries' investments and other assets, on a consolidated basis (including but not limited to those investments known as the controlled LP's and the equity share of the non-controlled LP's), all as disclosed byNMLP to the Agent.

NMLP Loan as defined in Section 1.3.

NMLP Loan Advance as defined in Section 5.1.

NMLP Loan Documents as defined in Section 3.2.

NMLP Loan Party and NMLP Loan Parties shall mean, singly and collectively, NMLP, the NMLP GP, any NMLP Subsidiary which is a party to any NMLP Loan Document, the NMLP Guarantor, any Newkirk Group Entity which is a party to any NMLP Loan Document, and any Subsidiary and Affiliate of any of the foregoing which is also a party to any NMLP Loan Document.

NMLP Mandatory Prepayment Event as defined in Section 2.3.8(ii).

NMLP Mandatory Principal Prepayments as defined in Section 2.3.8(ii).

NMLP Note shall mean the Note payable to Agent on behalf of the Lenders in the original principal amount of Two Hundred Nine Million Dollars ($209,000,000.00).

NMLP Obligations shall mean all indebtedness, obligations and liabilities of NMLP to the Agent and/or any Lender existing on the date of this Agreement or arising thereafter, direct or indirect, joint or several, absolute or contingent, matured or unmatured, liquidated or unliquidated, secured or unsecured, arising by contract, assignment, operation of law or otherwise, arising or incurred under this Agreement, the NMLP Note, the NMLP T-Two Guaranty or any of the other NMLP Loan Documents, including, without limitation, under any Interest Rate Protection Agreement with the Agent with respect to the NMLP Loan.

NMLP Partnerships shall mean, singly and collectively, from time to time, those limited partnerships which are wholly-owned and controlled by NMLP, including, without limitation, those listed on Exhibit M.

NMLP Partnership GPs shall mean, singly and collectively, from time to time, those limited liability companies or corporations which are wholly-owned and controlled by NMLP and which are the general partners for each of the NMLP Partnerships, respectively.

NMLP Payment Direction Letters as defined in Section 7.1.15(vi), including, without limitation, the Paying Agent Agreements.

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



NMLP Permitted Debt as defined in Section 8.1.4.

NMLP Permitted Investments as defined in Section 8.1.19.

NMLP Permitted Liens as defined in Section 8.1.2.

NMLP Security Documents as defined in Section 3.2.

NMLP Securitized Mortgages shall mean such of the Securitized Mortgages which secure a NMLP Securitized Note.

NMLP Securitized Notes shall mean such of the Securitized Notes as to which the current payor is a NMLP Partnership, Other Partnership, Subsidiary Limited Partnership, or Partially Owned Limited Partnership.

NMLP Subsidiaries shall mean all of the Subsidiaries of NMLP, and all Subsidiaries of Subsidiaries of NMLP, including, without limitation, the following (but specifically not including any Other Partnerships, and any Partially Owned Limited Partnership):

                  1.       NMLP Partnerships;

                  2.       NMLP Partnership GPs;

                  3. Newkirk GP Holding LLC, a Delaware limited liability company (being the parent of the NMLP Partnership GP's);

                  4. Newkirk GP LLC, a Delaware limited liability company, together with all Subsidiaries of Newkirk GP LLC;

                  5. Newkirk Finco LLC, a Delaware limited liability company;

                  6. Newkirk Capital LLC, a Delaware limited liability company;

                  7. Newkirk Asset Management LLC, a Delaware limited liability company (being a Subsidiary of Newkirk Capital LLC);

                  8. NK-Leasehold II LLC, a Delaware limited liability company;

                  9. NK-Remainder Interest LLC, a Delaware limited liability company;

                  10. NK-Leyden GP LLC, a Delaware limited liability company;

                  11.      NK-Leyden Loan, L.P., a Delaware limited partnership,

                  12.      NK-Dautec Loan, L.P., a Delaware limited partnership;

                  13. NK-Dautec GP LLC, a Delaware limited liability company;

                  14.      BMD Realty LLC, a Delaware limited liability company;

                  15. NK First Loan E Certificate LLC, a Delaware limited liability company;

                  16. NK First Loan F Certificate LLC, a Delaware limited liability company;

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



                  17. NK First Loan G Certificate LLC, a Delaware limited liability company;

                  18.      Newkirk MLP Unit LLC;

                  19.      MLP Manager Corp., a Delaware corporation;

                  20. Alsey Associates L.P., a Delaware limited partnership;

                  21. Jeral Associates L.P., a Delaware limited partnership; and

                  22. Jermor Associates L.P., a Delaware limited partnership.

NMLP T-Two Guaranty shall mean the unlimited guaranty dated as of the Closing Date executed by NMLP guarantying all obligations and liabilities of T-Two to the Agent and the Lenders under the T-Two Loan Documents.

Net Cash Flow as defined in Section 7.3.1(i)(e).

Non-Wholly Owned Securitized Note shall mean such of the Securitized Notes as to which the current payor is not a NMLP Partnership.

Notes shall mean, collectively, the NMLP Note and the T-Two Note.

Notice of Intention to Distribute an defined in Section 9.2.1.

Notice of Rate Selection as defined in Section 2.3.3.

Obligations shall mean, collectively, the NMLP Obligations and the T-Two Obligations.

Officer's Certificate shall mean a certificate delivered to the Agent by a Borrower, a Subsidiary of a Borrower, or a Guarantor, as the case may be, respectively, which is signed by an authorized officer thereof (or an authorized officer of the direct or indirect managing general partner or managing member, as applicable, of such Borrower, such Borrower Subsidiary, or such Guarantor, if and as applicable).

Other Partnerships shall mean, from time to time, partnerships or other entities in which NMLP has a direct or indirect ownership interest, but which entities do not constitute NMLP Subsidiaries, including, without limitation, the partnerships detailed in Exhibit L.

Other Second Mortgage Debt shall mean, from time to time, any obligations of a Net Lease Partnership secured by a junior mortgage or deed of trust on one or more Individual Properties, as of the Closing Date as set forth in Schedule 6.1.18(ii)(ii); provided, however, the Securitized Notes shall not be included within the definition of Other Second Mortgage Debt.

Ownership Interest Agreements shall mean all of the agreements establishing any Remainder Ground Lease Option or Ground Lease Extension Option in favor of a Net Lease Partnership in an Individual Property, including the Ground Leases.

Partially Owned Limited Partnerships shall mean and refer to Linwood Avenue Limited Partnership (as to which a 55% limited partnership interest and 100% general partnership interest is owned by Newkirk Calcraf L.P.) and LCB Limited Partnership (as to which a 53% limited partnership interest and 100% general partnership interest is owned by Newkirk Segair L.P.)


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



Paying Agent shall mean Midland Loan Services, Inc., together with any other agent or replacement agent under a Paying Agent Agreement.

Paying Agent Agreements shall mean those agreements entered into with the Paying Agent for each Net Lease Partnership obligated on a Securitized Note pursuant to which the Paying Agent agreed to collect payments due on the Securitized Notes and make disbursements on behalf of the Grantor Trust.

Payment Direction Letters shall mean, collectively, the NMLP Payment Direction Letters and the T-Two Payment Direction Letters.

PBGC shall mean the Pension Benefit Guaranty Corporation established pursuant to
Section 4002 of ERISA, or any successor thereto.

Permitted Distributions as defined in Sections 8.1.18 and 8.2.16.

Permitted Leasing Costs as defined in Section 7.1.28(i).

Permitted Liens shall mean, collectively, NMLP Permitted Liens and T-Two Permitted Liens.

Permitted Refinance as defined in Section 8.1.4(iv).

Permitted T/I Debt shall mean additional non-recourse first mortgage indebtedness incurred by NMLP Subsidiaries solely to fund Permitted Leasing Costs under executed Leases, the amount of which Permitted T/I Debt shall not exceed (a) $50,000,000.00 incurred in the aggregate during the term of the Loan, or (b) $25,000,000.00 incurred in the aggregate in each calendar year.

Person shall mean any individual, corporation, partnership, joint venture, estate, trust, unincorporated association or limited liability company, any federal, state, county or municipal government or any bureau, department or agency thereof and any fiduciary acting in such capacity on behalf of any of the foregoing.

Plan shall mean any multiemployer or single-employer plan as defined in Section 4001 of ERISA, which is maintained or contributed to by (or to which there is an obligation to contribute of) a Borrower or any Subsidiary of a Borrower or an ERISA Affiliate, and each such plan for the five year period immediately following the latest date on which such Person or an ERISA Affiliate maintained, contributed to or had an obligation to contribute to such plan.

Prepayment Fee as defined in Section 2.3.9.

Prime Rate. The term "Prime Rate" means the variable per annum rate of interest so designated and publicly announced from time to time by Fleet National Bank (or any successor thereto) as its prime rate. The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate being charged to any customer.

Ratings as defined in Section 5.1.17.

Refinance as defined in Section 1.4.

Register as defined in Section 13.3.3.

Reimbursement Agreement shall mean that certain Reimbursement Agreement of even date entered into between NMLP and T-Two with respect to the NMLP T-Two Guaranty.

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Rejectable Offer shall mean the rejectable offer of any tenant pursuant to a
Lease respecting any Individual Property to purchase the respective Individual Property at a predetermined price, as and when may be specifically provided in any such Lease respecting any Individual Property.

Rejection Test as defined in Section 7.1.24(vi).

Related Documents shall mean, singly and collectively, the Formation Documents, the Call Option Agreement, each Ownership Interest Agreement, the Amended and Restated Asset Management Agreement, the Contract to Provide Asset Management Services, the Securitization Documents, the Integrated Documents, the Payment Direction Letters, the documents establishing and evidencing any Mortgage Debt, the Reimbursement Agreement, and the documents establishing and evidencing each Newkirk Loan.

Related Fund shall mean, with respect to a Lender which is a fund that invests in loans, any other such fund managed by the same investment advisor as such Lender or by an Affiliate of such Lender or such advisor.

Remainder Ground Lease Options as defined in Section 3.1.25(i).

Remainder Ground Lease Option Schedule as defined in Section 6.1.18(vii).

REMIC shall mean the real state mortgage investment conduit established pursuant to the Pooling Agreement.

Reportable Event shall mean an event described in Section 4043(b) of ERISA with respect to a Plan other than those events as to which the 30-day notice period is waived under subsection .13, .14, .16, .18, .19 or .20 of PBGC Regulation
Section 2615, or as otherwise now or hereafter defined in ERISA.

Required Lenders. As of any date, the Lenders holding greater than fifty percent (50%) of the outstanding principal amount due under the Notes on such date; and if no such principal is outstanding, the Lenders whose aggregate Commitments constitute greater than fifty percent (50%) of the Total Commitment.

Required T/I Amount as defined in Section 7.1.28(v).

Second Extended Maturity Date as defined in Section 2.2.

Second Extended Term as defined in Section 2.2.

Securitization Documents shall mean any and all documentation executed and delivered relative to the securitization of the so called contract rights relative to the Securitized Properties, including, without limitation, the Grantor Trust Agreement, the Paying Agent Agreement, the Securitized Notes, the Securitized Mortgages, and the Grantor Trust T-1 Certificate, the Grantor Trust T-2 Certificate, as such have been amended as of the Closing Date.

Securitized Mortgages shall mean the Liens on the Securitized Properties which secure the Securitized Notes.

Securitized Notes shall mean any and all the individual notes which from time to time are held by the Grantor Trust.


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Securitized Property and Securitized Properties shall mean from time to time each real estate property, together with all improvements, fixtures, equipment, and personalty relating to such property which secures any Securitized Note, with the Securitized Properties as of the date hereof being listed on Exhibit N hereto.

Security Documents shall mean, collectively, the NMLP Security Documents and the T-Two Security Documents.

Servicer presently Midland Loan Services, Inc., shall have the meaning provided in the Grantor Trust Agreement.

Shortfall Amount shall mean, with respect to any sale, transfer, refinance or other disposition of a Securitized Property which is owned by a NMLP Partnership which results in a discharge or release of the applicable Securitized Mortgage on such Securitized Property, the excess (if any) of (a) the Allocated Payment Amount for the Securitized Note secured by such Securitized Property, over (b) the aggregate of (i) all applicable T-Two Mandatory Principal Prepayments received by the Agent under Section 2.3.8(iii)(a) with respect to such Securitized Note (including the payment made or to be made as a result of the subject transaction), plus (ii) all NMLP Mandatory Principal Prepayments received by the Agent with respect to any Securitized Property which secures such Securitized Note (excluding the payment made or to be made as a result of the subject transaction).

Single-Purpose Entity shall mean, with respect to a Person, that such Person has Formation Documents which contain generally the following provisions (with such variations as required by the provisions of the First Mortgage Debt) , and has agreed to abide by such terms and conditions:

         (a) Such Person shall not engage in any business or activity other than acquiring by merger the assets and liabilities of the applicable Net Lease Partnership.

         (b) Such Person shall not acquire or own any material assets other than
(i) the real property owned by the NMLP Partnership on the Closing Date, and
(ii) such incidental personal property as may be necessary for the operation of such real property.

         (c) Such Person shall not fail to preserve its existence as an entity duly organized, validly existing and in good standing (if applicable) under the laws of the jurisdiction of its organization or formation and under the applicable laws of any state or states in which the ownership of its assets or the conduct of its business requires such qualification.

         (d) Such Person shall not incur any Debt, except as provided herein.

         (e) Such Person shall not merge into or consolidate with any person or entity or dissolve, terminate or liquidate in whole or in part, transfer or otherwise dispose of all or substantially all of its assets or change its legal structure.

         (f) Such Person shall not own any subsidiary or make any investment in any person or entity.

         (g) Such Person shall not file or consent to the filing of any petition, either voluntary or involuntary, to take advantage of any applicable insolvency, bankruptcy, liquidation or reorganization statute, or make an assignment for the benefit of creditors.

         (h) Such Person shall agree to abide by the following covenants in its management and operation:


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                  (i) To maintain its records, books of account and bank
         accounts separate and apart from those of the NMLP Partnership GPs, any affiliates of the NMLP Partnership GPs and any other Person;

                  (ii) Not to commingle assets with those of the NMLP Partnership GPs or any other Person;

                  (iii) Not to maintain its assets in such a manner that it will be costly or difficult to segregate, ascertain or identify its individual assets from those of any other Person;

                  (iv) To maintain separate financial statements and to file its own tax returns;

                  (v) To pay its own liabilities out of its own funds;

                  (vi) To observe all corporate, partnership or limited liability company formalities;

                  (vii) To maintain an arm's-length relationship with its Affiliates;

                  (viii) To pay the salaries of its own employees and maintain a sufficient number of employees in light of its contemplated business operations;

                  (ix) Not to guarantee or become obligated for the debts of any other entity or hold out its credit as being available to satisfy the obligations of others, except as provided for herein;

                  (x) Not to acquire obligations or securities of its partners, members or shareholders;

                  (xi) To allocate and charge fairly and reasonably any overhead for shared office space or any common employee or overhead shared with affiliates;

                  (xii) To use separate stationery, invoices and checks;

                  (xiii) Not to pledge its assets for the benefit of any other entity or make any loans or advances to any entity, including any NMLP Partnership GP or any affiliate thereof, except as provided for herein;

                  (xiv) To hold itself out to the public as a legal entity separate and distinct from any other Person and to conduct its business solely in its own name in order not (A) to mislead others as to the identity with which such other Person is transacting business, or (B) to suggest that such Person is responsible for the debts of any third party (including the NMLP Partnership GPs or any affiliate thereof or any other Person);

                  (xv) To correct any known misunderstanding regarding its separate identity; and

                  (xvi) To maintain adequate capital and cash on hand for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations.

State shall mean the State or Commonwealth in which the subject of such reference or any part thereof is located.

Statement as defined in Section 14.17.

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



Sublease shall mean any sublease entered into, or assumed by, a lessee under a Master Lease relative to an Individual Property, each of which Subleases has by operation of law merged into the applicable Master Lease.

Subsidiary shall mean, with respect to any Person, any corporation, association, limited liability company, partnership or other business entity of which securities or other ownership interests representing more than 50% of either (x) the beneficial ownership interest or (y) ordinary voting power are, at the time as of which any determination is being made, owned or controlled, directly or indirectly, by such Person.

Subsidiary Bankruptcy Test shall be deemed to be triggered if either (i) NMLP is not in compliance with the Cash Flow Sweep Test or (ii) the aggregate equity (as determined by the Agent based upon then current valuations) in excess of all liens on the Individual Properties of all NMLP Partnerships as to which any event set forth in Subsections 10.1.1(viii) or 10.1.2(viii) has occurred and continues to occur, is greater than $10,000,000.00, in each case assuming for purposes hereof, that such an event has occurred for the subject NMLP Partnership.

Subsidiary Limited Partnership shall mean and refer to Jeral Associates Limited Partnership, Jermor Associates Limited Partnership, and Alsey Associates Limited Partnership (as to each of which a 99% limited partnership interest is owned by Newkirk Martall L.P.).

Syndication Agent shall mean Fleet Securities, Inc.

Tustin shall mean Tustin Associates Limited Partnership, a Delaware limited partnership, being one of the Other Partnerships.

Tustin Loan shall mean the loan arrangement between Tustin and NMLP in the original principal amount of $345,619.00, as evidenced by the Tustin Loan Documents.

Tustin Loan Documents shall mean and refer to a certain promissory note in the original principal amount of $345,619.00 dated January 1, 2003 made by Tustin in favor of NMLP and a certain leasehold mortgage dated January 1, 2003 given by Tustin to NMLP, and any and all other documents executed in connection therewith, as same may be amended, modified, supplemented, or replaced from time to time.

T-Two as defined in the Preamble hereto.

T-Two Accounts as defined in Section 7.2.14.

T-Two Collateral as defined in Section 3.3.

T-Two Commitment shall mean, with respect to each Lender, the amount set forth on Exhibit I hereto as the amount of such Lender's commitment to make advances to T-Two, as may be amended from time to time by the Agent as provided in
Article 13.

T-Two Consents as defined in Section 5.2.4(i).

T-Two Depository Accounts as defined in Section 7.2.14.

T-Two Depository Account Pledge and Security Agreement as defined in Section 3.3.4.

T-Two GP as defined in Section 1.2.2.


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T-Two Guarantor as defined in Section 1.5.3.

T-Two Guaranty as defined in Section 3.3.5.

T-Two Loan as defined in Section 1.4.

T-Two Loan Advance as defined in Section 5.2.

T-Two Loan Documents as defined in Section 3.4.

T-Two Loan Party and T-TwoLoan Parties shall mean, singly and collectively, T-Two, the T-Two GP, the T-Two Guarantor, any Newkirk Group Entity which is a party to any T-Two Loan Document, and any Subsidiary and Affiliate of any of the foregoing which is also a party to any T- Two Loan Document.

T-Two Mandatory Prepayment Event as defined in Section 2.3.8(iii).

T-Two Mandatory Principal Prepayments as defined in Section 2.3.8(iii).

T-Two NMLP Guaranty shall mean the unlimited guaranty dated as of the Closing Date executed by T-Two guarantying all obligations and liabilities of NMLP to the Agent and the Lenders under the NMLP Loan Documents.

T-Two Note as defined in Section 3.4.

T-Two Obligations shall mean all indebtedness, obligations and liabilities of T-Two to the Agent and/or any Lender existing on the date of this Agreement or arising thereafter, direct or indirect, joint or several, absolute or contingent, matured or unmatured, liquidated or unliquidated, secured or unsecured, arising by contract, assignment, operation of law or otherwise, arising or incurred under this Agreement, the T-Two Note, the T-Two NMLP Guaranty or any of the other T-Two Loan Documents, including, without limitation, under any Interest Rate Protection Agreement with the Agent with respect to the T-Two Loan.

T-Two Payment Direction Letters as defined in Section 7.2.15(iv), including, without limitation, the Payment Agent Agreements.

T-Two Permitted Debt as defined in Section 8.2.4.

T-Two Permitted Investments as defined in Section 8.2.17.

T-Two Permitted Liens as defined in Section 8.2.2.

T-Two Security Documents as defined in Section 3.4.

T/I Fund Account as defined in Section 7.1.28(i).

Title Reports as defined in Section 5.1.11(i).

Total Commitment. The sum of the Commitments of the Lenders, as in effect from time to time.

Total NMLP Commitment. The sum of the NMLP Commitments of the Lenders, as in effect from time to time.


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


Total T-Two Commitment. The sum of the T-Two Commitments of the Lenders, as in effect from time to time.

UCC or the Uniform Commercial Code means the Uniform Commercial Code in effect in a State.

Unfunded Current Liability of any Plan means the amount, if any, by which the actuarial present value of the accumulated plan benefits under the Plan as of the close of its most recent plan year exceeds the fair market value of the assets allocable thereto, each determined in accordance with Statement of Financial Accounting Standards No. 35, based upon the actuarial assumptions used by the Plan's actuary in the most recent annual valuation of the Plan.

United States and U.S. shall each mean the United States of America.

Units shall mean units of limited partnership interest in the Borrower.

Variable Rate. The term "Variable Rate" means a per annum rate equal at all times to the Prime Rate plus 250 basis points, with changes therein to be effective simultaneously without notice or demand of any kind with any change in the Prime Rate.

Variable Rate Advance. The term "Variable Rate Advance" means any principal amount outstanding under this Agreement which pursuant to this Agreement bears interest at the Variable Rate.

Withholding Taxes as defined in Section 2.7.3(ii).





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